SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                          Milwaukee, Wisconsin  53202
                                 (414) 271-5885
                              Fax: (414) 271-5910

March   , 1997
      --

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  The Garzarelli Funds
     (333-14855; 811-7877)

Ladies and Gentlemen:

On behalf of The Garzarelli Funds ( the "Trust"), and pursuant to the Investment Company Act of 1940 and the Securities Act of 1933, we hereby file Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A. The filing relates to the Garzarelli Balanced Fund, the Trust's initial portfolio. If you have any questions or comments, please contact the undersigned.

Sincerely,
SUNSTONE FINANCIAL GROUP, INC.

By: /s/ Constance Dye Shannon
-----------------------------
Legal and Compliance Manager

Encl.

cc:  David A. Sturms, Esq.



*****

        As filed with the Securities and Exchange Commission on March   , 1997
                                                                      --

                                     Securities Act Registration No. 333-14855
                              Investment Company Act Registration No. 811-7877
------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          (x)

          Pre-Effective Amendment No. 2                          (x)

          Post-Effective Amendment No.                           ( )
                                      -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (x)

                                Amendment No. 2
                        (Check appropriate box or boxes)

                              THE GARZARELLI FUNDS
               (Exact Name of Registrant as Specified in Charter)
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002

                    (Address of Principal Executive Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (312) 782-1525

                              H. Steel Bokhof, Jr.
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002
                    (Name and Address of Agent for Service)

                                    Copy to:
                             David A. Sturms, Esq.
                      Vedder, Price, Kaufman and Kammholz
                            222 North LaSalle Street
                         Chicago, Illinois  60601-1003

Approximate Date of Proposed Public Offering: As soon as possible after this Registration Statement becomes effective. In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number or amount of shares is being registered by this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.


*****

                              THE GARZARELLI FUNDS

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


                                        Caption or Subheading in Prospectus or
     Item No. on Form N-1A              Statement of Additional Information
     ---------------------              --------------------------------------

 1.  Cover Page                         Cover Page

 2.  Synopsis                           Expense Summary

 3.  Condensed Financial Information    <F1>

 4.  General Description of Registrant  The Garzarelli Funds; Other Investment
                                        Policies and Risk Considerations;
                                        Investment Limitations

 5.  Management  of the Fund            Management of the Fund; Transfer and
                                        Dividend Disbursing Agent, Custodian
                                        and Independent Auditors

5A.  Management's Discussion of Fund
     Performance                        <F1>

 6.  Capital Stock and Other Securities Capital Structure; Dividends and
                                        Distributions; Taxes; Shareholder
                                        Reports and Information

 7.  Purchase of Securities Being       How to Purchase Shares; Pricing of
     Offered                            Fund Shares; How to Exchange Shares;
                                        Retirement Plans; Service and
                                        Distribution Plan

 8.  Redemption or Repurchase           How to Redeem Shares; Pricing of Fund
                                        Shares; How to Exchange Shares

 9.  Legal Proceedings                  <F1>



PART B -
INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION


10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  General Information and History    <F2>

13.  Investment Objectives and Policies Additional Investment Information;
                                        Investment Restrictions

14.  Management of the Fund             Additional Trust Information


15.  Control Persons and Principal      Additional Trust Information
     Holders of Securities

16.  Investment Advisory and Other      Additional Trust Information
     Services

17.  Brokerage Allocation and Other     Portfolio Transactions and Brokerage
     Policies

18.  Capital Stock and Other Securities Description of Shares

19.  Purchase, Redemption and Pricing   Included in the Prospectus under the
     of Securities Being Offered        heading "How to Purchase Shares,"
                                        "Pricing of Fund Shares," "How to
                                        Exchange Shares" and "How to Redeem
                                        Shares" and in the Statement of
                                        Additional Information under the
                                        headings "Individual Retirement
                                        Accounts"

20.  Tax Status                         Included in the Prospectus under the
                                        headings "Taxes" and "Dividends and
                                        Distributions" and in the Statement
                                        of Additional Information under the
                                        heading "Taxes" and "Additional
                                        Investment Information"

21.  Underwriters                       <F1>

22.  Calculation of Performance Data    Included in the Prospectus under the
                                        heading "Fund Performance" and in the
                                        Statement of Additional Information
                                        under the heading "Performance
                                        Information"

23.  Financial Statements               Financial Statements


-----------------------
<F1> Answer negative or inapplicable
<F2> Complete answer to Item is contained in the Prospectus


*****


                                                                          , 1997
                                                            --------------



                              THE GARZARELLI FUNDS

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust presently consists of one diversified investment portfolio, individually referred to as a "Fund."

Garzarelli Investment Management, LLC ("Adviser") serves as the investment adviser to the Fund. Elaine M. Garzarelli, founder and Chairperson of the Adviser, is responsible for the overall strategic management of the Fund. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Fund.

The GARZARELLI BALANCED FUND seeks long-term growth of capital and current income, consistent with reasonable investment risk. The Fund may emphasize investments in common stocks and other equity type securities or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Adviser. Except during a temporary defensive period, at least 25% of the Fund's assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.

A Statement of Additional Information, dated               , 1997, which is
                                             --------------
incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, which may be revised from time to time, contains further information about the Fund and is available, without charge, by writing to the Fund at P.O. Box 674, Milwaukee, WI 53201-0674, or calling 1-800-378-1405. If you wish to contact the Fund via an overnight delivery, send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              TABLE  OF  CONTENTS

Prospectus Summary...............................................
Expense Summary..................................................
The Garzarelli Funds.............................................
Other Policies and Risk Considerations...........................
Investment Limitations...........................................
Management of the Fund...........................................
Pricing of Fund Shares...........................................
How to Purchase Shares...........................................
How to Exchange Shares...........................................
How to Redeem Shares.............................................
Dividends and Distributions......................................
Shareholder Reports and Information..............................
Retirement Plans.................................................
Service and Distribution Plan....................................
Taxes............................................................
Capital Structure................................................
Transfer and Dividend Disbursing Agent, Custodian
  and Independent Auditors.......................................
Fund Performance.................................................


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               PROSPECTUS SUMMARY

TYPE OF COMPANY The Fund is a no-load, diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE The investment objective for the Garzarelli Balanced Fund is long-term growth of capital and current income, consistent with reasonable investment risk.

INVESTMENT POLICY The Garzarelli Balanced Fund (the "Fund") may emphasize investments in equity-type securities or securities acquired primarily to produce income or a combination of both. The assets of the Fund will be allocated among these classes of securities based on the Adviser's assessment of market conditions. Except during a temporary defensive period, at least 25% of the Fund's assets will be invested in fixed income senior securities and at least 25% of the Fund's assets will be invested in equity securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS An investment in the Fund is subject to certain risks, as set forth in detail under "OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS." As with other mutual funds, there can be no assurance that the Fund will achieve its investment objective. The Fund, to the extent set forth under "OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS," may engage in the following practices: the use of repurchase and reverse repurchase agreements, investing in foreign securities, the lending of portfolio securities and investing in derivatives.

OFFERING PRICE The public offering price of the Fund is equal to its net asset value per share.

SHARES OFFERED Shares of the Fund are a separate investment portfolio of The Garzarelli Funds, a Delaware business trust.

MINIMUM PURCHASE The minimum initial investment is $1,000 with $50 minimum subsequent investments. Such minimum initial investment is reduced to $500 if purchases are made in connection with an IRA. Both minimum initial and subsequent investments may be waived if purchases are made pursuant to a payroll deduction plan.

DIVIDENDS Dividends from net investment income are declared and paid quarterly for the Fund. Net realized capital gains are distributed at least annually.

INVESTMENT ADVISER  Garzarelli Investment Management, LLC (the "Adviser").

SUB-ADVISER:  Affinity Investment Advisers, Inc.

ADMINISTRATOR/DISTRIBUTOR Sunstone Financial Group, Inc. acts as Administrator (the "Administrator") for the Fund. Sunstone Distribution Services, LLC., an affiliate of Sunstone Financial Group, Inc., acts as the Distributor of the Fund.

                                EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of the Fund. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of the Fund. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services. The Annual Operating Expenses are the expenses expected to be incurred by the Fund during the Fund's initial fiscal year. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.

                                                             GARZARELLI
                                                              BALANCED
SHAREHOLDER TRANSACTION EXPENSES                                FUND
--------------------------------                              --------

Maximum Sales Load Imposed                                      None
  on Purchases
Maximum Sales Load Imposed
  on Reinvested Dividends                                       None
Deferred Sales Load Imposed on
  Redemptions                                                   None
Redemption Fees<F3>                                             None
Exchange Fees                                                   None

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                 0.75%
12b-1 Fees<F4>                                                  0.25%
Other Expenses (net of reimbursement) <F5><F6>                  0.25%
                                                                -----
Total Operating Expenses (net of reimbursement) <F6>            1.25%

<F3>  A fee of $10.00 is charged for each wire redemption.

<F4>  The maximum level of distribution expenses is 0.25% per annum of the
      Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F5>  Such expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

<F6>  The Fund's Adviser has voluntarily agreed to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.25%, of the Fund's average net assets until at least October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. The Fund estimates that absent the limitation, Other Expenses of the Fund would initially be approximately 0.56%, and the Total Annual Operating Expenses of the Fund would initially be approximately 1.56%.


EXAMPLE
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                                                GARZARELLI
                                                 BALANCED
                                                   FUND
                                                 --------
                  One Year                         $13
                  Three Years                      $40


The examples shown above should not be considered representations of past or future expenses or rates of return. The Fund is newly organized and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Fund will be contained in the Fund's future annual reports to shareholders, which may be obtained without charge when they become available.


                              THE GARZARELLI FUNDS

The Garzarelli Funds (the "Trust") is a no-load, open-end, management investment company, commonly known as a mutual fund, which is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust presently consists of one diversified investment portfolio: the Garzarelli Balanced Fund (the "Fund").

GARZARELLI BALANCED FUND

The investment objective of the Fund is long-term growth of capital and current income, consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Except during a temporary defensive period, at least 25% of the Fund's total assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities. Otherwise, the percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

                                 *     *     *

In seeking to achieve the investment objective of the Fund, the Adviser initially utilizes a modeling process which assists in determining the extent to which participation in the equity markets may best achieve the Fund's investment objective. When the model, together with other market conditions and economic factors considered by the Adviser, favors equities, the Fund will invest more significantly in equity securities. When the model indicates the contrary, the Fund will invest more significantly in fixed income securities (including money market instruments) and may employ other defensive hedging strategies.

With respect to the equity component of the Fund, the Adviser identifies which industry sectors should be emphasized based on its assessment of market and economic conditions and utilizing quantitative and qualitative investment techniques. In constructing the Fund's investment portfolio, and in utilizing the foregoing procedures, the Adviser attempts to achieve the Fund's investment objective while seeking risk levels equal to or lower than the stock market in general.

Elaine M. Garzarelli, founder and Chairperson of the Adviser, designed the modeling process used by the Adviser and is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying the industry sectors to be emphasized. Ms. Garzarelli has over 20 years of experience as a stock market strategist, including serving as Managing Director and Chief Quantitative Strategist for Shearson Lehman/American Express. The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities in which the Fund invests. In consultation with and subject to the approval of the Adviser's committee, Mr. Gregory Lai, a principal of the Sub-Adviser, selects the specific equity securities in which the Fund invests. See "Management of the Fund".


                           OTHER INVESTMENT POLICIES
                            AND RISK CONSIDERATIONS

GENERAL. Because shares of the Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. An investment in the Fund should be considered a long-term investment.

The investment objective, policies and practices of the Fund, unless otherwise specifically stated, are not fundamental and may be changed by the Board of Trustees without shareholder approval. See "Investment Limitations." Because of the risks inherent in all investments, there can be no assurance that the objective of the Fund will be met.

In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

EQUITY SECURITIES. The Fund may invest in equity securities, including common stock, preferred stock, convertible securities, warrants and rights. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio primarily invested in fixed income securities.

FIXED INCOME SECURITIES. The Fund may invest in fixed income securities issued by domestic or foreign corporations or other entities, or by U.S. or foreign governments or their agencies or instrumentalities. The Fund is not limited as to the maturity of its fixed income investments. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The market value of all debt obligations is affected by changes in the prevailing interest rates, and generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of the debt obligation, the greater the sensitivity to changes in interest rates.

In order to reduce the risk of non-payment of principal or interest on these securities, the Fund will invest only in fixed income securities which are, at the time of purchase, investment grade. "Investment grade fixed income securities" are those rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized securities rating organizations, or securities which are unrated but deemed by the Adviser or Sub-Adviser to be comparable in quality to instruments that are so rated. Securities in the fourth highest grade may possess speculative characteristics and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security. See the Statement of Additional Information for a description of applicable debt ratings.

Fixed income securities in which the Fund may invest include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; obligations of the U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed; and obligations issued by U.S. and foreign corporations.

FOREIGN SECURITIES. The Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depository Receipts ("ADRs").
ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

In addition, the Fund may invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.
Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional Information. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation than securities of domestic companies.

FORWARD CURRENCY EXCHANGE CONTRACTS. Some of the foreign securities held by the Fund may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Fund may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the Fund.

To protect against adverse movements in exchange rates between currencies, the Fund may enter into forward currency exchange contracts. A forward currency exchange contract obligates the Fund to purchase or sell a specific currency at a future date at a specific price.

The Fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Fund's positions generally.

By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the Adviser or Sub-Adviser believes that a particular currency may decline in value compared to the dollar, the Fund may enter into forward currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of the Fund's securities or other assets denominated in, or whose value is tied to, that currency.

If the Fund enters into a forward contract, the Fund, when required, will segregate eligible assets in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

OPTIONS. The Fund may write (i.e., sell) covered call and secured put options, and buy put or call options, which are sometimes referred to as derivatives. These options may relate to particular securities or stock indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.

Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are: (1) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the option; (2) possible lack of a liquid secondary market; (3) losses caused by unanticipated market movements; and (4) the Adviser's ability to predict correctly the direction of securities prices and economic factors. For further discussion of risks involved with the use of options, see "Additional Investment Information -- Options" in the Statement of Additional Information.

FUTURES CONTRACTS. The Fund may enter into futures contracts (or options thereon). The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Fund may purchase put and call options on futures contracts.
An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event an option is exercised, parties will be subject to all the risks associated with trading of futures contracts. The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs.

The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized gains and losses on options entered into. When required by guidelines of the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its futures or options positions.

The successful use of futures contracts and options thereon draws upon skills and experience which are different from those needed to select the other securities in which the Fund invests. Should market conditions change in an unexpected manner, the Fund may not achieve the desired benefits of futures and options on futures or may realize losses and consequently be in a less favorable position than if such strategies had not been used. For further discussion of risks involved with the use of futures and options on futures, see "Additional Investment Information - Futures Contracts" in the Statement of Additional Information.

DERIVATIVES. In addition to options and financial futures, consistent with its objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The type of derivatives used by the Fund and the techniques employed by the Adviser and Sub-Adviser may change over time as new derivatives and strategies are developed or regulatory changes occur. The Adviser and Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. The Fund does not intend to invest in inverse floaters and interest only or principal only securities.

Derivative instruments present, to varying degrees, risk that the performance of the underlying assets, exchange rates or indices will decline; that the dealer or other counterparty to the transaction will fail to pay its obligations; that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and that loss will occur as a result of inadequate systems and controls, human error or otherwise.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. The Fund will only purchase convertible securities which are investment grade. ("Baa" or higher by Moody's or BBB or higher by Standard & Poor's or of a similar rating by a nationally recognized securities rating organization, or unrated but deemed by the Adviser or Sub-Adviser to be comparable in quality to instruments that are so rated.) See "Fixed Income Securities". A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. See "Fixed Income Securities". Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser or Sub-Adviser expects, however, to sell promptly any convertible debt securities that fall below a Baa rating quality as a result of these events.
See the Statement of Additional Information for a description of applicable debt ratings.

TEMPORARY, DEFENSIVE POSITION. In times when the Adviser believes that severe adverse economic or market conditions justify such actions, the Fund may invest temporarily up to 100% of its assets in short-term, high quality money market instruments. The Fund may also invest in such instruments pending investment, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

The Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, repurchase agreements, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. The Fund may also invest in United States Treasury Bills and Notes, certificates of deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.

The Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

ZERO-COUPON OBLIGATIONS. The Fund may also invest in zero coupon obligations of the U.S. government or its agencies or instrumentalities, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("strips"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

SECURITIES LENDING. From time to time, the Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receive interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund may experience risk of loss if the institution to whom it lends portfolio securities breaches its agreement with the Fund. The Fund is currently authorized to lend portfolio securities, but has no present intention to do so.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION. In order to achieve the Fund's investment objective, the Adviser and Sub-Adviser will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Adviser or Sub-Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. Subject to the foregoing, the Fund may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser or Sub-Adviser believes that it is appropriate to do so. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's objectives, the rate of portfolio turnover is irrelevant when the Adviser or Sub-Adviser believes a change is in order to achieve its objective, and the Fund's annual portfolio turnover rate may vary from year to year. It is presently anticipated the portfolio turnover rate for the Fund generally will not exceed 150%. However, this should not be considered as a limiting factor and actual turnover rates may exceed this if the Adviser or Sub-Adviser deems it appropriate.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

The Fund may not:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Fund's objective, policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the Board of Trustees without shareholder approval. Any change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

                             MANAGEMENT OF THE FUND

As a Delaware Business Trust, the business affairs of the Trust are managed by its Board of Trustees. The Trust, on behalf of the Fund, has entered into an investment advisory agreement with Garzarelli Investment Management, LLC (the "Adviser"), 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002 (the "Investment Advisory Agreement"). The Adviser has also entered into a sub-advisory agreement with Affinity Investment Advisers, Inc. 840 Newport Center Drive, Suite 450, Newport Beach, California 92660 ("Sub-Adviser") (the "Sub-Advisory Agreement"). Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser furnish continuous investment advisory services to the Fund. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will select the equity assets of the Fund, in consultation with and subject to the approval of the Adviser's investment committee, and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser was organized on July 12, 1995, as an Illinois limited liability company. Elaine Garzarelli, the Chairperson and a director of the Adviser, is the majority shareholder of the Adviser, and controls the Adviser. The Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. The Sub-Adviser was organized on April 24, 1992 as a California corporation. Gregory R. Lai controls the Sub-Adviser. The Sub-Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. Neither the Adviser nor the Sub-Adviser has any prior experience managing a U.S. registered investment company.

In managing the Fund, Ms. Garzarelli is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying industry sectors to be emphasized. Ms. Garzarelli founded the Adviser in 1995, and has served as its Chairperson since its inception. Prior thereto, Ms. Garzarelli served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist.

The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities for investment by the Fund. Gregory R. Lai, CFA, a principal of the Sub-Adviser, in consultation with and subject to the approval of the Adviser's investment committee, is primarily responsible for making the selection of specific equity securities for investment by the Fund. Mr. Lai has been a principal of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO, from 1988 to 1992.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund, the Adviser furnishes continuous investment advisory services and management to the Fund.

The Adviser and Sub-Adviser supervise and manage the investment portfolio of the Fund, and subject to such policies as the Board of Trustees of the Trust may determine, direct the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Investment Advisory Agreement and the Sub-Advisory Agreement, the Adviser and Sub-Adviser, at their own expense and without reimbursement from the Trust, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining the Trust's organization, and will pay the salaries and fees of all officers and trustees of the Trust (except the fees paid to disinterested trustees). For the foregoing, the Adviser will receive a monthly fee at the annual rate of 0.75% on the average daily net assets of the Fund. In turn, the Adviser pays the Sub-Adviser for its services a sub-advisory fee of 12% of the advisory fee received by the adviser (net of any fee waivers or expense reimbursements).

ADMINISTRATION

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as administrator for the Fund. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from the Fund a fee, computed daily and payable monthly, based on the Fund's average daily net assets at the annual rate of 0.20 of 1.0% on the first $50,000,000 of average daily net assets, 0.13 of 1.0% on the next $50,000,000 of average daily net assets, 0.05 of 1.0% on the average daily net assets over $100 million, subject to an annual minimum of $65,000, plus out-of-pocket expenses. The minimum annual fee is subject to an automatic annual escalation of 5%. In addition, the Administrator received from the Fund $35,000 for organizational services provided by the Administrator.


DISTRIBUTION

Sunstone Distribution Services, LLC (the "Distributor") acts as distributor for the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Shares also may be sold by authorized dealers who have entered into dealer agreements with the Distributor or the Trust. Pursuant to the Distribution Agreement, the Fund will: (1) pay the Distributor a fee, payable monthly, at the annual rate of 0.025% of the Fund's average daily net assets, subject to a minimum aggregate annual fee of $25,000, and (2) reimburse the Distributor's out-of-pocket expenses; provided, however, that if during any annual period, such compensation and reimbursement payments and other payments under the Service and Distribution Plan exceed 0.25% of the Fund's average daily net assets, the Distributor will rebate such excess to the Fund. See "Service and Distribution Plan."


EXPENSES

The Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to trustees who are not interested persons of the Adviser or Sub-Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                             PRICING OF FUND SHARES

The price you pay when buying the Fund's shares, and the price you receive when selling (redeeming) the Fund's shares, is the net asset value of the shares next determined after receipt by the Fund of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Fund currently charges a $10 fee for each redemption made by wire. See "How to Redeem Shares."

The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 3:00 p.m. Central time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which the net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

Investments are considered received only when your check, wired funds or electronically transferred funds are received by the Fund in accordance with the procedures set forth herein. Investments by telephone pursuant to your prior authorization to the Fund to draw on your bank account are considered received when the proceeds from the bank account are received and accepted by the Fund, which generally takes two to three banking days.

Securities which are traded on a recognized securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Fund's Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Trust's Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any other securities for which market quotations are not readily available are valued by a method that the Trust's Board of Trustees believes represents fair value.


                             HOW TO PURCHASE SHARES

The Fund is no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order. See "Pricing of Fund Shares."


                                INITIAL MINIMUM    ADDITIONAL MINIMUM
TYPE OF ACCOUNT                    INVESTMENT          INVESTMENT
---------------                  --------------    -----------------
Regular                             $1,000                $50
Automatic Investment Plan           $1,000                $50
Individual Retirement Account
   ("IRA")                            $500                $50
Gift to Minors                        $500                $50

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a "Power of Attorney" or "POA" in the registration section of the Purchase Application.

HOW TO OPEN YOUR ACCOUNT BY MAIL.  Please complete the Purchase Application.
You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Fund by calling 1-800-378-1405. (PLEASE COMPLETE AN IRA APPLICATION TO ESTABLISH AN IRA.)

Your completed Purchase Application should be mailed directly to:

     The Garzarelli Funds
     P.O. Box 674
     Milwaukee, WI  53201-0674

To purchase shares by overnight or express mail, please use the following street address:

     The Garzarelli Funds
     207 East Buffalo Street, Suite 315
     Milwaukee, WI  53202-5712


All applications must be accompanied by payment in the form of a check made payable to "The Garzarelli Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Fund will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take 7 business days from the purchase date. If you contemplate needing to exchange or redeem your investment shortly after purchase, you should purchase the shares by wire as discussed below.

HOW TO OPEN YOUR ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, YOU MUST CALL THE FUND AT 1-800-378-1405 FOR INSTRUCTIONS AND TO OBTAIN AN INVESTOR ACCOUNT NUMBER PRIOR TO WIRING FUNDS. Funds should be wired through the Federal Reserve System as follows:


                                 UMB Bank, n.a.
                            A.B.A. Number 101000695
                        For credit to The Garzarelli Funds
                           Account Number 9870784335

                             For further credit to:
                           (investor account number)
                         (name or account registration)
                 (Social Security or Tax Identification Number)
                       (identify which Fund to purchase)





A PURCHASE APPLICATION MUST BE RECEIVED BY THE FUND TO ESTABLISH PRIVILEGES AND TO VERIFY YOUR ACCOUNT INFORMATION. PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED AND TAXES MAY BE WITHHELD UNLESS THE FUND RECEIVES A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION. The Fund reserves the right to refuse a telephone transaction if it believes it advisable to do so.

IF YOU HAVE ANY QUESTIONS, CALL THE FUND AT 1-800-378-1405.

HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed previously. When adding to an account by mail, you should send the Fund your check, together with a subsequent investment slip from a recent statement. If this investment slip is unavailable you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Fund to draw on your preauthorized bank account as shown on the records of the Fund and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 10 business days after receipt by the Fund of your request to adopt this service. This time period allows the Fund to verify your bank information. Investments made by electronic funds transfer in any one account must be in an amount of at least $50 and will be effective at the net asset value next computed after receipt by the Fund of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares." This service may be selected by calling the Fund at 1-800-378-1405 for the necessary form and instructions.

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED AND ACCEPTED ON THE DAY THEY ARE DEPOSITED IN THE FUND'S ACCOUNT IF THEY REACH THE FUND'S BANK ACCOUNT BY THE FUND'S CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of the Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the AIP Plan") minimum initial investment of $1,000 before the Plan may be established. Under the AIP Plan, your designated bank or other financial institution debits a preauthorized amount on your account each month and applies the amount to the purchase of Fund shares. The Fund requires 10 business days after its receipt of your request to initiate the AIP Plan to verify your account information. Generally, the AIP Plan will begin on the next transaction date scheduled by the Fund for the AIP Plan following this 10 business day period. AIP Plan transactions are scheduled for the 5th and/or 20th of every month. AIP Plan transactions may also be scheduled monthly, quarterly or annually. The AIP Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the AIP Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the AIP Plan. A $20 fee will be imposed by the Fund if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction AND YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. Purchases will not be available for redemption for 7 business days. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. You may adopt the AIP Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the AIP Plan after an account is opened by calling the Fund at 1-800-378-1405. In the event you discontinue participation in the AIP Plan, the Fund reserves the right to redeem your Fund account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less.


PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Fund's Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided. The Fund may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Trust may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

ADDITIONAL PURCHASE INFORMATION. The Fund will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid and YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

When a purchase is made by check or electronic funds transfer and a redemption is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.


Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

The Fund may decline to accept a purchase order upon receipt when, in the judgment of the Fund, it would not be advisable to do so.

                             HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from the Fund to the Northern Money Market Fund (the "Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($1,000 minimum, $500 subsequent). You MUST obtain a copy of the Money Market Fund prospectus from Sunstone Investor Services, LLC, and you are advised to read it carefully before authorizing any investment in shares of the Money Market Fund.

If you desire to use the expanded exchange privilege, you should contact the Fund at 1-800-378-1405 for further information about the procedures and the effective times for exchanges. Generally, exchange requests received and accepted by the Fund by 3:00 p.m. (Central time) or the close of the New York Stock Exchange, if different, on a day during which the Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed. Please note that when exchanging from the Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund to the Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the Money Market Fund, at the end of the month. An exchange from the Fund to the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

See "Additional Exchange Information" regarding purchases made by check or electronic funds transfer.

The Fund is intended to be a long-term investment vehicle and not designed to provide investors with a means of speculating on short-term market movements.
In addition, because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund. Therefore, the maximum number of exchanges you wish to make may be restricted. Contact the Fund for additional information concerning the exchange privilege.

AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from one Money Market Fund account to a Fund account ($50 minimum per transaction). An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally you will realize a capital gain or loss. You must meet the Fund's minimum initial investment requirements before this plan is established. You may adopt the plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Exchange Plan after an account is open by calling the Fund at 1-800-378-1405.



Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

                              HOW TO REDEEM SHARES

You may redeem shares of the Fund at any time. The price at which the shares will be redeemed is the net asset value per share next determined after redemption instructions are received and accepted by the Fund. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $10 is charged by the transfer agent for each wire redemption and a fee is charged when redeeming shares in an IRA. Refer to the IRA Disclosure Statement & Custodial Agreement for additional information on IRA accounts and fees. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed.
A request for redemption must be signed exactly as the shares are registered.
If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the shareholder(s) of record or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Additional Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions contact the Fund in advance.

The Fund will mail payment for redemption within 7 days after it receives proper instructions for redemption. However, the Fund will delay payment for 7 business days on redemptions of recent purchases made by check or electronic funds transfer. This allows the Fund to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

HOW TO REDEEM BY TELEPHONE. See "Additional Redemption Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $25,000, by calling the Fund at 1-800-378-1405. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Fund. A redemption request in excess of $25,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A telephone redemption request will not be processed within 30 calendar days after an address change. A redemption request within that 30 day time period must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. There is currently a $10 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Fund. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Fund's control. The Fund reserves the right to delay payment for a period of up to 7 days after receipt of the redemption request.

The Fund reserves the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Fund by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, you may also redeem shares by delivering or mailing the redemption request to: The Garzarelli Funds, P.O. Box 674, Milwaukee, WI 53201-0674. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. REDEMPTION REQUESTS MADE VIA FAX WILL NOT BE ACCEPTED BY THE FUND.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Any redemption or transfer of ownership request for corporate accounts will require the following WRITTEN documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $25,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A dated copy of your Corporate Resolution that states who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

The Fund reserves the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $1,000 minimum as a result of a redemption or exchange, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.

SYSTEMATIC WITHDRAWAL PLAN. The Fund offers a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The redemption takes place on the 5th or 20th of the month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Fund reserves the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Fund by calling 1-800-378-1405.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute substantially all net realized capital gains at least annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of the Fund or receive cash as designated on the Purchase Application. Income dividends and capital gains distributions received in cash may only be sent by wire if in amounts of $500 or more. You may change your election at any time by sending written notification to the Fund. The election is effective for distributions with a dividend record date on or after the date that the Fund receives notice of the elections. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of the Fund by the amount of the dividend or capital gains distribution.

                      SHAREHOLDER REPORTS AND INFORMATION

The Fund will provide the following statements and reports:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plans, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS.  All shareholders will receive quarterly account statements.

FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Fund.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Statements for earlier years are available for $5 each. Call 1-800-378-1405 to order past statements. If you need information on your account with the Fund or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact The Garzarelli Funds, P.O. Box 674, Milwaukee, WI 53201-0674 or call 1-800-378-1405. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

                                RETIREMENT PLANS

The Fund makes available a program under which you may establish an IRA with the Fund and purchase shares through such account. The minimum initial investment in the Fund for an IRA is $500. The Fund also offers a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

The Fund may be used as an investment vehicle for established defined contribution plans, including simplified employee (including SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans").

You may obtain additional information regarding Retirement Plans by calling the Fund at 1-800-378-1405.

                         SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

                                     TAXES

The Fund intends to qualify for treatment as a regulated investment company under the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. The Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.

The Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to provide a certified Social Security or Tax Identification Number or IRS Form W-8.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                               CAPITAL STRUCTURE

The Trust is a business trust established under Delaware law. The Trust was established under a Certificate of Trust dated as of October 1, 1996. The Trust's shares have no par value. Shares of the Trust may be issued in one or more series or "Funds" and each Fund may have more than one class of shares. The Fund is currently authorized to issue a single class of shares, and the Garzarelli Balanced Fund is currently the Trust's only Fund. The Fund's shares may be issued in an unlimited number by the trustees of the Trust.

Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes on matters affecting the Fund (e.g., approval of the Advisory Agreement). The Fund and all future series of the Trust will vote as a single class on matters affecting all series of the Trust (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees of the Trust. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees pursuant to the provisions of Section 16(c) of the 1940 Act.

As of the date of this Prospectus, Elaine M. Garzarelli owned all of the outstanding shares of the Fund. It is contemplated that the public offering of the shares of the Fund will reduce Elaine M. Garzarelli's holdings to less than 5% of the total shares outstanding.



                    TRANSFER AND DIVIDEND DISBURSING AGENT,
                       CUSTODIAN AND INDEPENDENT AUDITORS

Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as the Fund's Transfer and Dividend Disbursing Agent. Sunstone Investor Services, LLC, is an affiliate of Sunstone Financial Group, Inc. who serves as the Fund's administrator. See "Management of the Fund."
UMB Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, MO, 64141, acts as Custodian of the Fund's investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Ernst & Young, LLP has been selected to serve as independent auditors of the Trust.


                                FUND PERFORMANCE

From time to time, the Fund may advertise its "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. A shareholder's investment in the Fund and its return are not guaranteed and will fluctuate according to market conditions. When considering "average" annual total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Fund may quote its average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. The Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, the Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Micropal Data, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY, BARRON'S, MONEY and FORBES as well as in publications of a local or regional nature, may be used in comparing the Fund's performance.

The Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the Statement of Additional Information.

Performance quotations of the Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute the Fund's total return and yield are described in more detail in the Statement of Additional Information.

*****

                              THE GARZARELLI FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                            GARZARELLI BALANCED FUND


     This Statement of Additional Information dated             , 1997, is meant
                                                    ------------
to be read in conjunction with the Prospectus dated          , 1997, for the
                                                    ---------
Garzarelli Balanced Fund, (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing The Garzarelli Funds, P.O. Box 674, Milwaukee, Wisconsin 53201-0674, or calling 1-800-378-1405. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS

                                                            Page
                                                            ----

ADDITIONAL INVESTMENT INFORMATION................................
INVESTMENT RESTRICTIONS..........................................
ADDITIONAL TRUST INFORMATION.....................................
   Trustees and Officers ........................................
   Control Persons and Principal Holders of Securities ..........
   Investment Adviser ...........................................
   Administrator ................................................
   Custodian, Transfer Agent and Dividend Paying Agent ..........
   Legal Counsel  ...............................................
   Independent Auditors .........................................
DISTRIBUTION OF SHARES...........................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................
TAXES............................................................
DESCRIPTION OF SHARES............................................
SHAREHOLDER MEETINGS.............................................
INDIVIDUAL RETIREMENT PLANS......................................
PERFORMANCE INFORMATION..........................................
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE.................................
OTHER INFORMATION................................................
FINANCIAL STATEMENTS.............................................
APPENDIX A (Description of Securities Ratings)...................


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       ADDITIONAL INVESTMENT INFORMATION

     The following supplements the investment objective and policies of the Fund as set forth in the Prospectus.

The Garzarelli Funds (the "Trust") is a no-load, open-end, management investment company, commonly known as a mutual fund. The Trust presently consists of one diversified investment portfolio referred to as a "Fund."

Garzarelli Investment Management LLC ("Adviser") serves as the investment adviser to the Fund. Elaine M. Garzarelli, founder and Chairperson of the Adviser, designed the modeling process used by the Adviser and is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying the industry sectors to be emphasized. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Fund.

     GARZARELLI BALANCED FUND. The investment objective of the Garzarelli Balanced Fund is long-term growth of capital and current income, consistent with reasonable investment risk. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Except during a temporary defensive period, at least 25% of the Fund's total assets will be invested in fixed income senior securities and at least 25% of the Fund's total assets will be invested in equity securities. Otherwise, the percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser and Sub-Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

     TEMPORARY, DEFENSIVE POSITION. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Repurchase Agreements are agreements to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with its investment objective, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agency or instrumentalities if it is not obligated to do so by law.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser or Sub-Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations.
Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

     FOREIGN SECURITIES. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Because investment in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country.

OPTIONS AND FUTURES

     OPTIONS. GENERAL. The Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission (the "SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     FUTURES CONTRACTS. The Fund may enter into futures contracts (or options thereon). U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an
"FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Fund may also enter into interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

     Futures contracts entail risks. Although the Adviser and Sub-Adviser believe that use of such contracts could benefit the Fund, if the Adviser and Sub-Adviser's investment judgment were incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at any time when the sales would be disadvantageous to the Fund.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent the participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund's current or potential investments. The Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.
The Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized gains and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. As to long positions which are used as part of the Fund's portfolio strategies the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contacts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its future positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option on a futures contract or hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

     RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts and options on futures contracts, draws upon skills and experience which are different from those needed to select the other instruments in which the Fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.

     The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

     INVESTMENT COMPANIES. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

     WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

     In selecting convertible securities for the Fund, the Adviser and Sub-Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund generally will not exceed 150%. However, this should not be considered as a limiting factor.

                            INVESTMENT RESTRICTIONS

     Consistent with the Fund's investment objective, the Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to the Fund's restrictions on borrowings as set forth in restriction 7, below.

     The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "Investment Company Act"); provided, however, the Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof ("U.S. Government Securities"), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase or permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans).

     7. Borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     The Fund may not:

     1. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     2. Make investments for the purpose of exercising control or management of any company except that the Fund may vote portfolio securities in the Fund's discretion.

     3. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities.

     4. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

     5. Purchase any new portfolio securities when borrowings exceed 5% of total assets.

        The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

        In determining industry classification with respect to the Fund, the Adviser and Sub-Adviser intend to use the industry classification titles in the Standard Industrial Classification Manual.

          A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION

     TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Fund, including their principal business occupations during at least the last five years, is set forth below. Each trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Trust since March 14, 1997. The address of each of the officers and trustees is c/o The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002.

                       *ELAINE M. GARZARELLI, CHAIRPERSON

For 10 years until the end of 1994, Ms. Garzarelli was Managing Director and Chief Quantitative Strategist for Shearson Lehman/American Express. Since 1995, she has served as Chairperson of Garzarelli Investment Management, LLC, which is the Adviser to the Fund. Age 45.

   *H. STEEL BOKHOF, JR., PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND TRUSTEE

Mr. Bokhof is the President of the Adviser and has served in such capacity since the incorporation of the Adviser in July 1995. Since November 1989, he has been a general partner of Graver, Bokhof, Goodwin and Sullivan, L.P., an investment adviser. Age 59.

                           IDELLE A. HOWITT, TRUSTEE

In 1991, Ms. Howitt founded and is the managing director of Howitt & Associates, a business consulting firm based in Manhattan that specializes in the financial valuation of closely held businesses. Age 47.

                           MARGARET E. LEAK, TRUSTEE

Ms. Leak is Senior Vice President of the Atlantic Mutual Insurance Companies, a property/casualty insurance company, where she is the chief administrative officer. Age 50.
                           PAMELA J. MARALDO, TRUSTEE

Ms. Maraldo is currently Director of Managed Care at Columbia University. Prior to that she was a consultant to the ANIMIS Company. From 1992 to 1995 she was President of Planned Parenthood Federation of America. Age 49.

 ANDREW J. GOODWIN, III, SECRETARY, TREASURER, PRINCIPAL FINANCIAL OFFICER AND
                          PRINCIPAL ACCOUNTING OFFICER

Since 1991, Mr. Goodwin has served as General Partner of Graver, Bokhof, Goodwin & Sullivan, a registered investment adviser. Since 1995, he also has served as a Managing Director of Garzarelli Investment Management, LLC, which is the Adviser to the Fund. Age 53.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Trust. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Trust's full fiscal year. The Trust has not adopted any pension or retirement plans for the benefit of any of the trustees.


                               COMPENSATION TABLE


                                           Estimated
                                    Aggregate Compensation
          Name of Person                  from Trust
          --------------            ----------------------

          Elaine M. Garzarelli                $0
          H. Steel Bokhof, Jr.                $0
          Margaret E. Leak                  $9,000
          Idelle A. Howitt                  $9,000
          Pamela J. Maraldo                 $9,000


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of March 11, 1997, the date hereof, Elaine M. Garzarelli owned of record 100% of the outstanding shares of the Fund and therefore controlled the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Trust. It is contemplated that the public offering of the shares of the Fund will reduce Elaine M. Garzarelli's holdings to less than 5% of the total shares outstanding.


     INVESTMENT ADVISER. The investment adviser to the Fund is Garzarelli Investment Management LLC (the "Adviser"). The Adviser was organized on July 12, 1995. The Sub-Adviser to the Fund is Affinity Investment Advisors, Inc. ("Sub-Adviser"). The Sub-Adviser was organized on April 24, 1992. Gregory R. Lai controls the Sub-Adviser. Elaine M. Garzarelli is the founder and Chairperson of the Adviser and owns a majority of the outstanding interest of the Adviser. As such, she controls the Adviser. Optimum Group, LLC owns the remaining interest in the Adviser. H. Steel Bokhof, Jr., Andrew J. Goodwin, III, Steven F. Graver and James Francis Sullivan each own 25% of the voting shares of Optimum Group, LLC. Prior to founding the Adviser, Ms. Garzarelli served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist. In managing the Fund, Ms. Garzarelli is primarily responsible for determining whether to emphasize equities or fixed income securities and for identifying industry sectors to be emphasized.

     The actual equity and fixed income weighting of the portfolio is primarily the responsibility of an investment committee of the Adviser. The investment committee of the Adviser selects the specific fixed income securities for investment by the Fund. Gregory R. Lai, CFA, a principal of the Sub-Adviser, in consultation with and subject to the approval of the Adviser's investment committee, is primarily responsible for selecting the specific equity securities for investment by the Fund. Mr. Lai has been a principal of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO from 1988 to 1992.

     The Trust, on behalf of the Fund, has entered into an investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The Adviser also has entered into a sub-advisory agreement with the Sub-Adviser (the "Sub-Advisory Agreement"). Pursuant to the Investment Advisory Agreement, the Adviser provides continuous investment advisory services to the Fund. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will, in consultation with the Adviser's investment committee, select the specific equity securities for investment by the Fund and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request. The Adviser and Sub-Adviser also provide the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties. The Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund are dated as of March 31, 1997. The Investment Advisory Agreement and Sub-Advisory Agreement have an initial term of two years and thereafter are required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The annual renewal must also be approved by the vote of a majority of the Fund's trustees who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and Sub-Advisory Agreement are terminable without penalty with respect to the Fund, on 60 days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment. Additionally, the Adviser may terminate the Sub-Advisory Agreement at any time. The Sub-Advisory Agreement shall terminate automatically in the event the Advisory Agreement is terminated.

     As compensation for its services, the Fund pays to the Adviser a monthly fee at the annual rate of 0.75% on the average daily net assets of the Fund.
The Adviser pays to the Sub-Adviser for its services a sub-advisory fee of 12% of the advisory fee received by the Adviser (net of any expense reimbursements). From time to time, the Adviser may voluntarily waive all or a portion of its fee for the Fund. The organizational expenses of the Fund were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months.

     The Adviser voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the average daily net assets of the Fund until at least October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice. Reimbursement of expenses in excess of this limitation will be made on a monthly basis and will be paid to the Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.

     The Investment Advisory Agreement and Sub-Advisory Agreement provide that the Adviser and Sub-Adviser shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement and the Sub-Advisory Agreement also provide that nothing therein shall limit the freedom of the Adviser or Sub-Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator") provides various administrative and fund accounting services to the Fund (which includes clerical, compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Trust on behalf of the Fund. The Administration and Fund Accounting Agreement will remain in effect for an initial 1 year term and thereafter as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust and the Administrator. The Administration and Fund Accounting Agreement may be terminated on not less than 90 days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, n.a. serves as the custodian and Sunstone Investor Services, LLC, serves as the transfer and dividend paying agent for the Fund. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Fund's Administrator. Under the terms of the respective agreements, UMB Bank, n.a. is responsible for the receipt and delivery of the Fund's securities and cash, and Sunstone Investor Services, LLC, is responsible for processing purchase and redemption requests for the securities of the Fund as well as the recordkeeping of ownership of the Fund's securities, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. UMB Bank, n.a. and Sunstone Investor Services, LLC do not exercise any supervisory functions over the management of the Fund or the purchase and sale of securities.

     LEGAL COUNSEL. Vedder, Price, Kaufman and Kammholz, with offices at 222 North LaSalle Street, Chicago, Illinois 60601-1003, serves as counsel to the Fund.

     INDEPENDENT AUDITORS. Ernst & Young, LLP are the independent auditors for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Fund.

                             DISTRIBUTION OF SHARES

     As set forth in the Prospectus, the Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

     The Plan may be terminated for the Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the outstanding shares of the Fund. Margaret E. Leak, Idelle A. Howitt and Pamela
J. Maraldo are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Trustees, including the Rule 12b-1 Trustees.

     While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, and for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Trust's Board of Trustees. It is the policy of the Adviser and Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser and Sub-Adviser.

     The Adviser and Sub-Adviser will place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will use their best efforts to seek on behalf of the Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser and Sub-Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser and Sub-Adviser or an affiliate of the Adviser and Sub-Adviser exercises investment discretion. While the Adviser and Sub-Adviser believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties. Other clients of the Adviser and Sub-Adviser may indirectly benefit from the availability of these services to the Adviser and Sub-Adviser, and the Fund may indirectly benefit from services available to the Adviser and Sub-Adviser as a result of transactions for other clients. The Adviser and Sub-Adviser are authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser and Sub-Adviser determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser and Sub-Adviser have to the Fund. In no instance, however, will portfolio securities be purchased from or sold to the Adviser and Sub-Adviser, or any affiliated person of either the Trust or the Adviser and Sub-Adviser, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

     The Adviser and Sub-Adviser may retain advisory clients in addition to the Fund and place portfolio transactions for these accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser and Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Adviser and Sub-Adviser in connection with the Fund. In the opinion of the Adviser and Sub-Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Fund) to be managed by the Adviser and Sub-Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Fund will not, in the opinion of the Adviser and Sub-Adviser, be disproportionate to the benefits to be received by the Fund on a continuing basis.

                                     TAXES

GENERAL

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject to the alternative minimum tax.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

NON U.S. SHAREHOLDERS

     Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by an individual in the United States.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Fund. Under the terms of the Trust Agreement, each share of the Fund has no par value, represents a proportionate interest in the Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share in the net assets of the Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes closed or are restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or
(c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns shares equal to or in excess of a percentage of the outstanding shares determined from time to time by the Trustees; (c) to the extent that such shareholder owns shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

     In the event additional Funds are created, the proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" of either the Trust or a particular Fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

     The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate at least one percent (1%) of the total outstanding shares shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from Sunstone Investor Services, LLC upon request at 1-800-378-1405. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

     The Fund also makes available a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

                            PERFORMANCE INFORMATION

     The Fund may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

               N
       P(1 + T) = ERV

     Where:  T  = average annual total return.

           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P  = hypothetical initial payment of $1,000.

             N  = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ranking are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as MONEY, FORBES, KIPLINGER'S, FINANCIAL WORLD, BUSINESS WEEK, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, BARRON'S and a variety of investment newsletters.

     The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

     Occasionally statistics may be used to specify a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Trust literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to a broad category of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of the bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     Shares of the Fund may be exchanged for shares of the Northern Money Market Fund as provided in the Prospectus. Sunstone Investor Services, LLC receives a service fee from the Northern Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern Money Market Fund.

                               OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following financial statement has been audited and is attached hereto:

               1.  Report of Independent Accountants.
               2.  Statement of Assets and Liabilities as of March 12, 1997.
               3.  Notes to Financial Statement.


*****

                         Report of Independent Auditors


To the Shareholders and
   Board of Trustees of
   The Garzarelli Funds

We have audited the accompanying statement of assets and liabilities of the Garzarelli Balanced Fund, comprising The Garzarelli Funds (the "Trust") as of March 12, 1997. This statement of assets and liabilities is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Garzarelli Balanced Fund at March 12, 1997, in conformity with generally accepted accounting principles.

                                                 /s/ERNST & YOUNG LLP


Chicago, Illinois
March 12, 1997


*****


THE GARZARELLI FUNDS

Garzarelli Balanced Fund

Statement of Assets and Liabilities

March 12, 1997
==============================================================================

Assets:
   Cash                                                       $100,000
   Unamortized organization costs                               90,000
------------------------------------------------------------------------------

Total assets                                                   190,000
------------------------------------------------------------------------------

Liabilities:
   Accrued organizational costs                                 51,078
   Payable to Adviser                                           38,922
------------------------------------------------------------------------------

Total liabilities                                               90,000
------------------------------------------------------------------------------

Net assets                                                    $100,000
==============================================================================

Represented by:
   Capital stock, no par value (unlimited shares
      authorized and 10,000 shares outstanding)               $100,000

------------------------------------------------------------------------------

Net assets                                                    $100,000
==============================================================================

Offering price, redemption price and
   net asset value per share (based
   on 10,000 shares of capital stock)                       $    10.00

==============================================================================

See accompanying notes to Statement of Assets and Liabilities.


*****

                              THE GARZARELLI FUNDS

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 12, 1997


(1)   Organization
      ------------

      The Garzarelli Funds ("Garzarelli") was organized in October 1, 1996 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.
      The only series presently authorized is the Garzarelli Balanced Fund (the "Fund"). The Fund has had no operations other than those relating to organizational matters, including the sale of 10,000 shares to capitalize the Fund for cash in the amount of $100,000.

(2)   Significant Accounting Policies
      -------------------------------

      (a) Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

      (b) Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

(3)   Investment Adviser
      ------------------

      The Fund has an agreement with Garzarelli Investment Management, LLC (the "Adviser") to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at 0.75% of average daily net assets of the Fund. The Adviser has agreed to voluntarily reduce its fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the annual expense limitation of 1.25% of average net assets for the Fund during the first twelve months of operations.

(4)   Sub-Adviser
      -----------

      The Adviser has entered into an agreement with Affinity Investment Advisors, Inc. (the "Sub-Adviser") to serve as the Fund's portfolio manager, subject to the Adviser's supervision. Under the terms of the agreement, the Sub-Adviser is compensated by the Adviser at 12% of the Adviser's fees, net of any fees waived by the adviser.

(5)   Administrator
      -------------

      Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for the Fund. As compensation for its administrative services and the assumption of certain administrative expenses, the Administrator is entitled to a fee computed daily and payable monthly, at an annual rate of 0.20 of 1.0% on the first $50,000,000 of average net assets, 0.13 of 1.0% on the next $50,000,000 of average net assets, and
      0.05 of 1.0% on the average net assets over 100 million, subject to an annual minimum of $65,000, plus out-of-pocket expenses. The minimum annual fee is subject to an automatic annual escalation of 5%.

      The Administrator may periodically volunteer to reduce all or a portion of its administrative fee with respect to the Fund. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of the Fund to be higher than it would be in the absence of such reduction.

(6)   Capital Stock
      -------------

      Garzarelli is authorized to issue an unlimited number of shares of common stock with no par value. The Board of Trustees is empowered to issue other series of Garzarelli shares without shareholder approval.


*****

                              APPENDIX A

Commercial Paper Ratings
------------------------
   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

   "A-1" - Issue's degree of safety regarding timely payment is strong.
Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

   "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

   "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

   "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

   Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

   "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

   Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

   "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

   "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

   "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings
-------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       2.  Nature of and provisions of the obligation.

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING
SCALE            DEFINITION
------           ----------

AAA              Highest credit quality.  The risk factors
                 are negligible, being only slightly more
                 than for risk-free U.S. Treasury debt.
-------------------------------------------------------------
AA+              High credit quality.  Protection factors
AA               are strong.  Risk is modest, but may vary
AA-              slightly from time to time because of
                 economic conditions.
-------------------------------------------------------------
A+               Protection factors are average but
A                adequate.  However, risk factors are more
A-               variable and greater in periods of economic
                 areas.
-------------------------------------------------------------
BBB+             Below average protection factors, but still
BBB              considered sufficient for prudent
BBB-             investment.  Considerable volatility in
                 risk during economic cycles.
-------------------------------------------------------------

*****

                                     PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     A.  FINANCIAL STATEMENTS:

          (i)   Financial statements included in Part A of the Registration
                Statement:  None
          (ii)  Financial statements included in Part B of the Registration
                Statement:
                   Statement of Assets and Liabilities.
                   Notes to Statement of Assets and Liabilities.
                   Report of Independent Auditors.
                   Schedules I, II, III, IV and V are omitted as the required information is not present.

     B.  EXHIBITS

          1. <F7>   Registrant's Agreement and Declaration of Trust.

          1.1<F7> Written Instrument Abolishing The Garzarelli Affinity Equity Fund Series.

          2. <F7>   Registrant's By-Laws.

          3.        None.

          4.        None.

          5.1<F8>   Investment Advisory Agreement - Garzarelli Balanced Fund.

          5.2<F8>   Sub-Advisory Agreement - Garzarelli Balanced Fund.

          6. <F8> Distribution Agreement by and between Registrant and Sunstone Distribution Services, LLC.

          7.        None.

          8. <F8>   Custodian Agreement by and between Registrant and UMB Bank,
                    N.A.

          9.1<F8> Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc.

          9.2<F8> Transfer Agency Agreement by and between Registrant and Sunstone Investor Services, LLC.

          10.<F8>   Legal Opinion of Vedder, Price, Kaufman & Kammholz.

          11.<F8>   Consent of Independent Auditors.

          12.       None.

          13.<F8>   Subscription Agreement.

          14.<F8> Form of Individual Retirement Custodial Account Agreement and Disclosure Statement.

          15.<F8> Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

          16.<F8>   Computation of Performance Figures.

          17.<F8>   Financial Data Schedule.

          18.       None.

--------------------------
<F7> Incorporated by reference pursuant to Rule 411 under the Securities Act of
     1933 to the same exhibit number in Pre-Effective Amendment No. 1 to the Trust's Registration Statement to Form N-1A.

<F8> Filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

   Registrant neither controls any person nor is under common control with any other person.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------

                                        Number of Record
        Title of Class            Holders as of March 11, 1997
        --------------            ----------------------------
    Garzarelli Balance Fund                    1


ITEM 27.  INDEMNIFICATION.
          ---------------

Article V of Registrant's Declaration of Trust (Exhibit 1 hereto, which is incorporated by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17 (i) of the Investment Company Act of 1940 and its own terms, said Article of the Declaration of Trust does not protect any person against liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

Garzarelli Investment Management, LLC, Registrant's investment adviser, provides investment advisory services for individual and institutional investors. Set forth below is additional biographical information and a description of any company with which the officers and directors of Garzarelli Investment Management, LLC have been engaged at any time since June 1, 1994 in the capacity of director, officer, employee, partner or trustee: H. Steel Bokhof, Jr. is the President of Garzarelli Investment Management LLC and has acted as such since its incorporation in July 1995. Mr. Bokhof has also been general partner in the investment advisory firm of Graver, Bokhof, Goodwin and Sullivan, LP.

ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, First Omaha Funds, Inc. and The Purisima Funds.

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


                              POSITIONS AND OFFICES WITH   POSITIONS AND
NAME AND PRINCIPAL            SUNSTONE DISTRIBUTION        OFFICES
BUSINESS ADDRESS              SERVICES, LLC.               WITH REGISTRANT
------------------            --------------------------   ---------------
Miriam M. Allison             President and Director       None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Daniel S. Allison             Secretary and Director       None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Mary M. Tenwinkel             Vice President               None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank n.a relating to its functions as custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as administrator and fund accountant; records held and maintained by Sunstone Investor Services, LLC., 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin, 53202, relating to its function as transfer agent and records held and maintained by Sunstone Distribution Services, LLC., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its function as distributor.

ITEM 31.  MANAGEMENT SERVICES.
          -------------------

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 32.  UNDERTAKINGS.
         ------------

     (a)  Not applicable.

     (b) The Registrant undertakes to file a Post-Effective Amendment using financial statements of Registrant, which need not be certified, within four to six months from the effective date of the Registration Statement.

     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of
Illinois, on the      th day of          , 1997.
                 -----         ----------

                         THE GARZARELLI FUNDS
                         (Registrant)


                         By: /s/ H. Steel Bokhof, Jr.
                             ------------------------
                             H. Steel Bokhof, Jr.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.


Name                                   Title                   Date
----                                   -----                   ----

/s/ H. Steel Bokhof, Jr.     President; Trustee           March   , 1997
------------------------     (principal executive               --
H. Steel Bokhof, Jr.         officer)




/s/ Andrew J. Goodwin, III   Secretary and Treasurer      March   , 1997
--------------------------   (principal financial               --
Andrew J. Goodwin, III       officer; principal
                             accounting officer)




                                 EXHIBIT INDEX

          1.1<F9>   Registrant's Agreement and Declaration of Trust.

          1.1<F9> Written Instrument Abolishing The Garzarelli Affinity Equity Fund Series.

          2. <F9>   Registrant's By-Laws.

          3.        None.

          4.        None.

          5.1<F10>  Investment Advisory Agreement - Garzarelli Balanced Fund.

          5.2<F10>  Sub-Advisory Agreement - Garzarelli Balanced Fund.

          6. <F10> Distribution Agreement by and between Registrant and Sunstone Distribution Services, LLC.

          7.        None.

          8. <F10> Custodian Agreement by and between Registrant and UMB Bank, N.A.

          9.1<F10> Administration and Fund Accounting Agreement by and between Registrant and Sunstone Financial Group, Inc.

          9.2<F10> Transfer Agency Agreement by and between Registrant and Sunstone Investor Services, LLC.

          10. <F10> Legal Opinion of Vedder, Price, Kaufman & Kammholz.

          11. <F10> Consent of Independent Auditors.

          12.       None.

          13. <F10> Subscription Agreement.

          14. <F10> Form of Individual Retirement Custodial Account Agreement and Disclosure Statement.

          15. <F10> Registrant's Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

          16. <F10> Computation of Performance Figures.

          17. <F10> Financial Data Schedule.

          18.       None.

----------------------------
<F9> Incorporated by reference pursuant to Rule 411 under the Securities Act of
     1933 to the same exhibit number in Pre-Effective Amendment No. 1 to the Trust's Registration Statement to Form N-1A.

<F10> Filed herewith.


*****

*****


EXHIBIT 5.1

                  INVESTMENT ADVISORY AGREEMENT
     THE GARZARELLI FUNDS, a Delaware business trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints GARZARELLI INVESTMENT MANAGEMENT LLC, an Illinois limited liability company registered under the Investment Advisers Act of 1940 as an investment adviser ("Adviser"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series designated GARZARELLI BALANCED FUND (the "Fund"). Trust and Adviser hereby agree that:

      1. INVESTMENT ADVISORY SERVICES. Adviser shall manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Adviser agrees to perform, or arrange for the performance of, the following services with respect to the Fund:

     (a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

     (b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Adviser; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Adviser;

     (c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

     (d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

     (e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

     (f) to make available to Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Trust; and

     (g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

     Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions on behalf of the Fund, Adviser shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Adviser. In connection with the selection of all such parties for the placement of all such orders, Adviser shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Adviser with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Adviser is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Adviser determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

     Adviser may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution or lower brokerage commissions. In such event, Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to the Fund, and Adviser's other customers.

     Adviser shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

     2. USE OF AFFILIATED COMPANIES AND SUBCONTRACTORS. In connection with the services to be provided by Adviser under this Agreement, Adviser may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Adviser, provided that Adviser shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Adviser or such parties.

     3. EXPENSES BORNE BY TRUST. Except to the extent expressly assumed by Adviser herein or under a separate agreement between Trust and Adviser and except to the extent required by law to be paid by Adviser, Adviser shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

     (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

     (b) all charges for equipment or services used for obtaining price quotations or for communication between Adviser or Trust and the custodian, transfer agent or any other agent selected by Trust;

     (c) all charges for administrative and accounting services provided to Trust by Adviser, or any other provider of such services;

     (d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

     (e) all compensation of Trustees, other than those affiliated with Adviser, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

     (f) all expenses incidental to holding meetings of shareholders of the Trust, including printing and of supplying each record-date shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

     (g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing shareholder with a copy of a revised prospectus;
     (h) all expenses related to preparing and transmitting certificates representing Trust shares;

     (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

     (j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

     (k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

     (l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

     (m)  all interest on indebtedness, if any, incurred by Trust or a Fund; and

     (n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

     4. ALLOCATION OF EXPENSES BORNE BY TRUST. Any expenses borne by Trust that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to the Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Adviser determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

     5. EXPENSES BORNE BY ADVISER. Adviser at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment advisory services set forth in this Agreement.

     In the event that Adviser pays or assumes any expenses of Trust or the Fund not required to be paid or assumed by Adviser under this Agreement, Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; PROVIDED that nothing contained herein shall be deemed to relieve Adviser of any obligation to Trust or the Fund under any separate agreement or arrangement between the parties.

     6. INVESTMENT ADVISORY FEE. For the services rendered, facilities provided, and charges assumed and paid by Adviser hereunder, Trust shall pay to Adviser out of Fund assets a fee at the annual rate of 0.75%. The fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

     7. RETENTION OF SUB-ADVISER. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Adviser may retain one or more sub-advisers at Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Adviser under this Agreement, and Adviser shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Adviser's duties hereunder.

     8. NON-EXCLUSIVITY. The services of Adviser to Trust hereunder are not to be deemed exclusive and Adviser shall be free to render similar services to others.

     9. STANDARD OF CARE. Neither Adviser, nor any of its members, officers, managers, agents or employees shall be liable to Trust or its shareholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Adviser of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Adviser's part or from reckless disregard by Adviser of its obligations and duties under this Agreement.

     10. AMENDMENT. This Agreement may not be amended without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of the Fund. The terms
"interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

     11. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective on the date hereof. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of the Fund, upon at least sixty
(60) days' written notice to Adviser. This Agreement may be terminated by Adviser at any time upon at least sixty (60) days' written notice to Trust.
This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect until March 31, 1999 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund.

     12. OWNERSHIP OF RECORDS; REPORTING. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Adviser on behalf of Trust and any other records the parties mutually agree shall be maintained by Adviser on behalf of Trust are the property of Trust and shall be surrendered by Adviser promptly on request by Trust; PROVIDED that Adviser may at its own expense make and retain copies of any such records.

     Adviser shall prepare and furnish to Trust as to the Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

     13. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. Any obligation of Trust hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder of Trust. Neither the authorization of any action by the Trustees or shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any shareholder.

     14. USE OF ADVISER'S NAME. Trust may use the name "The Garzarelli Funds" and the Fund may use the name "Garzarelli Balanced Fund" or any other name derived from the name "Garzarelli" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Garzarelli" or otherwise connected with Adviser, or with any organization which shall have succeeded to Adviser's business as investment adviser.

     15. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 above which will be construed in accordance with Delaware law) the laws of the State of Illinois.

     16. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:  March 31, 1997

Attest:                            THE GARZARELLI FUNDS

/s/ Andrew J. Goodwin, III         By: /s/ H. Steel Bokhof,Jr.
--------------------------         ---------------------------
Andrew J. Goodwin, III             H. Steel Bokhof, Jr.
Secretary                          President


Attest:                            GARZARELLI INVESTMENT MANAGEMENT LLC

/s/ Andrew J. Goodwin, III         By: /s/ H. Steel Bokhof,Jr.
--------------------------         ---------------------------
Andrew J. Goodwin, III             H. Steel Bokhof, Jr.
Secretary                          President


*****

EXHIBIT 5.2

                     SUB-ADVISORY AGREEMENT

     AGREEMENT, made this 31st day of March, 1997, by and between GARZARELLI INVESTMENT MANAGEMENT LLC, an Illinois limited liability company registered under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser ("Adviser"), and AFFINITY INVESTMENT ADVISERS, INC., a California corporation registered under the Advisers Act as an investment adviser ("Sub-Adviser").

     WHEREAS, THE GARZARELLI FUNDS, a Delaware business trust (the "Trust"), is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust has retained the Adviser to render to it investment advisory services for the portion of its assets represented by the shares of beneficial interest issued in the series designated GARZARELLI BALANCED FUND (the "Fund") pursuant to an Investment Advisory Agreement dated March 31, 1997 (the "Investment Advisory Agreement");

     WHEREAS, the Adviser desires at this time to retain Sub-Adviser to render investment advisory services for that portion of the assets of the Fund designated by the Adviser for investment in equity securities and Sub-Adviser is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed by and between the parties as follows:

     1. SUB-ADVISORY SERVICES. The Adviser hereby employs the Sub-Adviser to render investment advisory services for that portion of the assets of the Fund designated by the Adviser for investment in equity securities, subject to the terms of this Agreement and to the supervision and control of the Adviser and the Trust's Board of Trustees ("Trustees"). Sub-Adviser agrees to perform the following services with respect to the Fund:

     (a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

     (b) to provide investment advice with respect to the investment and reinvestment of the Fund assets designated by the Adviser for investment in equity securities consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Fund's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust or Adviser to Sub-Adviser;
          (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trust or Adviser to Sub-Adviser;

     (c) unless otherwise directed by the Trustees, in consultation with and subject to the approval of the Adviser, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

     (d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

     (e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

     (f) to make available to Adviser and Trust promptly upon request all of the Fund's records and ledgers and any reports or information reasonably requested by the Adviser or Trust; and

     (g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

     Except as otherwise instructed from time to time by the Trustees or Adviser, with respect to execution of transactions on behalf of the Fund, Sub-Adviser shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Sub-Adviser. In connection with the selection of all such parties for the placement of all such orders, Sub-Adviser shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Sub-Adviser with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Sub-Adviser is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Sub-Adviser determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

     Sub-Adviser may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution or lower brokerage commissions. In such event, Sub-Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to the Fund, and Sub-Adviser's other customers.

     Sub-Adviser shall for all purposes be deemed to be an independent contractor and not an agent of Trust or Adviser and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust or Adviser in any way.

     2. EXPENSES BORNE BY SUB-ADVISER. Sub-Adviser at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment advisory services set forth in this Agreement.

     3. SUB-ADVISORY FEE. For the services rendered and facilities provided hereunder, Adviser shall pay to Sub-Adviser a fee of 12% of the investment advisory fees received by the Adviser (net of any fee waivers or expense reimbursements). The fee shall be payable monthly on the first business day of the next succeeding calendar month.

     4. NON-EXCLUSIVITY. The services of Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to render similar services to others.

     5. STANDARD OF CARE. Neither Sub-Adviser, nor any of its directors, officers, stockholders, agents or employees shall be liable to Adviser or Trust or its shareholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Sub-Adviser of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Sub-Adviser's part or from reckless disregard by Sub-Adviser of its obligations and duties under this Agreement.

     6. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective on the date hereof. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of the Fund, upon at least sixty (60) days' written notice to Adviser and Sub-Adviser. This Agreement may be terminated by Adviser at any time upon at least sixty (60) days' written notice to Sub-Adviser. This Agreement may be terminated by Sub-Adviser at any time upon at least sixty (60) days' written notice to Adviser and Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act) or in the event of the termination of the Investment Advisory Agreement. Unless terminated as hereinbefore provided, this Agreement shall continue in effect until March 31, 1999 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of Trust, of Adviser or of Sub-Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Fund. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

     7. OWNERSHIP OF RECORDS; REPORTING. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Sub-Adviser on behalf of Trust and any other records the parties mutually agree shall be maintained by Sub-Adviser on behalf of Trust are the property of Trust and shall be surrendered by Sub-Adviser promptly on request by Trust; PROVIDED that Sub-Adviser may at its own expense make and retain copies of any such records.

     Sub-Adviser shall prepare and furnish to Adviser and Trust as to the Fund statistical data and other information in such form and at such intervals as Adviser or Trust may reasonably request.

     8. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

     9. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


Attest:                            GARZARELLI INVESTMENT MANAGEMENT LLC

/s/ Andrew J. Goodwin, III         By: /s/ H. Steel Bokhof,Jr.
--------------------------         ---------------------------
Andrew J. Goodwin, III             H. Steel Bokhof, Jr.
Secretary                          President



Attest:                            AFFINITY INVESTMENT ADVISERS, INC.

/s/                                By: /s/ Gregory R. Lai
--------------------------         ---------------------------
Name                               Gregory R. Lai
Title                              President




*****


                             DISTRIBUTION AGREEMENT


   THIS AGREEMENT is made as of this     day of April, 1997, by and between The
                                     ---
Garzarelli Funds, a Delaware business trust (the "Trust"), and Sunstone Distribution Services, LLC, a Wisconsin limited liability company (the "Distributor").

   WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Act") and is authorized to issue shares of beneficial interests (the "Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets;

   WHEREAS, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

   WHEREAS, the Trust and Distributor desire to enter into an agreement pursuant to which Distributor shall be the distributor of the Shares of the Trust representing the investment portfolios listed on Schedule A hereto and any additional investment portfolios the Trust and Distributor may agree upon and include on Schedule A as such Schedule may be amended from time to time (such investment portfolios and any additional investment portfolios are individually referred to as a "Fund" and collectively the "Funds").

   NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   APPOINTMENT OF THE DISTRIBUTOR.
     ------------------------------

       The Trust hereby appoints the Distributor as agent for the distribution of the Shares, on the terms and for the period set forth in this Agreement. Distributor hereby accepts such appointment as agent for the distribution of the Shares on the terms and for the period set forth in this Agreement.


2.   SERVICES AND DUTIES OF THE DISTRIBUTOR.
     --------------------------------------

     2.1 Distributor will act as agent for the distribution of Shares in accordance with the instructions of the Trust's Board of Trustees and the registration statement and prospectuses then in effect with respect to the Funds under the Securities Act of 1933, as amended (the "1933 Act").


     2.2 Subject to the terms of Section 4.2, Distributor may finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of Shares, including, but not limited to, advertising, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distributor may enter into servicing and/or selling agreements with qualified broker/dealers and other persons with respect to the offering of Shares to the public, in the form attached as Appendix A, and if it so chooses Distributor will act only on its own behalf as principal. The Distributor shall not be obligated to sell any certain number of Shares of any Fund.

     2.3 All Shares of the Funds offered for sale by Distributor shall be offered for sale to the public at a price per unit (the "offering price") equal to their net asset value (determined in the manner set forth in the Funds' then current prospectus).

     2.4 Distributor shall act as distributor of the Shares in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the 1940 Act, by the Securities and Exchange Commission (the "Commission") and the NASD. Distributor shall provide to the Trust's Board of Trustees, at least quarterly, a report of its expenses incurred pursuant to this Agreement.


3.   DUTIES AND REPRESENTATIONS OF THE TRUST.
     ---------------------------------------

     3.1 The Trust represents that it is registered as an open-end management investment company under the 1940 Act and that it has and will continue to act in conformity with its Declaration of Trust, By-Laws, its registration statement as may be amended from time to time and resolutions and other instructions of its Board of Trustees and has and will continue to comply with all applicable laws, rules and regulations including without limitation the 1933 Act, the 1934 Act, the 1940 Act, the laws of the states in which shares of the Funds are offered and sold, and the rules and regulations thereunder.

     3.2 The Trust shall take or cause to be taken all necessary action to register and maintain the registration of the Shares under the 1933 Act for sale as herein contemplated and shall pay all costs and expenses in connection with the registration of Shares under the 1933 Act, and be responsible for all expenses in connection with maintaining facilities for the issue and transfer of Shares and for supplying information, prices and other data to be furnished by the Trust hereunder.

     3.3 The Trust shall execute any and all documents and furnish any and all information and otherwise take all actions which may be reasonably necessary in the discretion of the Trust's officers in connection with the qualification of the Shares for sale in such states as Distributor and the Trust may approve, shall maintain the registration of a sufficient number or amount of shares thereunder, and shall pay all expenses which may be incurred in connection with such qualification.

     3.4 The Trust shall furnish Distributor from time to time, for use in connection with the sale of Shares, such information with respect to the Trust and the Shares as Distributor may reasonably request, and the Trust warrants that the statements contained in any such information shall be true and correct. The Trust also shall furnish Distributor upon request with respect to each of the Funds reports of books and accounts, financial statements, and from time to time such additional information regarding the Trust's financial condition as Distributor may reasonably request.

     3.5 The Trust represents to Distributor that all registration statements and prospectuses of the Trust filed or to be filed with the Commission under the 1933 Act with respect to the Shares have been and will be prepared in conformity with the requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission thereunder. As used in this Agreement the terms "registration statement" and "prospectus" shall mean any registration statement and prospectus (together with the related statement of additional information) at any time now or hereafter filed with the Commission with respect to any of the Shares and any amendments and supplements thereto which at any time shall have been or will be filed with said Commission. The Trust represents and warrants to Distributor that any registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with the 1933 Act, the 1940 Act and the rules and regulations of the Commission; that all statements of fact contained in the registration statement and prospectus will be true and correct in all material respects when such registration statement becomes effective; and that neither the registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. The Trust agrees to file from time to time such amendments, supplements, reports and other documents as may be necessary in order to comply with the 1933 Act and the 1940 Act and in order that there may be no untrue statement of a material fact in a registration statement or prospectus, or necessary in order that there may be no omission to state a material fact in the registration statement or prospectus which omission would make the statements therein misleading. If the Trust shall not propose an amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Trust of a written request in good faith from Distributor to do so, Distributor may, at its option, immediately terminate this Agreement. The Trust shall not file any amendment to the registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

     3.6 Whenever in their judgment such action is warranted by market, economic or political conditions, or by circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of, any Shares until such time as they deem it advisable to accept such orders and to make such sales and the Trust shall advise Distributor promptly of such determination.

     3.7  The Trust agrees to advise the Distributor promptly in writing:

          (i) of any correspondence or other communication by the Commission or its staff relating to the Funds including requests by the Commission for amendments to the registration statement or prospectuses;

          (ii) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectuses then in effect or the initiation of any proceeding for that purpose;

          (iii) of the happening of any event which makes untrue any statement of a material fact made in the registration statement or prospectuses or which requires the making of a change in such registration statement or prospectuses in order to make the statements therein not misleading; and

          (iv) of all actions taken by the Commission with respect to any amendments to any registration statement or prospectus which may from time to time be filed with the Commission.

4.   COMPENSATION.
     ------------

     4.1 For the services provided pursuant to this Agreement, and subject to the limitations contained in Section 4.3 below, the Funds will pay to the Distributor a fee, payable monthly in arrears, at the annual rate of 0.025% per annum of each Fund's average daily net assets; provided, however, that such compensation shall be subject to an aggregate minimum annual fee of $25,000.

     4.2 In addition to the compensation payable pursuant to Section 4.1, and subject to the limitations contained in Section 4.3 below, the Funds will reimburse the Distributor or pay directly, at the Distributor's discretion, the Distributor's (i) out-of-pocket expenses incurred in connection with activities primarily intended to result in the sale of Shares including, without limitation, typesetting, printing and distribution of prospectuses and shareholder reports, production, printing and distribution of sales materials and forms, placement of media advertising, engagement of designers, free lance writers and public relation firms, long distance telephone lines, services and charges, postage, overnight delivery charges, storage of inventory, regulatory filing fees and travel, lodging and meals, and (ii) amounts paid by Distributor to dealers or other persons entering into a selling or servicing agreement with Distributor.

     4.3 Subject to and calculated in accordance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., if during any annual period the total of the compensation payable and out-of-pocket reimbursements under Sections 4.1 and 4.2 to the Distributor exceeds 0.25% of a Fund's average daily net assets, the Distributor will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the Fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Trust's Service and Distribution Plan under Rule 12b-1 under the 1940 Act and is contingent upon the continued effectiveness of the Trust's Service and Distribution Plan.

5.   INDEMNIFICATION.
     ---------------

     5.1(a) The Trust authorizes Distributor to use any prospectus, in the form furnished to Distributor from time to time, in connection with the sale of Shares. The Trust shall indemnify, defend and hold the Distributor, and each of its present or former directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any counsel fees incurred in connection therewith) which Distributor, each of its present and former directors, officers, employees or representatives or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, as from time to time amended or supplemented, or an annual or interim report to shareholders, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust's obligation to indemnify Distributor and any of the foregoing indemnitees shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, prospectus, or annual or interim report in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor for the purpose of, and used in, the preparation thereof; and provided further that the Trust's agreement to indemnify Distributor and any of the foregoing indemnitees shall not be deemed to cover any liability to the Trust or its shareholders to which Distributor would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. The Trust's agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, such notification to be given by letter or by telegram addressed to the Trust's President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this Section 5.1.

     5.1(b) The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by the Trust and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Trust, the Trust will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Trust's indemnification agreement contained in this Section 5.1 and the Trust's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Distributor's benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or directors in connection with the issue and sale of any of the Shares.

     5.2(a) Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses, and any counsel fees incurred in connection therewith) which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust's registration statement or any prospectus, as from time to time amended or supplemented, or annual or interim report to shareholders or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. Distributor's agreement to indemnify the Trust and any of the foregoing indemnitees shall not be deemed to cover any liability to Distributor to which the Trust would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. The Distributor's Agreement to indemnify the Trust, and any of the foregoing indemnitees, is expressly conditioned upon the Distributor's being notified of any action brought against the Trust, and any of the foregoing indemnitees, such notification to be given by letter or telegram addressed to Distributor's President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust or such person, but the failure so to notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of Distributor's indemnity agreement contained in this Section 5.2(a).

     5.2(b) The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor's indemnification agreement contained in this Section 5.2 and the Distributor's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its officers or directors in connection with the issue and sale of any of the Shares.

6.   OFFERING OF SHARES.
     ------------------

     No Shares shall be offered by either the Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of such Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1933 Act, or if and so long as the current prospectus as required by Section 10 of the 1933 Act, as amended, is not on file with the Commission; provided, however, that nothing contained in this paragraph 6 shall in any way restrict or have an application to or bearing upon the Trust's obligation to repurchase Shares from any shareholder in accordance with the provisions of the prospectus or Declaration of Trust.

7.   TERM.
     ----

     7.1 This Agreement shall become effective with respect to each Fund listed on Schedule A hereof as of the date hereof and, with respect to each Fund not in existence on that date, on the date an amendment to Schedule A to this Agreement relating to that Fund is executed. Unless sooner terminated as provided herein, this Agreement shall continue in effect with respect to each Fund until April
  , 1998.  Thereafter, if not terminated, this Agreement shall continue
--
automatically in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and provided that in either event the continuance is also approved by the Distributor and a majority of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     7.2 This Agreement may be terminated without penalty with respect to a particular Fund (1) through a failure to renew this Agreement at the end of a term, (2) upon mutual consent of the parties, or (3) on no less than thirty (30) days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined with respect to voting securities in the 1940 Act) of the outstanding voting securities of a Fund, or by the Distributor (which notice may be waived by the party entitled to such notice). In addition, this Agreement may be terminated at any time, without penalty, with respect to a particular Fund by vote of a majority of the members of the Board of Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Trust's Service and Distribution Plan or in this Agreement. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Distributor and the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.   MISCELLANEOUS.
     -------------

     8.1 The services of the Distributor rendered to the Funds are not deemed to be exclusive. The Distributor may render such services and any other services to others, including other investment companies. The Trust recognizes that from time to time directors, officers, and employees of the Distributor may serve as directors, trustees, officers and employees of other entities (including other investment companies), that such other entities may include the name of the Distributor as part of their name and that the Distributor or its affiliates may enter into distribution, administration, fund accounting, transfer agent or other agreements with such other entities.

     8.2 Distributor agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records relative to the Funds and prior, present or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval may not be withheld where the Distributor may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when subject to governmental or regulatory audit or investigation, or when so requested by the Trust. Records and information which have become known to the public through no wrongful act of the Distributor or any of its employees, agents or representatives shall not be subject to this paragraph.

     8.3 This Agreement shall be governed by Wisconsin law (except as to Section 8.4 hereof which shall be construed in accordance with Delaware law). To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the Commission thereunder. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.4 This Agreement is executed by or on behalf of the Trust and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Funds to which such obligations pertain and the assets and property of such Funds.

     8.5 Any notice required or to be permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows: Notice to the Distributor shall be sent to Sunstone Distribution Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202, Attention Miriam M. Allison, and notice to the Trust shall be sent to The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002, Attention: Andrew J. Goodwin III.

     8.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.

                      THE GARZARELLI  FUNDS
                      (the "Trust")

                      By:
                          --------------------------------------


                      SUNSTONE DISTRIBUTION SERVICES, LLC
                      (the "Distributor")


                      By:
                          --------------------------------------
                          Miriam M. Allison
                          President


*****

                                                       Appendix A



                      SERVICING AND DISTRIBUTION AGREEMENT

     We wish to enter into this Servicing and Distribution Agreement ("Agreement") with you concerning the provision of distribution services (and, to the extent provided below, support services) to your clients ("Clients") who may from time to time acquire and beneficially own shares of any Fund ("Shares") offered by The Garzarelli Funds ("Trust").

     The terms and conditions of this Agreement are as follows:

     Section 1. You will provide reasonable assistance in connection with the distribution of Shares to Clients as requested from time to time, which assistance may include forwarding sales literature and advertising provided by us for Clients. In addition, you agree to provide the following support services to Clients who may from time to time acquire and beneficially own shares<F11>: (i) processing dividend and distribution payments from us on behalf of Clients for whom you are the holder of record; (ii) providing information periodically to Clients showing their positions in Shares; (iii) arranging for bank wires, (iv) responding to Client inquiries relating to the services performed by you; (v) providing subaccounting with respect to Shares beneficially owned by Clients for whom you are the holder of record; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (vii) assisting in processing purchase, exchange and redemption requests from Clients and in placing such orders with our service contractors; (viii) assisting Clients in changing dividend options, account designations and addresses; and (ix) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations.

     Section 2. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned assistance and services to Clients.

     Section 3. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or the Shares except those contained in the Trust's then current prospectuses and statements of additional information for Shares, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

-----------------------
<F11> Services may be modified or omitted in the particular case and items renumbered.


     Section 4. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as an agent for us in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold us harmless from and against any and all liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Shares (or orders relating to the same). You and your employees will, upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 5. In consideration of the services and facilities provided by you hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of 0.25% of the average daily net asset value of the Shares beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Shares"), which fee will be computed daily and payable quarterly.
For purposes of determining the fees payable under this Section 5, the average daily net asset value of the Clients' Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Shares for purposes of purchases and redemptions. The fee rate stated above may be prospectively decreased by us, in our sole discretion, at any time upon notice to you. Furthermore, we may, in our discretion and without notice, suspend or withdraw the sale of Shares, including the sale of Shares to you for the account of any Client or Clients.

     Section 6. You will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to the Trust's Board of Trustees concerning this Agreement and the monies paid or payable pursuant hereto, as well as any other reports or filings that may be required by law.

     Section 7. We may enter into other similar Agreements with any other person or persons without your consent.

     Section 8. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) the compensation payable to you hereunder, together with any other compensation you receive from Clients for services contemplated by this Agreement, will not be excessive or unreasonable under the laws and instruments governing your relationships with Clients; (ii) you will provide to Clients a schedule of any fees that you may charge to them relating to the investment of their assets in Shares; (iii) you are a member in good standing of the NASD and registered as a broker-dealer under the federal and all applicable state securities laws; (iv) you are empowered under applicable law and by your organizational documents to enter into and perform this Agreement, and all requisite proceedings have been taken to authorize you to enter into and perform this Agreement; and (v) you will comply at all times with all applicable laws, rules and regulations.

     Section 9. This Agreement will become effective on the date a fully executed copy of this Agreement is received and accepted by us or our designee. Unless sooner terminated, this Agreement will continue for a period of one year from the date of our acceptance of an executed copy of this agreement, and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by us. This Agreement is terminable with respect to the Shares of any Fund, without penalty, at any time by us or by you, upon notice to the other party hereto.

     Section 10. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein.

     Section 11. This Agreement will be construed in accordance with the laws of the State of Wisconsin.

     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us at The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202, Attention: Richard P. Snyder. This Agreement will be effective when received and accepted by Sunstone Distribution, LLC.

                                   Very truly yours,

                              Sunstone Distribution Services, LLC


Date:                         By:
     ---------------------       ---------------------------------
                                 (Authorized Officer of Sunstone Distribution
                                 Services, LLC)

                                 ----------------------------------
                                 (address)

                                 ----------------------------------

                                 ACCEPTED AND AGREED TO:

                                 ----------------------------------
                                 (Name of dealer/shareholder organization)

Date:                         By:
     ----------------------      --------------------------------

                                 --------------------------------
                                 (Print name)

                                 --------------------------------
                                 (address)

                                 --------------------------------

                                 --------------------------------
                                 (phone number)


*****

EXHIBIT 8

                           CUSTODY AGREEMENT

                     DATED                 , 1997
                          -----------------
                                BETWEEN

                            UMB BANK, N.A.

                                  AND

                         THE GARZARELLI FUNDS




                         TABLE OF CONTENTS

SECTION                                                           PAGE
-------                                                           ----

  1.    Appointment of Custodian                                    1

  2.    DEFINITIONS                                                 1
        (a) Securities                                              1
        (b) Assets                                                  2
        (c) Instructions and Special Instructions                   2

  3.    DELIVERY OF CORPORATE DOCUMENTS                             2

  4.    POWERS AND DUTIES OF CUSTODIAN AND DOMESTIC SUBCUSTODIAN    3
        (a) Safekeeping                                             3
        (b) Manner of Holding Securities                            4
        (c) Free Delivery of Assets                                 5
        (d) Exchange of Securities                                  6
        (e) Purchases of Assets                                     6
        (f) Sales of Assets                                         7
        (g) Options                                                 7
        (h) Futures Contracts                                       8
        (i) Segregated Accounts                                     8
        (j) Depositary Receipts                                     9
        (k) Corporate Actions, Put Bonds, Called Bonds, Etc.        9
        (l) Interest Bearing Deposits                              10
        (m) Foreign Exchange Transactions                          10
        (n) Pledges or Loans of Securities                         11
        (o) Stock Dividends, Rights, Etc.                          12
        (p) Routine Dealings                                       12
        (q) Collections                                            12
        (r) Bank Accounts                                          12
        (s) Dividends, Distributions and Redemptions               13
        (t) Proceeds from Shares Sold                              13
        (u) Proxies and Notices; Compliance with the Shareholders
              Communication Act of 1985                            13
        (v) Books and Records                                      14
        (w) Opinion of Fund's Independent Certified Public
              Accountants                                          14
        (x) Reports by Independent Certified Public Accountants    14
        (y) Bills and Others Disbursements                         14

  5.    SUBCUSTODIANS                                              14
        (a) Domestic Subcustodians                                 15
        (b) Foreign Subcustodians                                  15
        (c) Interim Subcustodians                                  16
        (d) Special Subcustodians                                  17
        (e) Termination of a Subcustodian                          17
        (f) Certification Regarding Foreign Subcustodians          17

  6.    STANDARD OF CARE                                           17
        (a) General Standard of Care                               17
        (b) Actions Prohibited by Applicable Law, Events Beyond Custodian's Control, Armed Conflict, Sovereign
              Risk, Etc.                                           17
        (c) Liability for Past Records                             18
        (d) Advice of Counsel                                      18
        (e) Advice of the Fund and Others                          18
        (f) Instructions Appearing to be Genuine                   18
        (g) Exceptions from Liability                              19

  7.    LIABILITY OF THE CUSTODIAN FOR ACTIONS OF OTHERS           19
        (a) Domestic Subcustodians                                 19
        (b) Liability for Acts and Omissions of Foreign
              Subcustodians                                        19
        (c) Securities Systems, Interim Subcustodians,
              Special Subcustodians, Securities Depositories and
              Clearing Agencies                                    19
        (d) Defaults or Insolvencies of Brokers, Banks, Etc.       20
        (e) Reimbursement of Expenses                              20

  8.    INDEMNIFICATION                                            20
        (a) Indemnification by Fund                                20
        (b) Indemnification by Custodian                           20

  9.    ADVANCES                                                   21

 10.    LIENS                                                      21

 11.    COMPENSATION                                               22

 12.    POWERS OF ATTORNEY                                         22

 13.    TERMINATION AND ASSIGNMENT                                 22

 14.    ADDITIONAL FUNDS                                           22

 15.    NOTICES                                                    23

 16.    MISCELLANEOUS                                              23


                          CUSTODY AGREEMENT
                          -----------------

    This agreement made as of this _________ day of ___________, 199_, between UMB Bank, n.a., a national banking association with its principal place of business located at Kansas City, Missouri (hereinafter "Custodian"), and each of the Funds which have executed the signature page hereof together with such additional Funds which shall be made parties to this Agreement by the execution of a separate signature page hereto (individually, a "Fund" and collectively, the "Funds").

    WITNESSETH:

    WHEREAS, each Fund is a series of a registered open-end management investment company under the Investment Company Act of 1940, as amended; and

    WHEREAS, each Fund desires to appoint Custodian as its custodian for the custody of Assets (as hereinafter defined) owned by such Fund which Assets are to be held in such accounts as such Fund may establish from time to time; and

    WHEREAS, Custodian is willing to accept such appointment on the terms and conditions hereof.

    NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

    1.   APPOINTMENT OF CUSTODIAN.
         ------------------------

    Each Fund hereby constitutes and appoints the Custodian as custodian of Assets belonging to each such Fund which have been or may be from time to time deposited with the Custodian. Custodian accepts such appointment as a custodian and agrees to perform the duties and responsibilities of Custodian as set forth herein on the conditions set forth herein.

    2.   DEFINITIONS.
         -----------

    For purposes of this Agreement, the following terms shall have the meanings so indicated:

         (a) "Security" or "Securities" shall mean stocks, bonds, bills, rights, script, warrants, interim certificates and all negotiable or nonnegotiable paper commonly known as Securities and other instruments or obligations.

         (b) "Assets" shall mean Securities, monies and other property held by the Custodian for the benefit of a Fund.

         (c)(1) "Instructions", as used herein, shall mean: (i) a tested telex, a written (including, without limitation, facsimile transmission) request, direction, instruction or certification signed or initialed by or on behalf of a Fund by an Authorized Person; (ii) a telephonic or other oral communication from a person the Custodian reasonably believes to be an Authorized Person; or (iii) a communication effected directly between an electro-mechanical or electronic device or system (including, without limitation, computers) on behalf of a Fund. Instructions in the form of oral communications shall be confirmed by the appropriate Fund by tested telex or in writing in the manner set forth in clause
(i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral Instructions prior to the Custodian's receipt of such confirmation. Each Fund authorizes the Custodian to record any and all telephonic or other oral Instructions communicated to the Custodian.

         (2) "Special Instructions", as used herein, shall mean Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of a Fund or any other person designated by the Treasurer of such Fund in writing, which countersignature or confirmation shall be included on the same instrument containing the Instructions or on a separate instrument relating thereto.

         (3) Instructions and Special Instructions shall be delivered to the Custodian at the address and/or telephone, facsimile transmission or telex number agreed upon from time to time by the Custodian and each Fund.

         (4) Where appropriate, Instructions and Special Instructions shall be continuing instructions.

    3.   DELIVERY OF CORPORATE DOCUMENTS.
         -------------------------------

    Each of the parties to this Agreement represents that its execution does not violate any of the provisions of its respective charter, articles of incorporation, articles of association or bylaws and all required corporate action to authorize the execution and delivery of this Agreement has been taken.

    Each Fund has furnished the Custodian with copies, properly certified or authenticated, with all amendments or supplements thereto, of the following documents:

         (a) Certificate of Incorporation (or equivalent document) of the Fund as in effect on the date hereof;

         (b)   By-Laws of the Fund as in effect on the date hereof;

         (c) Resolutions of the Board of Directors of the Fund appointing the Custodian and approving the form of this Agreement; and

         (d) The Fund's current prospectus and statements of additional information.

Each Fund shall promptly furnish the Custodian with copies of any updates, amendments or supplements to the foregoing documents.

    In addition, each Fund has delivered or will promptly deliver to the Custodian, copies of the Resolution(s) of its Board of Directors or Trustees and all amendments or supplements thereto, properly certified or authenticated, designating certain officers or employees of each such Fund who will have continuing authority to certify to the Custodian: (a) the names, titles, signatures and scope of authority of all persons authorized to give Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of each Fund, and (b) the names, titles and signatures of those persons authorized to countersign or confirm Special Instructions on behalf of each Fund (in both cases collectively, the "Authorized Persons" and individually, an "Authorized Person"). Such Resolutions and certificates may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Custodian of a similar Resolution or certificate to the contrary. Upon delivery of a certificate which deletes or does not include the name(s) of a person previously authorized to give Instructions or to countersign or confirm Special Instructions, such persons shall no longer be considered an Authorized Person authorized to give Instructions or to countersign or confirm Special Instructions. Unless the certificate specifically requires that the approval of anyone else will first have been obtained, the Custodian will be under no obligation to inquire into the right of the person giving such Instructions or Special Instructions to do so. Notwithstanding any of the foregoing, no Instructions or Special Instructions received by the Custodian from a Fund will be deemed to authorize or permit any director, trustee, officer, employee, or agent of such Fund to withdraw any of the Assets of such Fund upon the mere receipt of such authorization, Special Instructions or Instructions from such director, trustee, officer, employee or agent.

    4.   POWERS AND DUTIES OF CUSTODIAN AND DOMESTIC SUBCUSTODIAN.
         --------------------------------------------------------

    Except for Assets held by any Subcustodian appointed pursuant to Sections 5(b), (c), or (d) of this Agreement, the Custodian shall have and perform the powers and duties hereinafter set forth in this Section 4. For purposes of this
Section 4 all references to powers and duties of the "Custodian" shall also refer to any Domestic Subcustodian appointed pursuant to Section 5(a).

         (a)   Safekeeping.
               -----------
         The Custodian will keep safely the Assets of each Fund which are delivered to it from time to time. The Custodian shall not be responsible for any property of a Fund held or received by such Fund and not delivered to the Custodian.

         (b)   Manner of Holding Securities.
               ----------------------------

         (1) The Custodian shall at all times hold Securities of each Fund either: (i) by physical possession of the share certificates or other instruments representing such Securities in registered or bearer form; or (ii) in book-entry form by a Securities System (as hereinafter defined) in accordance with the provisions of sub-paragraph (3) below.

         (2) The Custodian may hold registrable portfolio Securities which have been delivered to it in physical form, by registering the same in the name of the appropriate Fund or its nominee, or in the name of the Custodian or its nominee, for whose actions such Fund and Custodian, respectively, shall be fully responsible. Upon the receipt of Instructions, the Custodian shall hold such Securities in street certificate form, so called, with or without any indication of fiduciary capacity. However, unless it receives Instructions to the contrary, the Custodian will register all such portfolio Securities in the name of the Custodian's authorized nominee. All such Securities shall be held in an account of the Custodian containing only assets of the appropriate Fund or only assets held by the Custodian as a fiduciary, provided that the records of the Custodian shall indicate at all times the Fund or other customer for which such Securities are held in such accounts and the respective interests therein.

         (3) The Custodian may deposit and/or maintain domestic Securities owned by a Fund in, and each Fund hereby approves use of: (a) The Depository Trust Company; (b) The Participants Trust Company; and (c) any book-entry system as provided in (i) Subpart O of Treasury Circular No. 300, 31 CFR 306.115, (ii) Subpart B of Treasury Circular Public Debt Series No. 27-76, 31 CFR 350.2, or
(iii) the book-entry regulations of federal agencies substantially in the form of 31 CFR 306.115. Upon the receipt of Special Instructions, the Custodian may deposit and/or maintain domestic Securities owned by a Fund in any other domestic clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Securities Exchange Act of 1934 (or as may otherwise be authorized by the SEC to serve in the capacity of depository or clearing agent for the Securities or other assets of investment companies) which acts as a Securities depository. Each of the foregoing shall be referred to in this Agreement as a "Securities System", and all such Securities Systems shall be listed on the attached Appendix A. Use of a Securities System shall be in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

            (i) The Custodian may deposit the Securities directly or through one or more agents or Subcustodians which are also qualified to act as custodians for investment companies.

            (ii) The Custodian shall deposit and/or maintain the Securities in a Securities System, provided that such Securities are represented in an account ("Account") of the Custodian in the Securities System that includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

            (iii) The books and records of the Custodian shall at all times identify those Securities belonging to any one or more Funds which are maintained in a Securities System.

            (iv) The Custodian shall pay for Securities purchased for the account of a Fund only upon (a) receipt of advice from the Securities System that such Securities have been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Fund. The Custodian shall transfer Securities sold for the account of a Fund only upon (a) receipt of advice from the Securities System that payment for such Securities has been transferred to the Account of the Custodian in accordance with the rules of the Securities System, and (b) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Fund. Copies of all advices from the Securities System relating to transfers of Securities for the account of a Fund shall be maintained for such Fund by the Custodian. The Custodian shall deliver to a Fund on the next succeeding business day daily transaction reports which shall include each day's transactions in the Securities System for the account of such Fund. Such transaction reports shall be delivered to such Fund or any agent designated by such Fund pursuant to Instructions, by computer or in such other manner as such Fund and Custodian may agree.

            (v) The Custodian shall, if requested by a Fund pursuant to Instructions, provide such Fund with reports obtained by the Custodian or any Subcustodian with respect to a Securities System's accounting system, internal accounting control and procedures for safeguarding Securities deposited in the Securities System.

            (vi) Upon receipt of Special Instructions, the Custodian shall terminate the use of any Securities System on behalf of a Fund as promptly as practicable and shall take all actions reasonably practicable to safeguard the Securities of such Fund maintained with such Securities System.

         (c)   Free Delivery of Assets.
               -----------------------
         Notwithstanding any other provision of this Agreement and except as provided in Section 3 hereof, the Custodian, upon receipt of Special Instructions, will undertake to make free delivery of Assets, provided such Assets are on hand and available, in connection with a Fund's transactions and to transfer such Assets to such broker, dealer, Subcustodian, bank, agent, Securities System or otherwise as specified in such Special Instructions.

         (d)   Exchange of Securities.
               ----------------------

         Upon receipt of Instructions, the Custodian will exchange portfolio Securities held by it for a Fund for other Securities or cash paid in connection with any reorganization, recapitalization, merger, consolidation, or conversion of convertible Securities, and will deposit any such Securities in accordance with the terms of any reorganization or protective plan.

         Without Instructions, the Custodian is authorized to exchange Securities held by it in temporary form for Securities in definitive form, to surrender Securities for transfer into a name or nominee name as permitted in
Section 4(b)(2), to effect an exchange of shares in a stock split or when the par value of the stock is changed, to sell any fractional shares, and, upon receiving payment therefor, to surrender bonds or other Securities held by it at maturity or call.

         (e)   Purchases of Assets.
               -------------------

         (1)  Securities Purchases.  In accordance with Instructions, the
              --------------------
Custodian shall, with respect to a purchase of Securities, pay for such Securities out of monies held for a Fund's account for which the purchase was made, but only insofar as monies are available therein for such purpose, and receive the portfolio Securities so purchased. Unless the Custodian has received Special Instructions to the contrary, such payment will be made only upon receipt of Securities by the Custodian, a clearing corporation of a national Securities exchange of which the Custodian is a member, or a Securities System in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing, upon receipt of Instructions: (i) in connection with a repurchase agreement, the Custodian may release funds to a Securities System prior to the receipt of advice from the Securities System that the Securities underlying such repurchase agreement have been transferred by book-entry into the Account maintained with such Securities System by the Custodian, provided that the Custodian's instructions to the Securities System require that the Securities System may make payment of such funds to the other party to the repurchase agreement only upon transfer by book-entry of the Securities underlying the repurchase agreement into such Account; (ii) in the case of Interest Bearing Deposits, currency deposits, and other deposits, foreign exchange transactions, futures contracts or options, pursuant to Sections 4(g), 4(h), 4(l), and 4(m) hereof, the Custodian may make payment therefor before receipt of an advice of transaction; and (iii) in the case of Securities as to which payment for the Security and receipt of the instrument evidencing the Security are under generally accepted trade practice or the terms of the instrument representing the Security expected to take place in different locations or through separate parties, such as commercial paper which is indexed to foreign currency exchange rates, derivatives and similar Securities, the Custodian may make payment for such Securities prior to delivery thereof in accordance with such generally accepted trade practice or the terms of the instrument representing such Security.

         (2)  Other Assets Purchased.  Upon receipt of Instructions and except
              ----------------------
as otherwise provided herein, the Custodian shall pay for and receive other Assets for the account of a Fund as provided in Instructions.

         (f)  Sales of Assets.
               ---------------

         (1)  Securities Sold.  In accordance with Instructions, the Custodian
              ---------------
will, with respect to a sale, deliver or cause to be delivered the Securities thus designated as sold to the broker or other person specified in the Instructions relating to such sale. Unless the Custodian has received Special Instructions to the contrary, such delivery shall be made only upon receipt of payment therefor in the form of: (a) cash, certified check, bank cashier's check, bank credit, or bank wire transfer; (b) credit to the account of the Custodian with a clearing corporation of a national Securities exchange of which the Custodian is a member; or (c) credit to the Account of the Custodian with a Securities System, in accordance with the provisions of Section 4(b)(3) hereof. Notwithstanding the foregoing, Securities held in physical form may be delivered and paid for in accordance with "street delivery custom" to a broker or its clearing agent, against delivery to the Custodian of a receipt for such Securities, provided that the Custodian shall have taken reasonable steps to ensure prompt collection of the payment for, or return of, such Securities by the broker or its clearing agent, and provided further that the Custodian shall not be responsible for the selection of or the failure or inability to perform of such broker or its clearing agent or for any related loss arising from delivery or custody of such Securities prior to receiving payment therefor.

         (2) Other Assets Sold.  Upon receipt of Instructions and except as
             -----------------
otherwise provided herein, the Custodian shall receive payment for and deliver other Assets for the account of a Fund as provided in Instructions.

         (g)   Options.
               -------

         (1) Upon receipt of Instructions relating to the purchase of an option or sale of a covered call option, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the purchase or writing of the option by a Fund; (b) if the transaction involves the sale of a covered call option, deposit and maintain in a segregated account the Securities (either physically or by book-entry in a Securities System) subject to the covered call option written on behalf of such Fund; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any notices or other communications evidencing the expiration, termination or exercise of such options which are furnished to the Custodian by the Options Clearing Corporation (the "OCC"), the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions.

         (2) Upon receipt of Instructions relating to the sale of a naked option (including stock index and commodity options), the Custodian, the appropriate Fund and the broker-dealer shall enter into an agreement to comply with the rules of the OCC or of any registered national securities exchange or similar organizations(s). Pursuant to that agreement and such Fund's Instructions, the Custodian shall: (a) receive and retain confirmations or other documents, if any, evidencing the writing of the option; (b) deposit and maintain in a segregated account, Securities (either physically or by book-entry in a Securities System), cash and/or other Assets; and (c) pay, release and/or transfer such Securities, cash or other Assets in accordance with any such agreement and with any notices or other communications evidencing the expiration, termination or exercise of such option which are furnished to the Custodian by the OCC, the securities or options exchanges on which such options were traded, or such other organization as may be responsible for handling such option transactions. The appropriate Fund and the broker-dealer shall be responsible for determining the quality and quantity of assets held in any segregated account established in compliance with applicable margin maintenance requirements and the performance of other terms of any option contract.

         (h)   Futures Contracts.
               -----------------

    Upon receipt of Instructions, the Custodian shall enter into a futures margin procedural agreement among the appropriate Fund, the Custodian and the designated futures commission merchant (a "Procedural Agreement"). Under the Procedural Agreement the Custodian shall: (a) receive and retain confirmations, if any, evidencing the purchase or sale of a futures contract or an option on a futures contract by such Fund; (b) deposit and maintain in a segregated account cash, Securities and/or other Assets designated as initial, maintenance or variation "margin" deposits intended to secure such Fund's performance of its obligations under any futures contracts purchased or sold, or any options on futures contracts written by such Fund, in accordance with the provisions of any Procedural Agreement designed to comply with the provisions of the Commodity Futures Trading Commission and/or any commodity exchange or contract market (such as the Chicago Board of Trade), or any similar organization(s), regarding such margin deposits; and (c) release Assets from and/or transfer Assets into such margin accounts only in accordance with any such Procedural Agreements.
The appropriate Fund and such futures commission merchant shall be responsible for determining the type and amount of Assets held in the segregated account or paid to the broker-dealer in compliance with applicable margin maintenance requirements and the performance of any futures contract or option on a futures contract in accordance with its terms.

         (i)  Segregated Accounts.
               -------------------

         Upon receipt of Instructions, the Custodian shall establish and maintain on its books a segregated account or accounts for and on behalf of a Fund, into which account or accounts may be transferred Assets of such Fund, including Securities maintained by the Custodian in a Securities System pursuant to Paragraph (b)(3) of this Section 4, said account or accounts to be maintained (i) for the purposes set forth in Sections 4(g), 4(h) and 4(n) and
(ii) for the purpose of compliance by such Fund with the procedures required by the SEC Investment Company Act Release Number 10666 or any subsequent release or releases relating to the maintenance of segregated accounts by registered investment companies, or (iii) for such other purposes as may be set forth, from time to time, in Special Instructions. The Custodian shall not be responsible for the determination of the type or amount of Assets to be held in any segregated account referred to in this paragraph, or for compliance by the Fund with required procedures noted in (ii) above.

         (j)   Depositary Receipts.
               -------------------

    Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered Securities to the depositary used for such Securities by an issuer of American Depositary Receipts or International Depositary Receipts (hereinafter referred to, collectively, as "ADRs"), against a written receipt therefor adequately describing such Securities and written evidence satisfactory to the organization surrendering the same that the depositary has acknowledged receipt of instructions to issue ADRs with respect to such Securities in the name of the Custodian or a nominee of the Custodian, for delivery in accordance with such instructions.

    Upon receipt of Instructions, the Custodian shall surrender or cause to be surrendered ADRs to the issuer thereof, against a written receipt therefor adequately describing the ADRs surrendered and written evidence satisfactory to the organization surrendering the same that the issuer of the ADRs has acknowledged receipt of instructions to cause its depository to deliver the Securities underlying such ADRs in accordance with such instructions.

         (k)   Corporate Actions, Put Bonds, Called Bonds, Etc.
               -----------------------------------------------

    Upon receipt of Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar Securities to the issuer or trustee thereof (or to the agent of such issuer or trustee) for the purpose of exercise or sale, provided that the new Securities, cash or other Assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and (b) deposit Securities upon invitations for tenders thereof, provided that the consideration for such Securities is to be paid or delivered to the Custodian, or the tendered Securities are to be returned to the Custodian.

    Notwithstanding any provision of this Agreement to the contrary, the Custodian shall take all necessary action, unless otherwise directed to the contrary in Instructions, to comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership, and shall notify the appropriate Fund of such action in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing.

    The Fund agrees that if it gives an Instruction for the performance of an act on the last permissible date of a period established by any optional offer or on the last permissible date for the performance of such act, the Fund shall hold the Bank harmless from any adverse consequences in connection with acting upon or failing to act upon such Instructions.

         (l)   Interest Bearing Deposits.
               -------------------------

    Upon receipt of Instructions directing the Custodian to purchase interest bearing fixed term and call deposits (hereinafter referred to, collectively, as "Interest Bearing Deposits") for the account of a Fund, the Custodian shall purchase such Interest Bearing Deposits in the name of such Fund with such banks or trust companies, including the Custodian, any Subcustodian or any subsidiary or affiliate of the Custodian (hereinafter referred to as "Banking Institutions"), and in such amounts as such Fund may direct pursuant to Instructions. Such Interest Bearing Deposits may be denominated in U.S. dollars or other currencies, as such Fund may determine and direct pursuant to Instructions. The responsibilities of the Custodian to a Fund for Interest Bearing Deposits issued by the Custodian shall be that of a U.S. bank for a similar deposit. With respect to Interest Bearing Deposits other than those issued by the Custodian, (a) the Custodian shall be responsible for the collection of income and the transmission of cash to and from such accounts; and
(b) the Custodian shall have no duty with respect to the selection of the Banking Institution or for the failure of such Banking Institution to pay upon demand.

         (m)   Foreign Exchange Transactions.
               -----------------------------
               (l) Each Fund hereby appoints the Custodian as its agent in the execution of all currency exchange transactions. The Custodian agrees to provide exchange rate and U.S. Dollar information, in writing, to the Funds. Such information shall be supplied by the Custodian at least by the business day prior to the value date of the foreign exchange transaction, provided that the Custodian receives the request for such information at least two business days prior to the value date of the transaction.

               (2) Upon receipt of Instructions, the Custodian shall settle foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of a Fund with such currency brokers or Banking Institutions as such Fund may determine and direct pursuant to Instructions. If, in its Instructions, a Fund does not direct the Custodian to utilize a particular currency broker or Banking Institution, the Custodian is authorized to select such currency broker or Banking Institution as it deems appropriate to execute the Fund's foreign currency transaction.

               (3) Each Fund accepts full responsibility for its use of third party foreign exchange brokers and for execution of said foreign exchange contracts and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred as a result of the failure or delay of its third party broker to deliver foreign exchange. The Custodian shall have no responsibility or liability with respect to the selection of the currency brokers or Banking Institutions with which a Fund deals or the performance of such brokers or Banking Institutions.

               (4) Notwithstanding anything to the contrary contained herein, upon receipt of Instructions the Custodian may, in connection with a foreign exchange contract, make free outgoing payments of cash in the form of U.S. Dollars or foreign currency prior to receipt of confirmation of such foreign exchange contract or confirmation that the countervalue currency completing such contract has been delivered or received.

               (5) The Custodian shall not be obligated to enter into foreign exchange transactions as principal. However, if the Custodian has made available to a Fund its services as a principal in foreign exchange transactions and subject to any separate agreement between the parties relating to such transactions, the Custodian shall enter into foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery on behalf of and for the account of the Fund, with the Custodian as principal.

         (n)   Pledges or Loans of Securities.
               ------------------------------

         (1) Upon receipt of Instructions from a Fund, the Custodian will release or cause to be released Securities held in custody to the pledgees designated in such Instructions by way of pledge or hypothecation to secure loans incurred by such Fund with various lenders including but not limited to UMB Bank, n.a.; provided, however, that the Securities shall be released only upon payment to the Custodian of the monies borrowed, except that in cases where additional collateral is required to secure existing borrowings, further Securities may be released or delivered, or caused to be released or delivered for that purpose upon receipt of Instructions. Upon receipt of Instructions, the Custodian will pay, but only from funds available for such purpose, any such loan upon re-delivery to it of the Securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing such loan. In lieu of delivering collateral to a pledgee, the Custodian, on the receipt of Instructions, shall transfer the pledged Securities to a segregated account for the benefit of the pledgee.

         (2) Upon receipt of Special Instructions, and execution of a separate Securities Lending Agreement, the Custodian will release Securities held in custody to the borrower designated in such Instructions and may, except as otherwise provided below, deliver such Securities prior to the receipt of collateral, if any, for such borrowing, provided that, in case of loans of Securities held by a Securities System that are secured by cash collateral, the Custodian's instructions to the Securities System shall require that the Securities System deliver the Securities of the appropriate Fund to the borrower thereof only upon receipt of the collateral for such borrowing. The Custodian shall have no responsibility or liability for any loss arising from the delivery of Securities prior to the receipt of collateral. Upon receipt of Instructions and the loaned Securities, the Custodian will release the collateral to the borrower.

         (o)   Stock Dividends, Rights, Etc.
               -----------------------------

         The Custodian shall receive and collect all stock dividends, rights, and other items of like nature and, upon receipt of Instructions, take action with respect to the same as directed in such Instructions.

         (p)   Routine Dealings.
               ----------------

         The Custodian will, in general, attend to all routine and mechanical matters in accordance with industry standards in connection with the sale, exchange, substitution, purchase, transfer, or other dealings with Securities or other property of each Fund except as may be otherwise provided in this Agreement or directed from time to time by Instructions from any particular Fund. The Custodian may also make payments to itself or others from the Assets for disbursements and out-of-pocket expenses incidental to handling Securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the appropriate Fund.

         (q)   Collections.
               -----------

               The Custodian shall (a) collect amounts due and payable to each Fund with respect to portfolio Securities and other Assets; (b) promptly credit to the account of each Fund all income and other payments relating to portfolio Securities and other Assets held by the Custodian hereunder upon Custodian's receipt of such income or payments or as otherwise agreed in writing by the Custodian and any particular Fund; (c) promptly endorse and deliver any instruments required to effect such collection; and (d) promptly execute ownership and other certificates and affidavits for all federal, state, local and foreign tax purposes in connection with receipt of income or other payments with respect to portfolio Securities and other Assets, or in connection with the transfer of such Securities or other Assets; provided, however, that with respect to portfolio Securities registered in so-called street name, or physical Securities with variable interest rates, the Custodian shall use its best efforts to collect amounts due and payable to any such Fund. The Custodian shall notify a Fund in writing by facsimile transmission or in such other manner as such Fund and Custodian may agree in writing if any amount payable with respect to portfolio Securities or other Assets is not received by the Custodian when due. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio Securities or other Assets that are in default.

         (r)   Bank Accounts.
               -------------
         Upon Instructions, the Custodian shall open and operate a bank account or accounts on the books of the Custodian; provided that such bank account(s) shall be in the name of the Custodian or a nominee thereof, for the account of one or more Funds, and shall be subject only to draft or order of the Custodian. The responsibilities of the Custodian to any one or more such Funds for deposits accepted on the Custodian's books shall be that of a U.S. bank for a similar deposit.

         (s)   Dividends, Distributions and Redemptions.
               ----------------------------------------

         To enable each Fund to pay dividends or other distributions to shareholders of each such Fund and to make payment to shareholders who have requested repurchase or redemption of their shares of each such Fund (collectively, the "Shares"), the Custodian shall release cash or Securities insofar as available. In the case of cash, the Custodian shall, upon the receipt of Instructions, transfer such funds by check or wire transfer to any account at any bank or trust company designated by each such Fund in such Instructions. In the case of Securities, the Custodian shall, upon the receipt of Special Instructions, make such transfer to any entity or account designated by each such Fund in such Special Instructions.

         (t)   Proceeds from Shares Sold.
               -------------------------

         The Custodian shall receive funds representing cash payments received for shares issued or sold from time to time by each Fund, and shall credit such funds to the account of the appropriate Fund. The Custodian shall notify the appropriate Fund of Custodian's receipt of cash in payment for shares issued by such Fund by facsimile transmission or in such other manner as such Fund and the Custodian shall agree. Upon receipt of Instructions, the Custodian shall: (a) deliver all federal funds received by the Custodian in payment for shares as may be set forth in such Instructions and at a time agreed upon between the Custodian and such Fund; and (b) make federal funds available to a Fund as of specified times agreed upon from time to time by such Fund and the Custodian, in the amount of checks received in payment for shares which are deposited to the accounts of such Fund.

         (u) Proxies and Notices; Compliance with the Shareholders Communication Act of 1985.
               -----------------------------------------------------

         The Custodian shall deliver or cause to be delivered to the appropriate Fund all forms of proxies, all notices of meetings, and any other notices or announcements affecting or relating to Securities owned by such Fund that are received by the Custodian, any Subcustodian, or any nominee of either of them, and, upon receipt of Instructions, the Custodian shall execute and deliver, or cause such Subcustodian or nominee to execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Instructions, neither the Custodian nor any Subcustodian or nominee shall vote upon any such Securities, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto.

         The Custodian will not release the identity of any Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and any such Fund unless a particular Fund directs the Custodian otherwise in writing.

         (v)   Books and Records.
               -----------------
         The Custodian shall maintain such records relating to its activities under this Agreement as are required to be maintained by Rule 31a-1 under the Investment Company Act of 1940 ("the 1940 Act") and to preserve them for the periods prescribed in Rule 31a-2 under the 1940 Act. These records shall be open for inspection by duly authorized officers, employees or agents (including independent public accountants) of the appropriate Fund during normal business hours of the Custodian.

         The Custodian shall provide accountings relating to its activities under this Agreement as shall be agreed upon by each Fund and the Custodian.

         (w)   Opinion of Fund's Independent Certified Public Accountants.
               ----------------------------------------------------------

         The Custodian shall take all reasonable action as each Fund may request to obtain from year to year favorable opinions from each such Fund's independent certified public accountants with respect to the Custodian's activities hereunder and in connection with the preparation of each such Fund's periodic reports to the SEC and with respect to any other requirements of the SEC.

         (x)   Reports by Independent Certified Public Accountants.
               ---------------------------------------------------

         At the request of a Fund, the Custodian shall deliver to such Fund a written report prepared by the Custodian's independent certified public accountants with respect to the services provided by the Custodian under this Agreement, including, without limitation, the Custodian's accounting system, internal accounting control and procedures for safeguarding cash, Securities and other Assets, including cash, Securities and other Assets deposited and/or maintained in a Securities System or with a Subcustodian. Such report shall be of sufficient scope and in sufficient detail as may reasonably be required by such Fund and as may reasonably be obtained by the Custodian.

         (y)   Bills and Other Disbursements.
               -----------------------------

         Upon receipt of Instructions, the Custodian shall pay, or cause to be paid, all bills, statements, or other obligations of a Fund.

    5.   SUBCUSTODIANS.
         -------------

         From time to time, in accordance with the relevant provisions of this Agreement, the Custodian may appoint one or more Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians, or Interim Subcustodians (as each are hereinafter defined) to act on behalf of any one or more Funds. A Domestic Subcustodian, in accordance with the provisions of this Agreement, may also appoint a Foreign Subcustodian, Special Subcustodian, or Interim Subcustodian to act on behalf of any one or more Funds. For purposes of this Agreement, all Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians and Interim Subcustodians shall be referred to collectively as "Subcustodians".

         (a)   Domestic Subcustodians.
               ----------------------

         The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act or any trust company or other entity, any of which meet the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act for the Custodian on behalf of any one or more Funds as a subcustodian for purposes of holding Assets of such Fund(s) and performing other functions of the Custodian within the United States (a "Domestic Subcustodian"). Each Fund shall approve in writing the appointment of the proposed Domestic Subcustodian; and the Custodian's appointment of any such Domestic Subcustodian shall not be effective without such prior written approval of the Fund(s). Each such duly approved Domestic Subcustodian shall be listed on Appendix A attached hereto, as it may be amended, from time to time.

         (b)   Foreign Subcustodians.
               ---------------------

    The Custodian may at any time appoint, or cause a Domestic Subcustodian to appoint, any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Section 17(f) of the 1940 Act and the rules and regulations thereunder to act for the Custodian on behalf of any one or more Funds as a subcustodian or sub-subcustodian (if appointed by a Domestic Subcustodian) for purposes of holding Assets of the Fund(s) and performing other functions of the Custodian in countries other than the United States of America (hereinafter referred to as a "Foreign Subcustodian" in the context of either a subcustodian or a sub-subcustodian); provided that the Custodian shall have obtained written confirmation from each Fund of the approval of the Board of Directors or other governing body of each such Fund (which approval may be withheld in the sole discretion of such Board of Directors or other governing body or entity) with respect to (i) the identity of any proposed Foreign Subcustodian (including branch designation), (ii) the country or countries in which, and the securities depositories or clearing agencies (hereinafter "Securities Depositories and Clearing Agencies"), if any, through which, the Custodian or any proposed Foreign Subcustodian is authorized to hold Securities and other Assets of each such Fund, and (iii) the form and terms of the subcustodian agreement to be entered into with such proposed Foreign Subcustodian. Each such duly approved Foreign Subcustodian and the countries where and the Securities Depositories and Clearing Agencies through which they may hold Securities and other Assets of the Fund(s) shall be listed on Appendix A attached hereto, as it may be amended, from time to time. Each Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Foreign Subcustodian is authorized to act, in order that there shall be sufficient time for the Custodian, or any Domestic Subcustodian, to effect the appropriate arrangements with a proposed Foreign Subcustodian, including obtaining approval as provided in this Section 5(b). In connection with the appointment of any Foreign Subcustodian, the Custodian shall, or shall cause the Domestic Subcustodian to, enter into a subcustodian agreement with the Foreign Subcustodian in form and substance approved by each such Fund. The Custodian shall not consent to the amendment of, and shall cause any Domestic Subcustodian not to consent to the amendment of, any agreement entered into with a Foreign Subcustodian, which materially affects any Fund's rights under such agreement, except upon prior written approval of such Fund pursuant to Special Instructions.

         (c)   Interim Subcustodians.
               ---------------------

         Notwithstanding the foregoing, in the event that a Fund shall invest in an Asset to be held in a country in which no Foreign Subcustodian is authorized to act, the Custodian shall notify such Fund in writing by facsimile transmission or in such other manner as such Fund and the Custodian shall agree in writing of the unavailability of an approved Foreign Subcustodian in such country; and upon the receipt of Special Instructions from such Fund, the Custodian shall, or shall cause its Domestic Subcustodian to, appoint or approve an entity (referred to herein as an "Interim Subcustodian") designated in such Special Instructions to hold such Security or other Asset.

         (d)   Special Subcustodians.
               ---------------------

         Upon receipt of Special Instructions, the Custodian shall, on behalf of a Fund, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act for the Custodian on behalf of such Fund as a subcustodian for purposes of: (i) effecting third-party repurchase transactions with banks, brokers, dealers or other entities through the use of a common custodian or subcustodian; (ii) providing depository and clearing agency services with respect to certain variable rate demand note Securities, (iii) providing depository and clearing agency services with respect to dollar denominated Securities, and (iv) effecting any other transactions designated by such Fund in such Special Instructions. Each such designated subcustodian (hereinafter referred to as a "Special Subcustodian") shall be listed on Appendix A attached hereto, as it may be amended from time to time. In connection with the appointment of any Special Subcustodian, the Custodian shall enter into a subcustodian agreement with the Special Subcustodian in form and substance approved by the appropriate Fund in Special Instructions. The Custodian shall not amend any subcustodian agreement entered into with a Special Subcustodian, or waive any rights under such agreement, except upon prior approval pursuant to Special Instructions.

         (e)   Termination of a Subcustodian.
               -----------------------------

         The Custodian may, at any time in its discretion upon notification to the appropriate Fund(s), terminate any Subcustodian of such Fund(s) in accordance with the termination provisions under the applicable subcustodian agreement, and upon the receipt of Special Instructions, the Custodian will terminate any Subcustodian in accordance with the termination provisions under the applicable subcustodian agreement.

         (f)   Certification Regarding Foreign Subcustodians.
               ---------------------------------------------

    Upon request of a Fund, the Custodian shall deliver to such Fund a certificate stating: (i) the identity of each Foreign Subcustodian then acting on behalf of the Custodian; (ii) the countries in which and the Securities Depositories and Clearing Agencies through which each such Foreign Subcustodian is then holding cash, Securities and other Assets of such Fund; and (iii) such other information as may be requested by such Fund, and as the Custodian shall be reasonably able to obtain, to evidence compliance with rules and regulations under the 1940 Act.

    6.   STANDARD OF CARE.
         ---------------

         (a)   General Standard of Care.
               ------------------------

         The Custodian shall be liable to a Fund for all losses, damages and reasonable costs and expenses suffered or incurred by such Fund resulting from the gross negligence or willful misfeasance of the Custodian; provided, however, in no event shall the Custodian be liable for special, indirect or consequential damages arising under or in connection with this Agreement.

         (b) Actions Prohibited by Applicable Law, Events Beyond Custodian's Control, Sovereign Risk, Etc.
             ---------------------------------------------------------------

         In no event shall the Custodian or any Domestic Subcustodian incur liability hereunder (i) if the Custodian or any Subcustodian or Securities System, or any subcustodian, Securities System, Securities Depository or Clearing Agency utilized by the Custodian or any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of: (a) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and neither the Custodian nor any other Person shall be obligated to take any action contrary thereto); or (b) any event beyond the control of the Custodian or other Person such as armed conflict, riots, strikes, lockouts, labor disputes, equipment or transmission failures, natural disasters, or failure of the mails, transportation, communications or power supply; or (ii) for any loss, damage, cost or expense resulting from "Sovereign Risk." A "Sovereign Risk" shall mean nationalization, expropriation, currency devaluation, revaluation or fluctuation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting a Fund's Assets; or acts of armed conflict, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's or such other Person's control.

         (c)   Liability for Past Records.
               --------------------------

         Neither the Custodian nor any Domestic Subcustodian shall have any liability in respect of any loss, damage or expense suffered by a Fund, insofar as such loss, damage or expense arises from the performance of the Custodian or any Domestic Subcustodian in reliance upon records that were maintained for such Fund by entities other than the Custodian or any Domestic Subcustodian prior to the Custodian's employment hereunder.

         (d)   Advice of Counsel.
               -----------------

         The Custodian and all Domestic Subcustodians shall be entitled to receive and act upon advice of counsel of its own choosing on all matters. The Custodian and all Domestic Subcustodians shall be without liability for any actions taken or omitted in good faith pursuant to the advice of counsel.

         (e)   Advice of the Fund and Others.
               -----------------------------

         The Custodian and any Domestic Subcustodian may rely upon the advice of any Fund and upon statements of such Fund's accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and neither the Custodian nor any Domestic Subcustodian shall be liable for any actions taken or omitted, in good faith, pursuant to such advice or statements.

         (f)   Instructions Appearing to be Genuine.
               ------------------------------------

         The Custodian and all Domestic Subcustodians shall be fully protected and indemnified in acting as a custodian hereunder upon any Resolutions of the Board of Directors or Trustees, Instructions, Special Instructions, advice, notice, request, consent, certificate, instrument or paper appearing to it to be genuine and to have been properly executed and shall, unless otherwise specifically provided herein, be entitled to receive as conclusive proof of any fact or matter required to be ascertained from any Fund hereunder a certificate signed by any officer of such Fund authorized to countersign or confirm Special Instructions.

         (g)   Exceptions from Liability.
               -------------------------

         Without limiting the generality of any other provisions hereof, neither the Custodian nor any Domestic Subcustodian shall be under any duty or obligation to inquire into, nor be liable for:

         (i) the validity of the issue of any Securities purchased by or for any Fund, the legality of the purchase thereof or evidence of ownership required to be received by any such Fund, or the propriety of the decision to purchase or amount paid therefor;

         (ii) the legality of the sale of any Securities by or for any Fund, or the propriety of the amount for which the same were sold; or

         (iii) any other expenditures, encumbrances of Securities, borrowings or similar actions with respect to any Fund's Assets;

and may, until notified to the contrary, presume that all Instructions or Special Instructions received by it are not in conflict with or in any way contrary to any provisions of any such Fund's Declaration of Trust, Partnership Agreement, Articles of Incorporation or By-Laws or votes or proceedings of the shareholders, trustees, partners or directors of any such Fund, or any such Fund's currently effective Registration Statement on file with the SEC.

    7.   LIABILITY OF THE CUSTODIAN FOR ACTIONS OF OTHERS.
         ------------------------------------------------

         (a)   Domestic Subcustodians
               ----------------------

         The Custodian shall be liable for the acts or omissions of any Domestic Subcustodian to the same extent as if such actions or omissions were performed by the Custodian itself.

         (b)   Liability for Acts and Omissions of Foreign Subcustodians.
               ---------------------------------------------------------

         The Custodian shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the Custodian or a Domestic Subcustodian and such Foreign Subcustodian, the Foreign Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement and the Custodian or Domestic Subcustodian recovers from the Foreign Subcustodian under the applicable subcustodian agreement.

         (c) Securities Systems, Interim Subcustodians, Special Subcustodians, Securities Depositories and Clearing Agencies.
             ----------------------------------------------------------------

         The Custodian shall not be liable to any Fund for any loss, damage or expense suffered or incurred by such Fund resulting from or occasioned by the actions or omissions of a Securities System, Interim Subcustodian, Special Subcustodian, or Securities Depository and Clearing Agency unless such loss, damage or expense is caused by, or results from, the gross negligence or willful misfeasance of the Custodian.

         (d)   Defaults or Insolvencies of Brokers, Banks, Etc.
               ------------------------------------------------
         The Custodian shall not be liable for any loss, damage or expense suffered or incurred by any Fund resulting from or occasioned by the actions, omissions, neglects, defaults or insolvency of any broker, bank, trust company or any other person with whom the Custodian may deal (other than any of such entities acting as a Subcustodian, Securities System or Securities Depository and Clearing Agency, for whose actions the liability of the Custodian is set out elsewhere in this Agreement) unless such loss, damage or expense is caused by, or results from, the gross negligence or willful misfeasance of the Custodian.

         (e)   Reimbursement of Expenses.
               --------------------------

         Each Fund agrees to reimburse the Custodian for all out-of-pocket expenses incurred by the Custodian in connection with this Agreement, but excluding salaries and usual overhead expenses.

    8.   INDEMNIFICATION.
         ---------------

         (a)   Indemnification by Fund.
               ------------------------

         Subject to the limitations set forth in this Agreement, each Fund agrees to indemnify and hold harmless the Custodian and its nominees from all losses, damages and expenses (including attorneys' fees) suffered or incurred by the Custodian or its nominee caused by or arising from actions taken by the Custodian, its employees or agents in the performance of its duties and obligations under this Agreement, including, but not limited to, any indemnification obligations undertaken by the Custodian under any relevant subcustodian agreement; provided, however, that such indemnity shall not apply to the extent the Custodian is liable under Sections 6 or 7 hereof.

         If any Fund requires the Custodian to take any action with respect to Securities, which action involves the payment of money or which may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Fund being liable for the payment of money or incurring liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         (b)   Indemnification by Custodian.
               ---------------------------

         Subject to the limitations set forth in this Agreement and in addition to the obligations provided in Sections 6 and 7, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses suffered or incurred by each such Fund caused by the gross negligence or willful misfeasance of the Custodian.

    9.   ADVANCES.
         --------

         In the event that, pursuant to Instructions, the Custodian or any Subcustodian, Securities System, or Securities Depository or Clearing Agency acting either directly or indirectly under agreement with the Custodian (each of which for purposes of this Section 9 shall be referred to as "Custodian"), makes any payment or transfer of funds on behalf of any Fund as to which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of any such Fund, the Custodian may, in its discretion without further Instructions, provide an advance ("Advance") to any such Fund in an amount sufficient to allow the completion of the transaction by reason of which such payment or transfer of funds is to be made. In addition, in the event the Custodian is directed by Instructions to make any payment or transfer of funds on behalf of any Fund as to which it is subsequently determined that such Fund has overdrawn its cash account with the Custodian as of the close of business on the date of such payment or transfer, said overdraft shall constitute an Advance. Any Advance shall be payable by the Fund on behalf of which the Advance was made on demand by Custodian, unless otherwise agreed by such Fund and the Custodian, and shall accrue interest from the date of the Advance to the date of payment by such Fund to the Custodian at a rate agreed upon in writing from time to time by the Custodian and such Fund. It is understood that any transaction in respect of which the Custodian shall have made an Advance, including but not limited to a foreign exchange contract or transaction in respect of which the Custodian is not acting as a principal, is for the account of and at the risk of the Fund on behalf of which the Advance was made, and not, by reason of such Advance, deemed to be a transaction undertaken by the Custodian for its own account and risk. The Custodian and each of the Funds which are parties to this Agreement acknowledge that the purpose of Advances is to finance temporarily the purchase or sale of Securities for prompt delivery in accordance with the settlement terms of such transactions or to meet emergency expenses not reasonably foreseeable by a Fund. The Custodian shall promptly notify the appropriate Fund of any Advance. Such notification shall be sent by facsimile transmission or in such other manner as such Fund and the Custodian may agree.

    10.  LIENS.
         -----

         The Bank shall have a lien on the Property in the Custody Account to secure payment of fees and expenses for the services rendered under this Agreement. If the Bank advances cash or securities to the Fund for any purpose or in the event that the Bank or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of its duties hereunder, except such as may arise from its or its nominee's negligent action, negligent failure to act or willful misconduct, any Property at any time held for the Custody Account shall be security therefor and the Fund hereby grants a security interest therein to the Bank. The Fund shall promptly reimburse the Bank for any such advance of cash or securities or any such taxes, charges, expenses, assessments, claims or liabilities upon request for payment, but should the Fund fail to so reimburse the Bank, the Bank shall be entitled to dispose of such Property to the extent necessary to obtain reimbursement. The Bank shall be entitled to debit any account of the Fund with the Bank including, without limitation, the Custody Account, in connection with any such advance and any interest on such advance as the Bank deems reasonable.

   11.   COMPENSATION.
         ------------

         Each Fund will pay to the Custodian such compensation as is agreed to in writing by the Custodian and each such Fund from time to time. Such compensation, together with all amounts for which the Custodian is to be reimbursed in accordance with Section 7(e), shall be billed to each such Fund and paid in cash to the Custodian.

   12.   POWERS OF ATTORNEY.
         ------------------

         Upon request, each Fund shall deliver to the Custodian such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable in connection with the performance by the Custodian or any Subcustodian of their respective obligations under this Agreement or any applicable subcustodian agreement.

   13.   TERMINATION AND ASSIGNMENT.
         --------------------------

         Any Fund or the Custodian may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid (certified mail, return receipt requested) to the other not less than 90 days prior to the date upon which such termination shall take effect. Upon termination of this Agreement, the appropriate Fund shall pay to the Custodian such fees as may be due the Custodian hereunder as well as its reimbursable disbursements, costs and expenses paid or incurred. Upon termination of this Agreement, the Custodian shall deliver, at the terminating party's expense, all Assets held by it hereunder to the appropriate Fund or as otherwise designated by such Fund by Special Instructions. Upon such delivery, the Custodian shall have no further obligations or liabilities under this Agreement except as to the final resolution of matters relating to activity occurring prior to the effective date of termination.

    This Agreement may not be assigned by the Custodian or any Fund without the respective consent of the other, duly authorized by a resolution by its Board of Directors or Trustees.

   14.   ADDITIONAL FUNDS.
         ----------------

    An additional Fund or Funds may become a party to this Agreement after the date hereof by an instrument in writing to such effect signed by such Fund or Funds and the Custodian. If this Agreement is terminated as to one or more of the Funds (but less than all of the Funds) or if an additional Fund or Funds shall become a party to this Agreement, there shall be delivered to each party an Appendix B or an amended Appendix B, signed by each of the additional Funds (if any) and each of the remaining Funds as well as the Custodian, deleting or adding such Fund or Funds, as the case may be. The termination of this Agreement as to less than all of the Funds shall not affect the obligations of the Custodian and the remaining Funds hereunder as set forth on the signature page hereto and in Appendix B as revised from time to time.

   15.   NOTICES.
         -------

    As to each Fund, notices, requests, instructions and other writings delivered to THE GARZARELLI FUNDS, 207 EAST BUFFALO STREET, SUITE 400, MILWAUKEE, WISCONSIN 53202, postage prepaid, or to such other address as any particular Fund may have designated to the Custodian in writing, shall be deemed to have been properly delivered or given to a Fund.

    Notices, requests, instructions and other writings delivered to Cory A. Williams in the Securities Administration Department of the Custodian at its office at 928 Grand Boulevard, Kansas City, Missouri, or mailed postage prepaid, to the Custodian's Securities Administration Department, Post Office Box 419226, Kansas City, Missouri 64141, or to such other addresses as the Custodian may have designated to each Fund in writing, shall be deemed to have been properly delivered or given to the Custodian hereunder; provided, however, that procedures for the delivery of Instructions and Special Instructions shall be governed by Section 2(c) hereof.

    16.  MISCELLANEOUS.
         --------------

         (a) This Agreement is executed and delivered in the State of Missouri and shall be governed by the laws of such state.

         (b) All of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto.

         (c) No provisions of this Agreement may be amended, modified or waived, in any manner except in writing, properly executed by both parties hereto; provided, however, Appendix A may be amended from time to time as Domestic Subcustodians, Foreign Subcustodians, Special Subcustodians, and Securities Depositories and Clearing Agencies are approved or terminated according to the terms of this Agreement.

         (d) The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (e) This Agreement shall be effective as of the date of execution hereof.

         (f) This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         (g) The following terms are defined terms within the meaning of this Agreement, and the definitions thereof are found in the following sections of the Agreement:

               Term                              Section
               ----                              -------

               Account                            4(b)(3)(ii)
               ADR'S                              4(j)
               Advance                            9
               Assets                             2
               Authorized Person                  3
               Banking Institution                4(1)
               Domestic Subcustodian              5(a)
               Foreign Subcustodian               5(b)
               Instruction                        2
               Interim Subcustodian               5(c)
               Interest Bearing Deposit           4(1)
               Liability                          10
               OCC                                4(g)(2)
               Person                             6(b)
               Procedural Agreement               4(h)
               SEC                                4(b)(3)
               Securities                         2
               Securities Depositories and        5(b)
                 Clearing Agencies
               Securities System                  4(b)(3)
               Shares                             4(s)
               Sovereign Risk                     6(b)
               Special Instruction                2
               Special Subcustodian               5(c)
               Subcustodian                       5
               1940 Act                           4(v)

          (h) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid by any court of competent jurisdiction, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid.

          (i) This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and accordingly supersedes, as of the effective date of this Agreement, any custodian agreement heretofore in effect between the Fund and the Custodian.

The Custodian acknowledges that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and agrees that no Fund shall be charged hereunder for any debt of other obligation of another Fund and that in dealing with a Fund it may enforce claims against that Fund only against assets belonging to that Fund and not against assets of any other Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Custody Agreement to be executed by their respective duly authorized officers.


                                        THE GARZARELLI FUNDS
ATTEST:

------------------------------
                                        By:
                                        ---------------------------
                                        Name:
                                        ---------------------------
                                        Title:
                                        ---------------------------
                                        Date:
                                        ---------------------------



                                        UMB BANK, N.A.
ATTEST:
Signature Illegible
------------------------------
                                        By: /s/ Ralph R. Santoro
                                        ---------------------------
                                        Name: Ralph R. Santoro
                                        ---------------------------
                                        Title: Vice President
                                        ---------------------------
                                        Date:
                                        ---------------------------



                              APPENDIX A
                             -----------

                          CUSTODY AGREEMENT


DOMESTIC SUBCUSTODIANS:

      United Missouri Trust Company of New York



SECURITIES SYSTEMS:

      Federal Book Entry

      Depository Trust Company

      Participant's Trust Company

The Garzarelli Funds               UMB Bank, n.a.


By:                                 By: /s/ Ralph R. Santoro
------------------------------      ----------------------------
Name:                               Name:   Ralph R. Santoro
------------------------------      ----------------------------
Title:                              Title:  Vice President
------------------------------      ----------------------------
Date:                               Date:
------------------------------      ----------------------------


                              APPENDIX B
                             -----------

                          CUSTODY AGREEMENT

     The following series of open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated_______________________, 199_, with UMB Bank, n.a. ("Custodian") and The Garzarelli Funds, and agree to be bound by all the terms and conditions contained in said Agreement:


                            LIST THE FUNDS

                     The Garzarelli Balanced Fund



ATTEST:

---------------------------        THE GARZARELLI FUNDS

                                   By:
                                   --------------------------------
                                   Name:
                                   --------------------------------
                                   Title:
                                   --------------------------------
                                   Date:
                                   --------------------------------



ATTEST:

---------------------------        UMB BANK, N.A.

                                   By:
                                   --------------------------------
                                   Name:  Ralph R. Santoro
                                   --------------------------------
                                   Title: Vice President
                                   --------------------------------
                                   Date:
                                   --------------------------------




                                 UMB BANK, N.A.
                 INSTITUTIONAL CUSTODY SERVICES - U.S. DOMESTIC
                                SCHEDULE OF FEES

                          ----------------------------

NET ASSET VALUE CHARGES
-----------------------

 A fee to be computed as of month end and payable on the last day of each month of the portfolios' fiscal year, at the annual rate of:

     1.00 basis point on the portfolio's net assets up to $100,000,000;
      .75 basis points on the next $100,000,000 of portfolio net assets;
      .50 basis points on the portfolio's net assets in excess of $200,000,000; subject to a $250.00 per month minimum per portfolio.

PORTFOLIO TRANSACTION FEES
--------------------------

 DTC*                                              $ 5.00
 PTC*                                               12.00
 Fed Book Entry*                                     8.00
 Physical*                                          20.00
 Principal & Interest Payments                       5.00
 Options/Futures                                    25.00
 Corporate Actions/Call/Reorgs                      25.00
 Third-Party VRDN (Bank Book Entry)*                15.00
 UMB Repurchase Agreements                           5.00
 Tri-Party Repurchase Agreements                     6.00
 Checks Issued (Non-Settlement Related)              8.00
 Outgoing Wires (Non-Settlement Related)             8.00

 * A transaction includes buys, sells, maturities, or free security movements.

OUT-OF-POCKET EXPENSES
----------------------
 Includes, but is not limited to, security transfer fees, certificate fees, shipping/courier fees or charges, FDIC insurance premiums, specialized programming charges, and remote system access and connect charges.


THE GARZARELLI FUNDS                 UMB BANK, N.A.

By:                                  By: /s/ Ralph R. Santoro
-------------------------            ------------------------
Name:                                Name: Ralph R. Santoro
-------------------------            ------------------------
Title:                               Title: Vice President
-------------------------            ------------------------
                                     Date: March 3, 1997
                                     ------------------------

*****

EXHIBIT 9.1

                  ADMINISTRATION AND FUND ACCOUNTING AGREEMENT


   THIS AGREEMENT is made as of this     day of April, 1997, by and between The
                                     ---
Garzarelli Funds, a Delaware business trust (the "Trust"), and Sunstone Financial Group, Inc., a Wisconsin corporation (the "Administrator").

   WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Act") and is authorized to issue shares of beneficial interests (the "Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, the Trust and the Administrator desire to enter into an agreement pursuant to which the Administrator shall provide administration and fund accounting services to such investment portfolios of the Trust as are listed on Schedule A hereto and any additional investment portfolios the Trust and Administrator may agree upon and include on Schedule A as such Schedule may be amended from time to time (such investment portfolios and any additional investment portfolios are individually referred to as a "Fund" and collectively the "Funds").

   NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. APPOINTMENT
   -----------

   The Trust hereby appoints the Administrator as administrator and fund accountant of the Funds for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. SERVICES AS ADMINISTRATOR
   -------------------------

     (a) Subject to the direction and control of the Trust's Board of Trustees and utilizing information provided by the Trust and its agents, the Administrator will: (1) provide office space, facilities, equipment and personnel to carry out its services hereunder; (2) compile data for, prepare and file with respect to the Funds Notices to the Securities and Exchange Commission (the "Commission") required pursuant to Rule 24f-2 under the Act and Semi-Annual Reports on Form N-SAR; (3) prepare for execution by the Trust and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Trust's custodian or transfer agent, subject to review and approval of the Trust and the Trust's independent accountants; (4) prepare the financial statements for the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the Act; (5) prepare, with the assistance of the Trust's legal counsel, the Registration Statement for the Trust (on Form N-1A or any replacement therefor) and any amendments thereto; (6) determine and periodically monitor each Fund's income and expense accruals and cause all appropriate expenses to be paid from Trust assets on proper authorization from the Trust; (7) calculate daily net asset values and income factors of each Fund;
(8) maintain all general ledger accounts and related subledgers; (9) perform security valuations; (10) assist in the acquisition of the Trust's fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; (11) from time to time as the Administrator deems appropriate, check each Fund's compliance with the policies and limitations of each Fund relating to the portfolio investments as set forth in the Prospectus and Statement of Additional Information and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (but these functions shall not relieve the Trust's investment adviser and sub-advisers of their primary day-to-day responsibility for assuring such compliance); (12) maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; (13) prepare and/or file all documents to be filed with states to register and maintain the Fund's securities registration, including, without limitation, sales reports, updated prospectuses, Form U-1s; (14) develop with legal counsel and the secretary of the Trust an agenda for each board meeting and, if requested by the Trustees, attend board meetings and prepare minutes; (15) coordinate the preparation of other matters required to be reported to the board, including, without limitation, details of Rule 12b-1 payments, code of ethics compliance and broker commissions; (16) prepare Form 1099s for directors and other fund vendors; (17) calculate dividend and capital gains distributions, subject to review and approval by the Trust and its independent accountants; and
(18) generally assist in the Trust's administrative operations as mutually agreed to by the parties. The duties of the Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder.

     (b) The Trustees of the Trust shall cause the officers, adviser, legal counsel, independent accountants and custodian for the Funds to cooperate with the Administrator and to provide the Administrator, upon request, with such information, documents and advice relating to the Funds and the Trust as is within the possession or knowledge of such persons, in order to enable the Administrator to perform its duties hereunder. In connection with its duties hereunder, the Administrator shall be entitled to rely, and shall be held harmless by the Trust when acting in reliance, upon the instruction, advice, information or any documents relating to the Funds provided to the Administrator by an "Authorized Person" of the Trust (as defined herein) or by any of the aforementioned persons. Fees charged by such persons shall be an expense of the Trust. The Administrator shall be entitled to rely on any document which it reasonably believes to be genuine and to have been signed or presented by the proper party. "Authorized Persons" of the Trust shall mean those individuals identified as such in writing to the Administrator. The Administrator shall not be held to have notice of any change of authority of any officer, agent, representative or employee of the Trust until receipt of written notice thereof from the Trust.

     (c) In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Subject to the terms of
Section 6, the Administrator further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records described in (a) above which are maintained by the Administrator for the Trust.

     (d) It is understood that in determining security valuations, the Administrator may employ one or more pricing services approved by the Trust to determine valuations of portfolio securities for purposes of calculating net asset values of the Funds. The Administrator is authorized to rely on the prices provided by such service(s) or by the Funds' investment adviser or other authorized representative of the Funds, and shall not be liable for losses to the Trust or its securityholders as a result of its reliance on the valuations provided by the approved pricing service(s) or the representative.

3.   FEES; DELEGATION; EXPENSES
     --------------------------

     (a) In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Administrator a fee, computed daily and payable monthly, as provided in Schedule B hereto, plus out-of-pocket expenses. The Trust shall also pay the Administrator for organizational start-up services provided on behalf of the Funds as specified in Schedule B. Out-of-pocket expenses include, but are not limited to, travel, lodging and meals in connection with travel on behalf of the Trust, programming and related expenses (previously incurred or to be incurred by Administrator) in connection with providing electronic transmission of data between the Administrator and the Funds' other service providers, brokers, dealers and depositories, fees and expenses of pricing services, and photocopying, postage and overnight delivery expenses. Fees shall be paid by each Fund at a rate that would aggregate at least the applicable minimum fee for each Fund.

     (b) For the purpose of determining fees payable to the Administrator, net asset value shall be computed in accordance with the Trust's Prospectuses and resolutions of the Trust's Board of Trustees. The fee for the period from the day of the month this Agreement is entered into until the end of that month shall be pro-rated according to the proportion which such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. Should the Trust be liquidated, merged with or acquired by another fund or investment company, any accrued fees shall be immediately payable. Such fee as is attributable to each Fund shall be a separate charge to each Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.

     (c) The Administrator will bear all expenses in connection with the performance of its services under this Agreement except as otherwise provided herein. Other costs and expenses to be incurred in the operation of the Funds, including, but not limited to: taxes; interest; brokerage fees and commissions, if any; salaries, fees and expenses of officers and Trustees; Commission fees and state Blue Sky fees; advisory fees; charges of custodians, transfer agents, dividend disbursing and accounting services agents; security pricing services; insurance premiums; outside auditing and legal expenses; costs of organization and maintenance of corporate existence; typesetting, printing, proofing and mailing of prospectuses, statements of additional information, supplements, notices and proxy materials for regulatory purposes and for distribution to current shareholders; typesetting, printing, proofing and mailing and other costs of shareholder reports; expenses incidental to holding meetings of the Fund's shareholders and Trustees; and any extraordinary expenses; will be borne by the Funds or their investment adviser. Expenses incurred for distribution of Fund shares, including the typesetting, printing, proofing and mailing of prospectuses for persons who are not shareholders of the Trust, will be borne by the Trust, its distributor or its investment adviser, except for such expenses permitted to be paid by the Trust under a distribution plan adopted in accordance with applicable laws.

4. PROPRIETARY AND CONFIDENTIAL INFORMATION
   ----------------------------------------

   The Administrator agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records relative to the Funds and prior, present or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval may not be withheld where the Administrator may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when subject to governmental or regulatory audit or investigation, or when so requested by the Trust. Records and information which has become known to the public through no wrongful act of the Administrator or any of its employees, agents or representatives shall not be subject to this paragraph.

5. LIMITATION OF LIABILITY
   -----------------------

     (a) The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Furthermore, the Administrator shall not be liable for any action taken or omitted to be taken in accordance with instructions received by the Administrator from an Authorized Person.

     (b) The Administrator assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, errors, delay or any other loss whatsoever caused by events beyond its reasonable control. The Administrator will, however, take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond the Administrator's control.

6. TERM
   ----

     (a) This Agreement shall become effective as with respect to each Fund listed on Schedule A hereof as of the date hereof and, with respect to each Fund not in existence on that date, on the date an amendment to Schedule A to this Agreement relating to that Fund is executed. Unless terminated as provided herein, this Agreement shall continue in effect with respect to each Fund until
April   , 1998. Thereafter, if not terminated as provided herein, this Agreement
      --
shall continue automatically in effect as to each Fund for successive annual periods.

     (b) This Agreement may be terminated with respect to any one or more particular Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than sixty (60) days' written notice to the other party (which notice may be waived by the party entitled to the notice). The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Administrator and the Trust.

     (c) Notwithstanding anything herein to the contrary, upon the termination of this Agreement or the liquidation of a Fund or the Trust, the Administrator shall deliver the records of the Fund(s) and/or Trust as the case may be to the Trust or person(s) designated by the Trust and thereafter the Trust or its designee shall be solely responsible for preserving the records for the periods required by all applicable laws, rules and regulations. In addition, in the event of termination of this Agreement, or the proposed liquidation or merger of the Trust or a Fund(s), and the Trust requests the Administrator to provide services in connection therewith, the Administrator shall provide such services and be entitled to such compensation as the parties may mutually agree.

7. NON-EXCLUSIVITY
   ---------------

   The services of the Administrator rendered to the Trust are not deemed to be exclusive. The Administrator may render such services and any other services to others, including other investment companies. The Trust recognizes that from time to time directors, officers and employees of the Administrator may serve as trustees, directors, officers and employees of other entities (including other investment companies), that such other entities may include the name of the Administrator as part of their name and that the Administrator or its affiliates may enter into investment advisory or other agreements with such other entities.

8. GOVERNING LAW; INVALIDITY
   -------------------------

   This Agreement shall be governed by Wisconsin law (except as to Section 9 hereof which shall be construed in accordance with Delaware law). To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the Act or any rule or order of the Commission thereunder. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. MISCELLANEOUS
   -------------

   This Agreement is executed by or on behalf of the Trust and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Funds to which such obligations pertain and the assets and property of such Funds.

10. NOTICES
    -------

   Any notice required or to be permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows: Notice to the Administrator shall be sent to Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202, Attention Miriam
M. Allison, and notice to the Trust shall be sent to The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002, Attention: Andrew
J. Goodwin III.

11. COUNTERPARTS
    ------------

   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.



                              THE GARZARELLI FUNDS
                              (the "Trust")

                              By:
                              ------------------------------------
                              President
                              SUNSTONE FINANCIAL GROUP, INC.
                              ("Administrator")

                              By:
                              -----------------------------------
                              President



                                   SCHEDULE A
                                     TO THE
                  ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                         SUNSTONE FINANCIAL GROUP, INC.



                                  NAME OF FUND
                                  ------------

                            GARZARELLI BALANCED FUND




                                   SCHEDULE B
                                     TO THE
                  ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                         SUNSTONE FINANCIAL GROUP, INC.

                                                                    MINIMUM
NAME OF FUND   AVERAGE NET ASSETS           ANNUAL FEES              ANNUAL
------------   ------------------           -----------             -------
Balanced Fund  Up to $50 Million             20.0  basis points     $65,000
               $50 Million to $100 Million   13.0  basis points
               Over $100 Million              5.0  basis points


The minimum annual fee is subject to an automatic annual escalation of 5%. Sunstone will notify the Trust of each such escalation but no amendment of this Schedule B shall be required. The Trust shall pay the Administrator $35,000 for its initial start-up services for the Fund. The Trust shall also pay/reimburse the Administrator's out-of-pocket expenses as described in the Agreement. The foregoing fee schedule assumes a single class of shares for each Fund.

*****

EXHIBIT 9.2
                           TRANSFER AGENCY AGREEMENT
                           -------------------------

   THIS AGREEMENT is made as of this     day of April, 1997, by and between The
                                     ---
Garzarelli Funds, a Delaware business trust (the "Trust"), and Sunstone Investor Services, LLC, a Wisconsin limited liability company ("Sunstone").

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares of beneficial interests ("Shares") in separate series with each such series representing the interests in a separate portfolio of securities and other assets;

   WHEREAS, the Trust desires to retain Sunstone to render the transfer agency and other services contemplated hereby with respect to each of the investment portfolios of the Trust as are listed on Schedule A hereto and any additional investment portfolios the Trust and Sunstone may agree upon and include on Schedule A as such Schedule may be amended from time to time (such investment portfolios and any additional investment portfolios are individually referred to as a "Fund" and collectively the "Funds"), and Sunstone is willing to render such services.

   NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:


                                   ARTICLE I
                                   ----------

                         APPOINTMENT OF TRANSFER AGENT

   A.  APPOINTMENT.
       -----------

       1. The Trust hereby constitutes and appoints Sunstone as transfer agent and dividend disbursing agent of all the Shares of the Funds during the period of this Agreement, and Sunstone hereby accepts such appointment as transfer agent and dividend disbursing agent and agrees to perform the duties thereof as hereinafter set forth.

       2. Sunstone shall perform the transfer agent and dividend disbursing agent services described on Schedule B hereto. To the extent that the Trust requests Sunstone to perform any additional services in a manner not consistent with Sunstone's usual processing procedures, Sunstone and the Trust shall mutually agree as to the services to be accomplished, the manner of accomplishment and the compensation to which Sunstone shall be entitled with respect thereto.

       3. Sunstone may, in its discretion, appoint in writing other parties qualified to perform transfer agency and shareholder services approved by the Trust (individually, a "Sub-transfer Agent") to carry out some or all of its responsibilities under this Agreement with respect to a Fund; provided, however, that unless the Trust shall enter into a written agreement with such Sub-transfer Agent, the Sub-transfer Agent shall be the agent of Sunstone and not the agent of the Trust or such Fund and, in such event Sunstone shall be fully responsible for the acts or omissions of such Sub-transfer Agent and shall not be relieved of any of its responsibilities hereunder by the appointment of such Sub-transfer Agent.

       4. Sunstone shall have no duties or responsibilities whatsoever hereunder except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against Sunstone.

   B.  DOCUMENTS/RECORDS.
       -----------------
       1. In connection with such appointment, the Trust shall deliver or cause to be delivered the following documents to Sunstone:

           a) A copy of the Agreement and Declaration of Trust and By-laws of the Trust and all amendments thereto, and a copy of the resolutions of the Board of Trustees of the Trust appointing Sunstone and authorizing the execution of this Transfer Agency Agreement on behalf of the Funds, each certified by the Secretary of the Trust;

           b) A certificate signed by the President and Secretary of the Trust specifying: the number of authorized Shares and the number of such authorized Shares issued and currently outstanding, if any; the names and specimen signatures of the officers of the Trust authorized to sign written stock certificates, and the individuals authorized to provide oral instructions and to sign written instructions and requests on behalf of the Trust (hereinafter referred to as "Authorized Person(s)"), and to change the persons authorized to provide such instructions from time to time, it being understood Sunstone shall not be held to have notice of any change in the authority of any Authorized Person until receipt of written notice thereof from the Trust;

           c) In the event the Trust issues Share certificates, specimen Share certificates for each Fund in the form approved by the Board of Trustees of the Trust (and in a format compatible with Sunstone's operating system), together with a certificate signed by the Secretary of the Trust as to such approval;

           d) Copies of the Trust's Registration Statement, as amended to date, and the most recently filed Post-Effective Amendment thereto, filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act, as amended, together with any applications filed in connection therewith; and

           e) Opinion of counsel for the Trust with respect to the Trust's organization and existence under the laws of its state of organization, the validity of the authorized and outstanding Shares, whether such Shares are fully paid and non-assessable and the status of such Shares under the Securities Act of 1933, as amended, and any other applicable federal law or regulation (i.e., if subject to registration, that they have been registered and that the Registration Statement has become effective or, if exempt, the specific grounds therefor.)

       2. The Trust agrees to deliver or to cause to be delivered to Sunstone in Milwaukee, Wisconsin, at the Trust's expense, all of its shareholder account records relating to the Funds in a format acceptable to Sunstone and all such other documents, records and information as Sunstone may reasonably request in order for Sunstone to perform its services hereunder.

                                   ARTICLE II
                                   ----------

                            COMPENSATION & EXPENSES

   A.  COMPENSATION.  In consideration for its services hereunder as transfer
       ------------
agent and dividend disbursing agent, each Fund will pay to Sunstone such compensation as shall be set forth in a separate fee schedule to be agreed to by each Fund and Sunstone from time to time. A copy of the initial fee schedule is attached hereto as Schedule C.

   B.  EXPENSES.  The Trust on behalf of each Fund also agrees to promptly
       --------
reimburse Sunstone for all out-of-pocket expenses or disbursements incurred by Sunstone in connection with the performance of services under this Agreement including, but not limited to, expenses for postage, express delivery services, freight charges, envelopes, checks, drafts, forms (continuous or otherwise), specially requested reports and statements, bank account service fees and charges, telephone calls, telegraphs, stationery supplies, outside printing and mailing firms, magnetic tapes, reels or cartridges (if sent to a Fund or to a third party at the Trust's request) and magnetic tape handling charges, on-site and off-site record storage, media for storage of records (e.g., microfilm, microfiche, optical platters, computer tapes and disks), computer equipment installed at the Trust's request at the Trust's or a third party's premises, telecommunications equipment, telephone/telecommunication lines between the Trust and its agents, on one hand, and Sunstone on the other, proxy soliciting, processing and/or tabulating costs, transmission of statement data for remote printing or processing, and transaction fees to the extent any of the foregoing are paid by Sunstone. If requested by Sunstone, postage and other out-of-pocket expenses are payable in advance, and in the event requested, postage is due at least seven days prior to the anticipated mail date. In the event Sunstone requests advance payment, Sunstone shall not be obligated to incur such expenses or perform the related service(s) until payment is received.

   C.  PAYMENT PROCEDURES.
       ------------------

       1. Amounts due hereunder shall be due and paid by the Trust on behalf of the respective Fund on or before the fifteenth (15th) day after the date of the statement therefor (the "Due Date"). Service fees are billed monthly, and out-of-pocket expenses are billed as incurred (unless prepayment is requested by Sunstone). Sunstone may, at its option, arrange to have various service providers submit invoices directly to the Trust for payment of out-of-pocket expenses reimbursable hereunder. The Trust is aware that its failure to pay all amounts in a timely fashion so that they will be received by Sunstone on or before the Due Date will give rise to costs to Sunstone not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, in the event that any amounts due hereunder are not received by Sunstone by the Due Date, the Trust shall pay a late charge equal to one and one-half percent (1.5%) per month or the maximum amount permitted by law, whichever is less. In addition, the Trust shall pay reasonable attorney's fees and court costs of Sunstone if any amounts due Sunstone are collected by or through an attorney. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Fund's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

       2. In the event that any charges are disputed, the Trust shall, on or before the Due Date, pay all undisputed amounts due hereunder and notify Sunstone in writing of any disputed charges for out-of-pocket expenses which it is disputing in good faith. Payment for such disputed charges shall be due on or before the close of the fifth (5th) business day after the day on which Sunstone provides to the Trust documentation which an objective observer would agree reasonably supports the disputed charges (the "Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first day after the Revised Due Date.

                                  ARTICLE III
                                  -----------

                           PROCESSING AND PROCEDURES

   A.  ISSUANCE, REDEMPTION AND TRANSFER OF SHARES
       -------------------------------------------

       1. Sunstone acknowledges that it has received a copy of the Trust's Prospectus (as hereinafter defined), which Prospectus describes how sales and redemptions of shares of each Fund shall be made and Sunstone agrees to accept purchase orders and redemption requests with respect to Fund shares on each Fund Business Day in accordance with such Prospectus. "Fund Business Day" shall be deemed to be each day on which the New York Stock Exchange is open for trading, and "Prospectus" shall mean the last Trust prospectus actually received by Sunstone from the Trust with respect to which the Trust has indicated a registration statement under the 1933 Act has become effective, including the Statement of Additional Information, incorporated by reference therein.

       2. On each Fund Business Day Sunstone shall, as of the time at which the net asset value of a Fund is computed, issue to and redeem from the accounts specified in a purchase order or redemption request, which in accordance with the Prospectus is effective on such day, the appropriate number of full and fractional Shares based on the net asset value per Share of such Fund specified in an advice received on such Fund Business Day from or on behalf of the Fund.

       3. Upon the issuance of any Shares in accordance with this Agreement, Sunstone shall not be responsible for the payment of any original issue or other taxes required to be paid by the Trust in connection with such issuance of any Shares.

       4. Sunstone shall not be required to issue any Shares after it has received from an Authorized Person or from an appropriate federal or state authority written notification that the sale of Shares has been suspended or discontinued, and Sunstone shall be entitled to rely upon such written notification.

       5. Upon receipt of a redemption request and monies paid to it by the Custodian in connection with a redemption of Shares, Sunstone shall cancel the redeemed Shares and after making appropriate deduction for any withholding of taxes required of it by applicable law, make payment in accordance with the Trust's redemption and payment procedures described in the Prospectus.

       6. (a) Except as otherwise provided in sub-paragraph (b) of this paragraph, Shares will be transferred or redeemed upon presentation to Sunstone of Share certificates, if any, or instructions properly endorsed for transfer, exchange or redemption, accompanied by such documents as Sunstone deems necessary to evidence the authority of the person making such transfer or redemption, and bearing satisfactory evidence of the payment of stock transfer taxes. Sunstone reserves the right to refuse to transfer or redeem Shares until it is satisfied that the endorsement on the stock certificate, if any, or instructions is valid and genuine, and for that purpose it will require, unless otherwise instructed by an Authorized Person or except as provided in sub-paragraph (b) of this paragraph, a guarantee of signature by an "Eligible Guarantor Institution" as that term is defined by SEC Rule 17Ad-15. Sunstone also reserves the right to refuse to transfer or redeem Shares until it is satisfied that the requested transfer or redemption is legally authorized, and it shall incur no liability for the refusal, in good faith, to make transfers or redemptions which Sunstone, in its judgment, deems improper or unauthorized, or until it is satisfied that there is no basis to any claims adverse to such transfer or redemption. Sunstone may, in effecting transfers and redemptions of Shares, rely upon those provisions of the Uniform Act for the Simplification of Fiduciary Security Transfers or the Uniform Commercial Code, as the same may be amended from time to time, applicable to the transfer in question, and the Trust shall indemnify Sunstone for any act done or omitted by it in good faith in reliance upon such laws.

           (b) Notwithstanding the foregoing or any other provision contained in this Agreement to the contrary, Sunstone shall be fully protected by the Trust in not requiring any instruments, documents, assurances, endorsements or guarantees, including, without limitation, any signature guarantees, in connection with a redemption, exchange or transfer, of Shares whenever Sunstone reasonably believes that requiring the same would be inconsistent with the transfer and redemption procedures as described in the Prospectus.

       7. Notwithstanding any provision contained in this Agreement to the contrary, Sunstone shall not be required or expected to require, as a condition to any transfer or redemption of any Shares pursuant to a computer tape or electronic data transmission, any documents to evidence the authority of the person requesting the transfer or redemption and/or the payment of any stock transfer taxes, and shall be fully protected in acting in accordance with the applicable provisions of this Article IV.

       8. In connection with each purchase and each redemption of Shares, Sunstone shall send such statements as are prescribed by the Federal securities laws applicable to transfer agents or as described in the Prospectus. If the Prospectus indicates that certificates for Shares are available and if specifically requested in writing by any shareholder, or if otherwise required hereunder, Sunstone will countersign, issue and mail to such shareholder at the address set forth in the records of Sunstone a Share certificate for any full Share requested.

       9. On each Fund Business Day Sunstone shall supply the Trust with a statement specifying with respect to the immediately preceding Fund Business
Day: the total number of Shares of each Fund (including fractional Shares) issued and outstanding at the opening of business on such day; the total number of Shares of each Fund sold on such day; the total number of Shares of each Fund and the dollar amount redeemed from Shareholders by Sunstone on such day; and the total number of Shares of each Fund issued and outstanding.

       10. Procedures for effecting purchase, redemption or transfer transactions accepted from investors by telephone or other methods shall be established by mutual agreement between the Trust and Sunstone consistent with the terms of the Prospectus. Sunstone upon notice to the Trust may establish such additional procedures, rules and regulations governing the transfer or registration of Share certificates, if any, or the purchase, redemption or transfer of Shares, as it may deem advisable and consistent with the Prospectus and such rules and regulations generally adopted by mutual fund transfer agents. Sunstone shall not be liable, and shall be held harmless by the Trust, for its actions or omissions which are consistent with the foregoing procedures.

   B.  DIVIDENDS AND DISTRIBUTIONS.
       ---------------------------

       1. The Trust shall furnish to Sunstone a copy of a resolution of its Board of Trustees, certified by an Authorized Person, either (i) setting forth the date of the declaration of a dividend or distribution, the date of accrual or payment, as the case may be, thereof, the record date as of which shareholders entitled to payment, or accrual, as the case may be, shall be determined, the amount per Share of such dividend or distribution, the payment date on which all previously accrued and unpaid dividends are to be paid, and the total amount, if any, payable to Sunstone on such payment date, or (ii) authorizing the declaration of dividends and distributions on a daily or other periodic basis and authorizing Sunstone to rely on a certificate of an Authorized Person setting forth the information described in subsection (i) of this paragraph.

       2. In connection with a reinvestment of a dividend or distribution of Shares of a Fund, Sunstone shall as of each Fund Business Day, as specified in a certificate or resolution described in paragraph 1, issue Shares of the Fund based on the net asset value per Share of such Fund specified in an advice received from or on behalf of the Fund on such Fund Business Day.

       3. Upon the mail date specified in such certificate or resolution, as the case may be, the Trust shall, in the case of a cash dividend or distribution, cause the Custodian to deposit in an account in the name of Sunstone as agent for the Trust, an amount of cash, if any, sufficient for Sunstone to make the payment, as of the mail date, specified in such Certificate or resolution, as the case may be, to the Shareholders who were of record on the record date. Sunstone will, upon receipt of any such cash, make payment of such cash dividends or distributions to the shareholders of record as of the record date. Sunstone shall not be liable for any improper payments made in good faith and in accordance with a certificate or resolution described in the preceding paragraph. If Sunstone shall not receive from the Custodian sufficient cash to make payments of any cash dividend or distribution to all shareholders of a Fund as of the record date, Sunstone shall, upon notifying the Trust, withhold payment to all shareholders of record as of the record date until sufficient cash is provided to Sunstone.

       4. It is understood that Sunstone in its capacity as transfer agent and dividend disbursing agent shall in no way be responsible for the determination of the rate or form of dividends or capital gain distributions due to the shareholders pursuant to the terms of this Agreement. It is further understood that Sunstone shall file with the Internal Revenue Service and shareholders such appropriate federal tax forms concerning the payment of dividend and capital gain distributions but shall in no way be responsible for the collection or withholding of taxes due on such dividends or distributions due to shareholders, except and only to the extent, required by applicable law.


   C. AUTHORIZATION AND ISSUANCE OF SHARES; RECAPITALIZATION OR CAPITAL ADJUSTMENT.
       -----------------------------------------------------------------

       1. Prior to the effective date of any increase or decrease in the total number of Shares authorized to be issued, or the issuance of any additional Shares of a Fund pursuant to stock dividends, stock splits, recapitalizations, capital adjustments or similar transactions, the Trust agrees to deliver to Sunstone such documents, certificates, reports and legal opinions as Sunstone may reasonably request.

       2. In the event the Trust issues Share certificates, Sunstone may issue new Share certificates in place of certificates represented to have been lost, stolen, or destroyed upon receiving written instructions from the shareholder accompanied by proof of an indemnity or surety bond issued by a recognized insurance institution specified by the Trust or Sunstone. If Sunstone receives written notification from the shareholder or broker dealer that the certificate issued was never received, and such notification is made within 30 days of the date of issuance, Sunstone may reissue the certificate without requiring a surety bond. Sunstone may also reissue certificates which are represented as lost, stolen, or destroyed without requiring a surety bond provided that the notification is in writing and accompanied by an indemnification signed on behalf of a member firm of the New York Stock Exchange and signed by an officer of said firm with the signature guaranteed. Notwithstanding the foregoing, Sunstone will reissue a certificate upon written authorization from an Authorized Person.

   D.  RECORDS.
       -------

       1. Sunstone shall keep such records as are specified in Schedule D hereto in the form and manner, and for such period, as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular Rules 31a-2 and 31a-3 under the 1940 Act. Sunstone may deliver to the Trust from time to time at Sunstone's discretion, for safekeeping or disposition by the Trust in accordance with law, such records, papers and documents accumulated in the execution of its duties as such transfer agent, as Sunstone may deem expedient, other than those which Sunstone is itself required to maintain pursuant to applicable laws and regulations. The Trust shall assume all responsibility for any failure thereafter to produce any record, paper, canceled Share certificate, or other document so returned, if and when required. To the extent required by Section 31 of the 1940 Act and the rules and regulations thereunder, the records specified in Schedule D hereto maintained by Sunstone, which have not been previously delivered to the Trust pursuant to the foregoing provisions of this paragraph, shall be considered to be the property of the Trust, shall be made available upon request for inspection by the officers, employees, and auditors of the Trust, and shall be delivered to the Trust promptly upon request and in any event upon the date of termination of this Agreement, in the form and manner kept by Sunstone on such date of termination or such earlier date as may be requested by the Trust.

       2. Sunstone agrees to keep all records and other information relative to the Trust and its shareholders confidential. In case of any requests or demands for the inspection of the shareholder records of the Trust, Sunstone will endeavor to notify the Trust promptly and to secure instructions from an officer as to such inspection. Sunstone reserves the right, however, to exhibit the shareholder records to any person whenever it receives advice from its counsel that there is a reasonable likelihood that Sunstone will be held liable for the failure to exhibit the shareholder records to such person; provided, however, that in connection with any such disclosure Sunstone shall promptly notify the Trust that such disclosure has been made or is to be made. Notwithstanding the foregoing, Sunstone may disclose information when requested by a shareholder concerning an account as to which such shareholder claims a legal or beneficial interest or when requested by the Trust, the shareholder or the dealer of record as to such account.


                                   ARTICLE IV
                                   ----------

                              CONCERNING THE TRUST

   A.  REPRESENTATIONS.  The Trust represents and warrants to Sunstone that:
       ---------------
       (a) It is a business trust duly organized and existing under the laws of the State of Delaware, it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement, and all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

       (b) It is an investment company registered under the 1940 Act.

       (c) A registration statement under the 1933 Act with respect to the Shares is effective. The Trust shall notify Sunstone if such registration statement or any state securities registrations have been terminated, lapse or a stop order has been entered with respect to the Shares.

   B.  COVENANTS.
       ---------

       1. The Trust or its agent upon instructions from the Trust will provide to Sunstone copies of all amendments to its Agreement and Declaration of Trust and By-laws made after the date of this Agreement. If requested by Sunstone, each copy of the Agreement and Declaration of Trust and copies of all amendments thereto shall be certified by the Secretary of the Trust. Each copy of the By-Laws and copies of all amendments thereto, and copies of resolutions of the Board of Trustees, shall be certified by the Secretary of the Trust, if requested by Sunstone.

       2. The Trust shall deliver to Sunstone the Trust's currently effective Prospectus and, for purposes of this Agreement, Sunstone shall not be deemed to have notice of any information contained in such Prospectus until a reasonable time after it is actually received by Sunstone.

       3. All requisite steps will be taken by the Trust from time to time when and as necessary to register the Trust's shares for sale in all states in which the Trust's shares shall at the time be offered for sale and require registration. If at any time the Trust receives notice of any stop order or other proceeding in any such state affecting such registration or the sale of Trust's shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of the Trust's shares, the Trust will give prompt notice thereof to Sunstone.

       4. The Trust will comply with all applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, blue sky laws, and any other applicable laws, rules and regulations.

       5. The Trust agrees that prior to effecting any change in the Prospectus which would increase or alter the duties and obligations of Sunstone hereunder, it shall advise Sunstone of such proposed change at least 30 days prior to the intended date of the same, and shall proceed with such change only if it shall have received the written consent of Sunstone thereto, which shall not be unreasonably withheld.

                                   ARTICLE V
                                   ---------
                         CONCERNING THE TRANSFER AGENT

   A.  REPRESENTATIONS.  Sunstone represents and warrants to the Trust that:
       ---------------
       (a) It is a limited liability company duly organized and existing under the laws of the State of Wisconsin, is empowered under applicable law and by its Articles of Organization and Operating Agreement to enter into and perform this Agreement, and all requisite proceedings have been taken to authorize it to enter into and perform this Agreement.

       (b) It is duly registered as a transfer agent under Section 17A of the Securities Exchange Act of 1934, as amended, to the extent required. Sunstone shall promptly give written notice to the Trust in the event that its registration is revoked or a proceeding is commenced that could result in such revocation.

   B.  LIMITATION OF LIABILITY; INDEMNIFICATION.
       ----------------------------------------

       1. Sunstone shall use its best efforts to ensure the accuracy of all services performed under this Agreement, but shall not be liable for any loss or damage, including counsel fees, resulting from its actions or omissions to act or otherwise, in the absence of its bad faith, willful misfeasance, gross negligence or reckless disregard of its duties under this agreement. Sunstone shall not be liable in acting upon any writing or document reasonably believed by it to be genuine and to have been signed or made by an Authorized Person or verbal instructions which the individual receiving the instructions on behalf of Sunstone reasonably believes in good faith to have been given by an Authorized Person, and Sunstone shall not be held to have any notice of any change of authority of any person until receipt of written notice thereof from the Trust or such person.

       2. The Trust agrees to indemnify and hold harmless Sunstone, its employees, agents, members, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to Sunstone's actions taken or nonactions with respect to the performance of services under this Agreement or based, if applicable, upon reliance on information, records, instructions (oral or written) or requests given or made to Sunstone by the Trust, its officers, trustees, agents or representatives, or resulting from a breach by the Trust of any representation, covenant or warranty contained in this Agreement; provided that this indemnification shall not apply to actions or omissions of Sunstone in cases of its own willful misfeasance or gross negligence, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, Sunstone shall give the Trust written notice of and reasonable opportunity to defend against said claim in its own name or in the name of Sunstone. The indemnity and defense provisions provided hereunder shall indefinitely survive the termination of this Agreement.

       3. Sunstone shall indemnify and hold harmless the Trust, its officers, trustees, employees and agents from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character that the Trust may sustain or incur or that may be asserted against the Trust by any person as a result of Sunstone's gross negligence or willful misfeasance in the performance of its duties or obligations under this Agreement, or resulting from a breach by Sunstone of any representation or warranty contained in this Agreement; provided that this indemnification shall not apply to actions or omissions of the Trust in cases of its own willful misfeasance or gross negligence, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, the Trust shall give Sunstone written notice of and reasonable opportunity to defend against said claim in its own name or in the name of the Trust. The indemnity and defense provisions provided hereunder shall indefinitely survive the termination of this Agreement.

       4. Sunstone assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, errors, delay or any other loss whatsoever caused by events beyond its reasonable control. Sunstone will, however, take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond Sunstone's control.

       5. In no event and under no circumstances shall either party to this agreement be liable to anyone, including, without limitation to the other party, for punitive damages for any act or failure to act under any provision of this agreement even if advised of the possibility thereof.

       6. At any time Sunstone may request instructions and/or receive directions from an Authorized Person with respect to any matter arising in connection with Sunstone's duties and obligations under this Agreement, and Sunstone shall not be liable for any action taken or permitted by it in good faith in accordance with such instructions or directions. Such request for instructions by Sunstone may set forth any action proposed to be taken or omitted by Sunstone with respect to its duties or obligations under this Agreement and the date on and/or which such action shall be taken. Sunstone shall not be liable for any action taken or omitted in accordance with a proposal included in any such request on or after the date specified therein unless, prior to taking or omitting any such action, Sunstone has received instructions in response to such application specifying the action to be taken or omitted. Sunstone may consult counsel of the Trust, or upon notice to and consent of the Trust, its own counsel, at the expense of the Trust and shall be fully protected with respect to anything done or omitted by it in good faith in accordance with the advice or opinion of counsel to the Trust or its own counsel.

       7. Notwithstanding any of the provisions of this Agreement, Sunstone shall be under no duty or obligation under this Agreement to inquire into, and shall not be liable for:

           (a) The legality of the issue or sale of any Shares, the sufficiency of the amount to be received therefor, or the authority of the Trust, as the case may be, to request such sale or issuance;

           (b) The legality of a transfer or exchange of Shares, or of a redemption of any Shares, the propriety of the amount to be paid therefor, or the authority of the Trust, as the case may be, to request such transfer or redemption;

           (c) The legality of the declaration of any dividend by the Trust, or the legality of the issue of any Shares in payment of any stock dividend, or the legality of any Recapitalization or readjustment of Shares.

                                   ARTICLE VI
                                   ----------

                                      TERM

       1. Unless sooner terminated as provided for herein, this Agreement shall remain in full force and effect for a period of one year from the date hereof, and thereafter shall automatically extend for additional, successive twelve (12) month terms unless earlier terminated as provided below.

       2. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of receipt of such notice. In the event such notice is given by the Trust, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Trust, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating the successor transfer agent or transfer agents. In the event such notice is given by Sunstone, the Trust shall on or before the termination date, deliver to Sunstone a copy of a resolution of its Board of Trustees certified by the Secretary or any Assistant Secretary designating a successor transfer agent or transfer agents. In the absence of such designation by the Trust, the Trust shall upon the date specified in the notice of termination of this Agreement and delivery of the records maintained hereunder, be deemed to be its own transfer agent and Sunstone shall thereby be relieved of all duties and responsibilities pursuant to this Agreement. Fees and out-of-pocket expenses incurred by Sunstone, but unpaid by the Trust upon such termination, shall be immediately due and payable upon and notwithstanding such termination.

       3. In the event this Agreement is terminated as provided herein, Sunstone, upon the written request of the Trust, shall deliver the records of the Trust to the Trust or its successor transfer agent in the form maintained by Sunstone. The Trust shall be responsible to Sunstone for all out-of-pocket expenses and for the reasonable costs and expenses associated with the preparation and delivery of such media in the form and manner maintained by Sunstone, including: (a) transportation of forms and other Trust materials used in connection with the processing of Trust transactions by Sunstone; and (b) transportation of Trust records and files in the possession of Sunstone. To the extent the Trust requests, and Sunstone agrees to, any custom programming in connection with the preparation of such media or the preparation and delivery of materials in a form different than maintained by Sunstone, the Trust shall be responsible for all costs and expenses of Sunstone associated therewith. Sunstone shall not reduce the level of service provided to the Trust following notice of termination by the Trust.

                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS

   A.  NOTICES. Any notice required or to be permitted to be given by either
       -------
party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows: Notice to Sunstone shall be sent to Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202, Attention Miriam M. Allison, and notice to the Trust shall be sent to The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002, Attention: Andrew J. Goodwin III.

   B.  AMENDMENTS/ASSIGNMENTS.
       ----------------------

       1. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the formality of this Agreement.

       2. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns. This Agreement shall not be assignable by either party without the written consent of the other party except that Sunstone may assign this Agreement to an affiliate with advance written notice to the Trust.

   C.  WISCONSIN LAW.  This Agreement shall be governed by and construed in
       -------------
accordance with the laws of the State of Wisconsin (except as to paragraph I below which shall be construed in accordance with Delaware law). If any part, term or provision of this Agreement is determined by the courts or any regulatory authority having jurisdiction over the issue to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

   D.  COUNTERPARTS.  This Agreement may be executed in any number of
       ------------
counterparts each of which shall be deemed to be an original; but such counterparts shall, together, constitute only one instrument.

   E.  BACK-UP FACILITY.  During the terms of this Agreement, Sunstone shall
       ----------------
provide a facility capable of safeguarding the transfer agency and dividend disbursing records of the Trust in case of damage to the primary facility providing those services (the "Back-Up Facility"). Transfer of the transfer agency and dividend records of the Trust to the Back-Up Facility shall commence as soon as practicable after damage to the primary facility results in an inability to provide the transfer agency and dividend disbursing services. After the primary facility has recovered, Sunstone shall again utilize it to provide the transfer agency and dividend disbursing services to the Trust. Sunstone shall use reasonable efforts to provide the services described in this Agreement from the Back-Up Facility.

   F.  PRIOR TRANSFER AGENT(S).  Sunstone will endeavor to assist in resolving
       -----------------------
shareholder inquiries and errors relating to the period during which prior transfer agents acted as such for the Trust. Any such inquiries or errors which cannot be expediently resolved by Sunstone will be referred to the Trust.

   G.  NON-EXCLUSIVE; OTHER AGREEMENTS.  The services of Sunstone hereunder are
       -------------------------------
not deemed exclusive and Sunstone shall be free to render similar services to others. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

   H.  CAPTIONS.  The captions in the Agreement are included for convenience of
       --------
reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   I.  MISCELLANEOUS.  This Agreement is executed by or on behalf of the Trust
       -------------
and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Funds to which such obligations pertain and the assets and property of such Funds.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officer, thereunto duly authorized and their respective corporate seals to be hereunto affixed, as the day and year first above written.

SUNSTONE INVESTOR SERVICES, LLC    THE GARZARELLI FUNDS
("SUNSTONE")                      (THE "TRUST")


By:                                By:
--------------------------------   --------------------------------
       (Signature)                        (Signature)

--------------------------------   --------------------------------
       (Name)                             (Name)

--------------------------------   --------------------------------
       (Title)                            (Title)

--------------------------------   --------------------------------
       (Date Signed)                      (Date Signed)




                                   SCHEDULE A
                                     TO THE
                            TRANSFER AGENT AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                        SUNSTONE INVESTOR SERVICES, LLC



                                 NAME OF FUNDS
                                 --------------

                            GARZARELLI BALANCED FUND


                                   SCHEDULE B
                                     TO THE
                            TRANSFER AGENT AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                        SUNSTONE INVESTOR SERVICES, LLC


                                    SERVICES


--MAINTENANCE OF SHAREHOLDER ACCOUNTS

  -  Maintain records for each shareholder account

  -  Scan account documents for electronic storage

  -  Issue customer statements

  -  Record changes to shareholder account information

  -  Maintain account documentation files for each shareholder

  -  Establish and maintain IRA accounts


--SHAREHOLDER SERVICING AND SHAREHOLDER TRANSACTIONS

  - Respond to written and telephone (recorded lines) inquiries from shareholders for information about their accounts (7:00 a.m. to 7:00 p.m. Milwaukee time)

  - Process shareholder purchase and redemption orders, including those of automatic investment and systematic withdrawal plans

  - Set up account information, including address, dividend options, taxpayer identification numbers and wire instructions

  -  Issue transaction confirmations

  -  Process transfers and exchanges

  - Process dividend payments by check, wire or ACH or purchase new shares through dividend reinvestment

  -  Shareholder tax withholding and reporting


--COMPLIANCE REPORTING AND PROXY PROCESSING

  -  Provide required reports to the Securities and Exchange Commission

  - Prepare and distribute required Internal Revenue Service forms relating to earned income and capital gains to fund and shareholders

  -  Issue tax withholding reports to the Internal Revenue Service

  -  Mail, process and tabulate proxies

--DEALER  PROCESSING

  -  Provide dealer access through NSCC's FundSERV

  - Calculate fees due under 12b-1 plans for distribution and marketing expenses


--TELEPHONE SERVICE REPRESENTATIVES ON-LINE ACCESS RESPONDING TO SHAREHOLDER OR
  DEALER INQUIRIES RELATED TO:

  -  Account registration

  -  Share balances

  -  Account options

  -  Dividend and capital gain distribution status

  -  Withholding status

  -  Transaction dates and types;

  -  Shares traded

  -  Social security number/tax ID number

  -  External account number

  -  Address

  -  Customer or account type

  -  Dealer, branch and rep information

  -  Dollars available/not available in the account

  -  Shares purchased/redeemed today

  -  Dividend accrual, current dividend period; and

  -  Market value of shares


--STANDARD REPORTS

  -  Shareholder base analysis (monthly)

  -  New account listing (weekly)

  -  Purchases, redemptions, exchanges (monthly)

  -  Servicing summary (monthly)




                                   SCHEDULE C
                                     TO THE
                            TRANSFER AGENT AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                        SUNSTONE INVESTOR SERVICES, LLC


--FEES FOR THE GARZARELLI FUNDS

  Base annual fee:

        Balanced Fund                  $2,500


     Annual shareholder account fee:       21.00 open accounts
                                            3.00 closed accounts
                                           16.00 open matrix level three
                                                  accounts (broker-dealer
                                                  accounts)
     Minimum annual fee:

        Balanced Fund                  21,000

  The fee assumes a single class of shares, implementation of a 12b-1 plan; availability of automatic investment plans and systematic withdrawal plans (using Sunstone's regular processing date); annual dividend distributions; annual capital gains distributions; and all standard reports.

  The base annual fee plus the greater of the minimum annual fee or annual shareholder account fee will be charged. In addition, all account maintenance and processing fees, out-of-pocket expenses, and additional fees apply to both Garzarelli and Northern Fund accounts.

--ONE-TIME SET-UP FEES
  (per fund family)

  NSCC FundSERV set-up                                 $2,500
  NSCC networking                                       1,500
  Northern Money Market Fund(s) (per fund)              2,500
  Fund set-up (per fund)                                2,000
  VRU set-up                                            2,000
  Remote access per location                              500


--ACCOUNT MAINTENANCE AND PROCESSING FEES
  (per occurrence)

  Omnibus account transaction                            2.50
  Transaction processing - FundSERV                       .20
  Locating lost shareholders                             8.00


--OUT-OF-POCKET EXPENSES

  Per check processing (dividend, capital
     gains, redemption)                                  .25
  Per statement and confirm processing                   .25
  Per tax form processing                                .15
  Per label printing for proxy or
     marketing purposes                                  .05
  Production of ad hoc reports                       100.00 minimum
  Bulk mailings/insert handling charge
       1 insert                                          .25
       2 - 3 inserts (per piece)                         .20
       4 - 5 inserts (per piece)                         .15
  Bank account service fees and any other
     bank charges                                    At cost
  Statement paper                                    At cost
  Envelopes                                          At cost
  Tax forms                                          At cost
  Postage and express delivery charges               At cost
  Telephone and long distance charges                At cost
  Fax charges                                        At cost
  P.O. box rental                                    At cost
  800-phone number                                   At cost
  Inventory and records storage                      At cost
  FundSERV charges                                   At cost
  Remote access ID
       First user                                     250.00
       Each additional user                           100.00
  Remote access line charges                         At cost


--CUSTOM PROGRAMMING

  Additional fees may apply for special programming to meet your servicing requirements or to create custom reports.


--ADDITIONAL FEES WHICH WILL BE PASSED ON TO SHAREHOLDERS

  Outgoing wire fee                                     Varies by bank
  Account transcripts older than 2 years
     (per year, per fund)                                         5.00
  Non-sufficient funds                                  Varies by bank
  IRA/SEP processing/403(b)
     Annual maintenance or custodial
        fee (per shareholder)                                    15.00
     Account termination (transfer or rollover)                  15.00


  Out-of-pocket expenses (e.g., travel, blue sky licenses)At cost





                                   SCHEDULE D
                                     TO THE
                            TRANSFER AGENT AGREEMENT
                                 BY AND BETWEEN
                              THE GARZARELLI FUNDS
                                      AND
                        SUNSTONE INVESTOR SERVICES, LLC

                         RECORDS MAINTAINED BY SUNSTONE

Account applications

Canceled certificates plus stock powers and supporting documents

Checks including check registers, reconciliation records, any adjustment records and tax withholding documentation

Indemnity bonds for replacement of lost or missing stock certificates and checks

Liquidation, redemption, withdrawal and transfer requests including stock powers, signature guarantees and any supporting documentation

Shareholder correspondence

Shareholder transaction records

Share transaction history of the Funds

Proxy records for shareholder meetings

Tax reports sent to shareholders and the Internal Revenue Service


*****

EXHIBIT 10

VEDDER PRICE                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 NORTH LASALLE STREET
                                        CHICAGO, ILLINOIS 60601-1003
                                        312-609-7500
                                        FACSIMILE:  312-609-5005

                                        A PARTNERSHIP INCLUDING VEDDER, PRICE,
                                        KAUFMAN & KAMMHOLZ, P.C. WITH OFFICES IN
                                        CHICAGO AND NEW YORK CITY

                                      March 14, 1997

The Garzarelli Funds
100 South Wacker Drive
Suite 2100
Chicago, Illinois 60606-4002

Board of Trustees:

     Reference is being made to the Registration Statement on Form N-1A under the Securities Act of 1933 being filed by The Garzarelli Funds (the "Trust") in connection with the proposed public offering of an indefinite number of shares of beneficial interest, no par value ("Shares"), in the Garzarelli Balanced Fund (the "Fund"), an authorized series of the Trust.

     We have acted as counsel for the Trust since its inception and in such capacity have assisted in supervising its organization and have counseled the Trust regarding subsequent legal matters.

     Based upon the foregoing, we advise you and opine that (a) the Trust is a legally organized and validly existing business trust under the laws of the State of Delaware (commonly known as a Delaware business trust) which, unless terminated as provided in its Agreement and Declaration of Trust, shall continue in existence without limitation of time; and (b) the Trust is authorized to issue an unlimited number of Shares of the Fund and upon the issue of any thereof for cash at net asset value and receipt by the Trust of the authorized consideration therefor, the Shares of the Fund so issued will be validly issued, fully paid, and nonassessable by the Trust.

     We hereby consent to the use of this opinion in connection with said Registration Statement relating to said Shares and to the listing of our name as legal counsel therein.

                            Very truly yours,

                            /s/ Vedder, Price, Kaufman & Kammholz
                            VEDDER, PRICE, KAUFMAN & KAMMHOLZ
DAS/COK:cj


*****

EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated March 12, 1997 for the Garzarelli Balanced Fund in the Registration Statement (Form N-1A) and related Prospectus of The Garzarelli Funds filed with the Securities and Exchange Commission in this Pre-Effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933 (Registration No. 333-14855) and in this Amendment No. 2 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-7877).


                                                  /s/ERNST & YOUNG LLP

Chicago, Illinois
March 21, 1997



*****



EXHIBIT 13

March 14, 1997


Board of Trustees
The Garzarelli Funds
100 South Wacker Drive
Suite 2100
Chicago, IL 60606-4002

Re:  Subscription for Shares of The Garzarelli Balanced Fund (the "Fund")

Dear Trustees:

I hereby offer to purchase from The Garzarelli Funds 10,000 shares of beneficial interest of the Fund at a price of $10.00 per share for an aggregate purchase price of $100,000 cash, all such shares to be validly issued, fully paid and non-assessable upon issuance of such shares and receipt of said payment by The Garzarelli Funds.

These shares are not being purchased with any present intent of distributing or reselling the same to the public, and will be held for investment by Elaine M. Garzarelli.

Sincerely,


Elaine M. Garzarelli

ACCEPTED AND AGREED this
14 day of March, 1997

The Garzarelli Funds



By:
------------------------------
Name:     H. Steel Bokhof, Jr.
Title:    President


*****



EXHIBIT 14

IRA DISCLOSURE STATEMENT
& CUSTODIAL AGREEMENT

(LOGO)

GARZARELLI
INVESTMENT
MANAGEMENT


DISCLOSURE STATEMENT                                  2
Power to Revoke                                       2
Legal Requirements with
Respect to Your IRA                                   2
Tax Treatment of Contributions
to Your IRA                                           3
Tax Treatment of Distributions
from Your IRA                                         3
Tax Treatment of Your IRA                             4
Limits on Contributions to Your Account               4
Spousal IRA                                           4
Simplified Employee Pension Plan                      4
Rollover                                              5
Rollover Contributions and
Tax-Free Transfers                                    5
Excess Contributions                                  6
Use of Your Account as
Security for a Loan                                   6
Prohibited Transactions                               6
Estate Taxation                                       7
Effect of Divorce                                     7
Withdrawals Prior to Age 59 1/2                       8
Minimum Distributions Required
Starting at Age 70 1/2                                8
Excise Tax for Failure to Meet
Minimum Distribution Requirements                     9
Excess Distribution Penalty                           9
Designation of a Beneficiary
or Beneficiaries                                      9
Distributions Following Death
of Grantor                                           10
Trustee to Assume Grantor is Calendar Year
Taxpayer Unless Otherwise Informed                   10
Trustee Not Legal Adviser or
Tax Counselor - Grantor Should
Consult Own Adviser                                  10
Investment of Account                                10
Financial Guarantees and Projections                 11
Trustee Not Liable                                   11
Termination of This Account                          11
Duty to File Tax Returns                             11
Internal Revenue Service Approval                    11
Additional Information                               11

CUSTODIAL AGREEMENT                                  12
Article I                                            12
Article II                                           12
Article III                                          12
Article IV                                           13
Article V                                            15
Article VI                                           15
Article VII                                          15
Article VIII                                         15
  Section 1 - Investment of Account                  15
  Section 2 - Beneficiary Designations               17
  Section 3 - Miscellaneous                          19

SCHEDULE OF FEES                                     22



DISCLOSURE
STATEMENT
----------
                                POWER TO REVOKE
For a period of seven days following the date on which you enter into an IRA or Custodial Trust Agreement with UMB Bank, n.a. (i.e. "UMB"), you have the right to revoke the Trust. To effect revocation, please write or call: The Garzarelli Funds, c/o Sunstone Investor Services, LLC, P.O. Box 674, Milwaukee, WI 53201-0674 or 1-800-378-1405. If you wish to contact the Fund via an overnight delivery, send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. In the event notice is mailed, the postmark date (or date of certification or registration, if sent by certified or registered mail) will be deemed the date of delivery, provided that normal mailing procedures are followed. If you revoke your account, you are entitled to a return of the entire amount deposited to your account without reduction for any fees, expenses or commissions and without any adjustment for any investment gain or loss.

                  LEGAL REQUIREMENTS WITH RESPECT TO YOUR IRA
  Current tax law requires that your trust agreement be in writing and that it contain the following provisions.

1. All contributions must be in the form of cash and cannot be in excess of the lesser of your compensation or $2,000 per year, unless the contribution is a rollover contribution as defined in the Internal Revenue Code. Employer contributions to a Simplified Employee Pension (SEP) plan may exceed the limitations applicable to individuals.

2. The Trustee must be a bank such as UMB, or other institution (or person) that has satisfied the Secretary of the Treasury that it is able to administer your account in accordance with tax laws.

3. None of the funds of your account may be invested in life insurance contracts.

4. Your interest in the balance of the account cannot be forfeited.
5. With the exception of investments in a common trust fund or common investment fund such as a mutual fund, none of your account assets may be commingled.

6. Distribution of your interest in the account must begin no later than the April 1 next following the year in which you attain age 70 1/2. Any balance in the account at that time must be distributed to you in a lump sum or commence to be paid in a series of payments which do not exceed your life (or life expectancy) or the joint lives (or joint and survivor life expectancies) of yourself and your designated beneficiary. However, annual distributions from your account may exceed the minimum amounts required under these rules. If you should die prior to receiving the entire account, the balance must be distributed to your beneficiary in accordance with Treasury Department regulations (unless the beneficiary is your spouse and elects to treat the account as his or her own IRA).

                   TAX TREATMENT OF CONTRIBUTIONS TO YOUR IRA
Without regard to qualifying rollover contributions or to contributions made by your employer to a SEP plan under present tax law you are permitted to make an annual contribution to your account in any amount up to the lesser of your compensation or $2,000. Such annual contributions may be made anytime during the year (and up to your tax return due date for the taxable year, not including extensions). If you are not covered by an employer-sponsored retirement plan (e.g., a profit-sharing plan, ESOP, 401(k) plan, pension plan, SEP plan, etc.) and (if you file a joint return) your spouse is not covered by such a plan, you may deduct your full contribution. If you or your spouse (if a joint return is filed) are covered by such a plan you may still be entitled to deduct either all or a portion of your contribution, depending upon the amount of your Adjusted Gross Income ("AGI"). If you are married and filing a joint return you may deduct the full contribution if your AGI is under $40,000. If you are single the full deduction is available if your AGI is under $25,000. No deduction at all is available if you are married (if a joint return is filed) and your AGI is $50,000 or more or if you are unmarried and your AGI is $35,000 or more. (Special rules apply if you are married but you and your spouse are filing separate returns.) If your AGI is above the amount where a full deduction applies but less than the amount where no deduction is available a partial deduction can be taken. The amount of the partial deduction can be approximately determined by taking 20% of the difference between your AGI and the applicable dollar amount ($25,000 if single; $40,000 if married) and subtracting the result from $2,000. For example, assume an unmarried individual has AGI of $30,000 and contributes $2,000 to his IRA. 20% of the difference between his AGI ($30,000) and the applicable dollar amount ($25,000) is $1,000. $1,000 subtracted from $2,000 is $1,000. Therefore, he is entitled to deduct $1,000 of his $2,000 contribution. He may, of course, limit his contribution to the amount deductible if he wishes to do so. Even if your contribution is only partially deductible - or not deductible at all - there is still a tax advantage for making it. As long as contributions remain in your IRA they may grow and increase in value without the braking effect of current taxation of earnings.

                  TAX TREATMENT OF DISTRIBUTIONS FROM YOUR IRA
Amounts distributed to you from the account (except for refunds of certain excess contributions and non-deductible contributions which are discussed below) will be taxable as ordinary income in the year received. The benefits of capital gain treatment and 5-year and 10-year forward averaging (now being phased out) which may apply to distributions from your employer's qualified plan, are not available with respect to distributions from your account. Distributions of non-deductible contributions are not taxable. If you have made non-deductible contributions to an IRA, then distributions from the IRA will be excluded from tax in the proportion that all non-deductible contributions to your IRAs bear to the aggregate balances of all your IRAs at the end of the year of distribution. All distributions are subject to federal income tax withholding requirements unless the recipient elects not to have withholding apply by written notice to the Trustee at the time such distribution is requested.

                           TAX TREATMENT OF YOUR IRA
The funds in your IRA are not subject to income tax until distributed to you. The earnings accumulate on a tax-deferred basis to compound the growth of your account.

                    LIMITS ON CONTRIBUTIONS TO YOUR ACCOUNT
Except in the case of a rollover contribution, during any year the maximum contribution you can make is $2,000 or 100% of your compensation, whichever is less. For purposes of determining the amount of your contributions, "compensation" means wages, commissions, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services. Alimony is also treated as compensation which you may contribute to your IRA. No con-tributions can be made in the year that you attain age 70 1/2 or subsequent years.

                                  SPOUSAL IRA
If your spouse is employed, he or she can establish his or her own IRA subject to the same rules as are applicable to your IRA. If you file a joint return with a spouse who either has no compensation for the taxable year or elects to be treated as having none, the maximum contribution amount is the lesser of $4,000 or 100% of the total compensation of you and your spouse for the year. In such case the amount contributed can be divided between your IRA and the spousal IRA in any manner you desire, provided that no more than $2,000 can be contributed to either IRA. No contributions may be made to a spousal IRA during or after the year in which he or she reaches age 70 1/2. However, if you are ineligible to make contributions to your own IRA because of age, you may (if you have sufficient compensation) nevertheless make contributions of up to $2,000 to an IRA for your non-earning spouse if he or she has not reached age 70 1/2.

                        SIMPLIFIED EMPLOYEE PENSION PLAN
An IRA may also be used in connection with a SEP plan established by your employer (or by you if you are self-employed). Under a SEP plan, your employer may make a contribution to your IRA and the IRA of each other eligible employee, of up to 15% of compensation (limited to $160,000 for 1997 and adjusted periodically for inflation) or $30,000, whichever is less. It is your responsibility and that of your employer to see that contributions are made under and in accordance with a valid SEP plan.

                                    ROLLOVER
If your account represents a rollover from a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code, you should not make non-rollover additional contributions to the same account if you desire to preserve its eligibility for future rollover to another qualified plan. Similarly, if your account represents a rollover from a Section 403(b) annuity or custodial account, you should not make non-rollover additional contributions to the same account if you desire to preserve its eligibility for future rollover to another Section 403(b) annuity or custodial account. A rollover IRA is eligible to accept future rollover contributions. In addition, you may establish another IRA to which non-rollover annual cash contributions may be made.

                 ROLLOVER CONTRIBUTIONS AND TAX-FREE TRANSFERS
A rollover contribution is a contribution to your IRA of cash and/or property other than cash which you received as a distribution from another IRA or as a qualified distribution from a Section 403(b) annuity, or a qualified employer-sponsored retirement plan, such as a profit-sharing plan, 401(k) plan, an ESOP, etc. In the case of a tax-free transfer, the transfer is made directly between the fiduciaries, that is the trustees, custodians, etc. of the IRAs and/or the qualified plan, as the case may be. If you receive a distribution from another IRA you may make a tax-free rollover contribution of all or part of the assets you receive to your UMB IRA, provided that you complete the rollover within 60 days of the date you receive the distribution. You may make only one such rollover during any 12-month period. A direct transfer from the trustee or custodian of another IRA to your UMB IRA may be made without regard to the 12-month limitation applicable to IRA rollovers.

If you receive a distribution from your employer's qualified retirement plan, or a Section 403(b) annuity, you may be eligible to make a rollover contribution to your UMB IRA of all or part of the distribution, less the amount of any non-deductible contributions to the plan. Most distributions, with the notable exception of installments paid over a ten or more year period, are eligible for rollover. The rollover contribution must be made within 60 days of the date you receive the distribution. If the distribution included property other than cash, the property itself (or the proceeds from its sale) must be included in the rollover contribution to the extent possible, before any cash received in the distribution may be included.

In order to avoid 20% federal income tax withholding on the amount distributed from the qualified retirement plan or Section 403(b) annuity, you should direct that the distribution be transferred to your UMB IRA in a "direct rollover." You should receive information about the "direct rollover" option from your plan administrator prior to distribution of your account.

You may not roll over any minimum distribution amounts you are required to receive after age 70 1/2.

                              EXCESS CONTRIBUTIONS
An excess contribution is any contribution amount which exceeds your contribution limit, excluding rollover and direct transfer amounts and SEP contributions. In addition, any contributions that are made to an IRA for the year in which the IRA owner reaches age 70 1/2, or for any later year, are considered excess contributions. If excess contributions are made to your account in any year and the excess (including income attributed to that excess) is withdrawn prior to the due date for your tax return for that year (including extensions), no excise tax will be imposed on the amount contributed. Income attributed to such excess contributions refunded is taxable, and may be subject to a 10% additional excise tax.

If the withdrawal of excess contributions occurs after the due date for your tax return (including extensions), a 6% cumulative excise tax will be imposed on the excess. A further 10% additional excise tax will be imposed upon the withdrawn excess amount if a deduction was allowed for the excess contribution and the total contributions for the year exceeded the maximum deductible amount, unless you have reached age 59 1/2 or are disabled by the time of the withdrawal. If excess contributions have been made, you can correct the situation by reducing your contributions in subsequent years. Excess contributions left in the account and applied to a later tax year's contributions are still subject to the 6% excise tax and will continue to remain so until the excess has been corrected.

                   USE OF YOUR ACCOUNT AS SECURITY FOR A LOAN
You may not pledge any part of your account as security for a loan. If you use all or any part of your account as security for a loan, the portion used for that purpose is treated as though it were distributed to you and you must include that amount in your gross income for the year in which that transaction takes place. If the pledge occurs prior to your attaining age 59 1/2, an additional excise tax equal to 10% of the amount included in your taxable income may be added to your tax liability.

                            PROHIBITED TRANSACTIONS
Tax laws also prohibit certain other transactions between a "Disqualified Person" and your account. A "Disqualified Person" includes UMB, you, a beneficiary of your account, members of your family or of a beneficiary's family or any business or trust in which a controlling interest is held by any of these individuals. The prohibited transactions are as follows:

1. sale, exchange or leasing of property between your account and a Disqualified Person;

2. lending of money or other extension of credit between your account and a Disqualified Person;

3. furnishing of goods, services or facilities between your account and a Disqualified Person;

4. transfer to or use by or for the benefit of a Disqualified Person of the income or assets of your account;

5. any act by a Disqualified Person who is a fiduciary whereby he or she deals with the income or assets of your account in his or her own interest or for his or her own account; or

6. receipt of any consideration for his or her own personal account by any Disqualified Person who is a fiduciary from any party dealing with your account in connection with a transaction involving the income or assets of the account.

If either you or your beneficiary engages in a prohibited transaction, your IRA will lose its tax exemption, and its full value will be added to your other taxable income for the year in which the transaction takes place. If any of these transactions occur prior to your attaining age 59 1/2, you may also be subject to the 10% excise tax on early distributions.

                                ESTATE TAXATION
If there is a balance in your account at the time of your death, that balance will be included in your estate for federal estate tax purposes. Your estate will have to pay an additional 15% federal estate tax on any excess retirement accumulation at your death. An excess retirement accumulation exists if, at the time of your death, the value of all your interests in qualified plans, tax-sheltered annuities and IRAs exceeds the present value of an annuity with annual payments of $160,000 (for 1997 and adjusted periodically for inflation) payable over your life expectancy immediately before your death. An exception to the excess retirement accumulations tax may apply if your spouse is the designated beneficiary. Please consult your tax adviser.

                               EFFECT OF DIVORCE
The general rule is that the Grantor will be liable for income tax and any penalties on any amount distributed from his or her IRA to meet the obligation specified in a divorce decree. The transfer may be structured so as to avoid taxation to the Grantor if the requirements of Code Section 408(d)(6) are met. Those requirements are:

1. a written court order clearly specifying the amount to be transferred into an IRA of the spouse or former spouse, and

2. (a)a direct transfer of the funds to the IRA of the spouse or former spouse;

   (b)changing the name on the IRA from your name to the name of your spouse or former spouse; or

   (c)moving a rollover of IRA assets from your IRA to your spouse or former spouse.

                        WITHDRAWALS PRIOR TO AGE 59 1/2
You may make withdrawals from your IRA at any time. However, amounts withdrawn (except for the return of non-deductible contributions) are includible in your taxable income for the year of withdrawal. If you have not yet reached age 59 1/2 when a withdrawal is made, a 10% additional excise tax may be payable on the amount withdrawn. After age 59 1/2 you may make such withdrawals as you wish, free of any excise tax. Until you reach age 70 1/2 you are not required to make a withdrawal. A withdrawal from your IRA before you reach age 59 1/2 will not be subject to the excise tax if it is made on account of your permanent and total disability, death, a qualifying rollover, a direct transfer, the timely withdrawal of an excess contribution, to pay for medical expenses incurred by you, your spouse or your dependent to the extent that the medical expenses exceed 7.5% of your adjusted gross income, in certain situations, to pay for medical insurance premiums if you are unemployed, or if the distribution is a part of a series of substantially equal periodic payments (at least annually) made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

             MINIMUM DISTRIBUTIONS REQUIRED STARTING AT AGE 70 1/2
You must begin withdrawals from your IRA by April 1 of the year following the year in which you reach age 70 1/2. With respect to the year during which age 70 1/2 is reached and each subsequent year you must withdraw at least an amount sufficient to cause the entire balance of your IRA to be distributed over your remaining life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary, determined by actuarial tables. If you elect to receive your first required distribution between January 1 and April 1 following the year in which you reach age 70 1/2, you must receive a second required distribution prior to the end of that year.

You may choose (within the limits set forth in the IRS distribution rules) how you want your required minimum distributions structured. You must make your payment election no later than April 1 following your 70 1/2 year. If you do not make an election by that date, we will determine your required minimum distribution each year based on your single life expectancy (if a beneficiary is not named) or joint life expectancies (if there is a designated beneficiary) - and pay those distributions to you. For this purpose, all life expectancies, except that of a non-spouse beneficiary, will be recalculated.

If you name someone other than your spouse as your beneficiary, and your beneficiary is more than ten years younger than you, your required minimum distributions must satisfy the Minimum Distribution Incidental Benefit rule (which calculates your distributions as if your beneficiary were exactly ten years younger than you).

        EXCISE TAX FOR FAILURE TO MEET MINIMUM DISTRIBUTION REQUIREMENTS
If the amount distributed to you with respect to any year in which you are at least age 70 1/2 is less than the minimum required distribution, an excise tax of 50% of the difference between the actual distribution and the minimum required distribution will be imposed.

                          EXCESS DISTRIBUTION PENALTY
You will be taxed an additional 15% on any amount received and included in your income during a calendar year from qualified retirement plans, tax-sheltered annuities and IRAs which exceeds $160,000 (for 1997 and adjusted periodically for inflation). Certain exceptions may apply. Consult your tax adviser if you receive an excess distribution. This tax is suspended for distributions in 1997, 1998 and 1999.

                 DESIGNATION OF A BENEFICIARY OR BENEFICIARIES
You have the right to designate one or more beneficiaries to whom your account, or any undistributed portion thereof, is to be paid in the event of your death. You may also at any time revoke a prior beneficiary designation and, if desired, designate different individuals as beneficiaries.

You may designate your beneficiary(ies) on the IRA Application, or in a form acceptable to the Trustee, by writing to: The Garzarelli Funds, c/o Sunstone Investor Services, LLC, P.O. Box 674, Milwaukee, WI 53201-0674. If you wish to contact the Fund via an overnight delivery, sent it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

In the absence of a valid beneficiary designation, the Trustee will make distribution of any death benefit to your surviving legal spouse; but, if none, then to your surviving natural and adoptive children in equal shares, but if none, then to your personal representative. Notwithstanding the foregoing sentence, the Trustee may, in any case where reasonable doubt exists as to the proper course of action, request instructions from a court of competent jurisdiction. All costs and expenses (including time expended by the Trustee) in such cases will be charged against your account.

                    DISTRIBUTIONS FOLLOWING DEATH OF GRANTOR
As a general rule, the entire balance of the IRA must be distributed to beneficiaries by December 31 of the year in which the 5th anniversary of the Grantor's death falls. If this rule is violated, a penalty tax equal to 50% of the undistributed balance will be imposed. There are three exceptions to the general rule: (1) if the Grantor's designated beneficiary is the surviving spouse of the Grantor, such spouse may elect to treat the Grantor's IRA as his or her own IRA (in that case the five-year limitation will not apply); (2) where installment payments have commenced over the life expectancies of the Grantor and designated beneficiary before the Grantor's death then payments will continue to the surviving beneficiary at a rate at least as rapidly as in effect at the time of the Grantor's death, and the five-year limitation does not apply, (in such case, the surviving beneficiary has the same right to designate beneficiaries as the Grantor had while living, the five-year limitation will apply to distributions to any such second-level beneficiaries); (3) if the Grantor dies before his or her required beginning date, and the designated beneficiary elects that the account balance be distributed in substantially equal payments over his or her life expectancy, the beneficiary must make this election and commence distributions by December 31 of the year following the year of the Grantor's death (distributions need not commence for a surviving spouse beneficiary until December 31 of the year the Grantor would have attained age 70 1/2).

              TRUSTEE TO ASSUME GRANTOR IS CALENDAR YEAR TAXPAYER
                           UNLESS OTHERWISE INFORMED
Unless and until specifically notified that you make your federal income tax returns on another basis, the Trustee will assume for all purposes, including the preparation and furnishing of accounting statements, reports, etc., that such tax returns are made on the basis of calendar years.

              TRUSTEE NOT LEGAL ADVISER OR TAX COUNSELOR - GRANTOR
                           SHOULD CONSULT OWN ADVISER
UMB expressly disclaims any right, duty, authority or responsibility to furnish legal or tax advice respecting any matter or matters concerning or relating to your account including present or future federal income tax consequences to you or others which may arise or result from the establishment or maintenance of your account, the selection of payment options, beneficiaries and any other matter whatsoever. You are advised and encouraged to consult with professional counsel of your own selection respecting all such matters.

                             INVESTMENT OF ACCOUNT
Your account may be invested only in accordance with your direction in Garzarelli Funds or any other mutual fund designated by Garzarelli Funds as a permissible investment alternative. None of the funds held in your account may be used to purchase life insurance.

                      FINANCIAL GUARANTEES AND PROJECTIONS
The value of your account at any point in time will, of course, depend upon the then current market value of the investments, retained investment earnings, if any, etc. No guarantees or projections of any nature concerning earnings rates or future security values are made.

                               TRUSTEE NOT LIABLE
The Trustee has no responsibility or liability for any losses or expenses relating to any investment or to the sale or exchange of any asset of your account.

                          TERMINATION OF THIS ACCOUNT
The Trustee may resign at any time upon 60 days' notice in writing to you, and may be removed by you at any time upon 60 days' written notice. In either such event you must appoint a qualified successor trustee or qualified custodian to whom the Trustee, upon receipt of written acceptance of the appointment, shall transfer the assets (less any amounts deemed necessary for payment of fees, costs or expenses) and records of your account.

                            DUTY TO FILE TAX RETURNS
In any year in which you incur liability for a penalty tax by reason of making excess contributions, by making early withdrawals (premature distributions), or by failure to withdraw the minimum amount from your account, you are obligated to file Internal Revenue Service Form 5329 "Return for Individual Retirement Arrangement Taxes" with your Form 1040 at the time it is filed. Deductible contributions in any year are reported on your Form 1040. Non-deductible contributions must be reported on Form 8606.

                       INTERNAL REVENUE SERVICE APPROVAL
The Individual Retirement Trust Agreement is comprised of eight articles. The first seven articles constitute Internal Revenue Service Form 5305 (REV. OCTOBER, 1992) "Individual Retirement Trust Account." Under Treasury
Department regulations prototype trusts which use the provisions of this Form are considered to meet the requirements of the Internal Revenue Code. The addition of Article VIII by UMB does not negate the approval status of the prototype. The Individual Retirement Trust Agreement, on IRS Form 5305, has been approved as to form by the Internal Revenue Service. However, in approving the form, the IRS does not consider the investment merits of the program.

                             ADDITIONAL INFORMATION
Additional information about individual retirement accounts is contained in IRS Publication 590, which can be obtained from the office of the District Director of Internal Revenue.


CUSTODIAL
AGREEMENT
---------
This Agreement is made between UMB Bank, n.a., as trustee or its successor (hereinafter referred to as "Trustee") and the individual whose name appears on the IRA Application or other Adoption Agreement (hereinafter referred to as "Grantor"). If the Grantor has previously adopted this Individual Retirement Trust Account ("IRA") in any earlier form, by signature to the IRA Appli-cation, he or she adopts the amended IRA in the form as hereby restated.
The Grantor is establishing (or adopting an amendment to) an individual retirement account (under Section 408(a) of the Internal Revenue Code) to provide for his or her retirement, and for the support of his or her beneficiaries after death. The Trustee has given the Grantor the disclosure statement required under the Income Tax Regulations under Section 408(i) of the Code. Unless this Agreement is adopted for an existing IRA, the Grantor has made an initial cash contribution to the IRA concurrently with the execution of the IRA Application or other Adoption Agreement. The Grantor and Trustee make the following agreement:

                                   ARTICLE I
The Trustee may accept additional cash contributions on behalf of the Grantor for a tax year of the Grantor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in Section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code or an employer contribution to a Simplified Employee Pension plan as described in Section 408(k). Rollover contributions before January 1, 1993 include rollovers described in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code or an
employer contribution to a Simplified Employee Pension plan as described in
Section 408(k).

                                   ARTICLE II
The Grantor's interest in the balance of the trust account is nonforfeitable.

                                  ARTICLE III
1. No part of the trust funds may be invested in life insurance contracts; nor may the assets of the trust account be commingled with other property except in a common trust fund or a common investment fund (within the meaning of Section 408(a)(5) of the Code).

2. No part of the trust funds may be invested in collectibles (within the meaning of Section 408(m) of the Code), except as otherwise permitted by Section 408(m)(3) which provides an exception for certain gold and silver coins issued under the laws of any state or the U.S. government.

                                   ARTICLE IV
1. Notwithstanding any provision of this agreement to the contrary, the distribution of the Grantor's interest in the trust account shall be made in accordance with the following requirements and shall otherwise comply with
Section 408(a)(6) and Proposed Regulations Section 1.408-8, including the incidental death benefit provisions of Proposed Regulations Section 1.401(a)(9)- 2, the provisions of which are incorporated by reference.

2. Unless otherwise elected by the time distributions are required to begin to the Grantor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Grantor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated.

3. The Grantor's entire interest in the trust account must be, or begin to be, distributed by the Grantor's required beginning date, the April 1 following the calendar year in which the Grantor reaches age 70 1/2. By that date, the Grantor may elect, in a manner acceptable to the Trustee, to have the balance in the trust account distributed in:

   (a) a single sum payment.

   (b) an annuity contract that provides equal or substantially equal monthly, quarterly or annual payments over the life of the Grantor.

   (c) an annuity contract that provides equal or substantially equal monthly, quarterly or annual payments over the joint and last survivor lives of the Grantor and his or her designated beneficiary.

   (d) equal or substantially equal annual payments over a specified period that may not be longer than the Grantor's life expectancy.

   (e) equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Grantor and his or her designated beneficiary.

4. If the Grantor dies before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:

   (a) If the Grantor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.

   (b) If the Grantor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Grantor, or if the Grantor has not so elected, at the election of the beneficiary or beneficiaries, either:

       (i) be distributed by December 31 of the year containing the fifth anniversary of the Grantor's death, or

       (ii) be distributed in equal or substantially equal payments over the life expectancy of the designated beneficiary or beneficiaries starting by December 31 of the year following the year of the Grantor's death. If, however, the beneficiary is the Grantor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Grantor would have turned age 70 1/2.

   (c) Except where distribution in the form of an annuity meeting the requirements of Section 408(b)(3) and its related regulations has irrevocably commenced, distributions are treated as having begun on the Grantor's required beginning date, even though payments may actually have been made before that date.

   (d) If the Grantor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

5. In the case of distribution over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment of each year, divide the Grantor's entire interest in the trust as of the close of business on December 31 of the preceding year by the life expectancy of the Grantor (or the joint life and last survivor expectancy of the Grantor and the Grantor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Grantor and designated beneficiary as of their birthdays in the year the Grantor reaches age 70 1/2. In the case of distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.

6. The owner of two or more individual retirement accounts may use the "alternate method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement of another.

                                   ARTICLE V
1. The Grantor agrees to provide the Trustee with information necessary for the Trustee to prepare any reports required under Section 408(i) of the Code and Regulations Sections 1.408-5 and 1.408-6.

2. The Trustee agrees to submit reports to the Internal Revenue Service and the Grantor as prescribed by the Internal Revenue Service.

                                   ARTICLE VI
Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with Section 408(a) of the Code and related regulations will be invalid.

                                  ARTICLE VII
This agreement will be amended, from time to time, to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

                                  ARTICLE VIII
                       SECTION 1 - INVESTMENT OF ACCOUNT
1. The Grantor has the sole authority and discretion, fully and completely, to select and to direct the investment of all assets in the trust account, but only in Garzarelli Funds portfolios or any other mutual fund designated by Garzarelli Funds as a permissible investment alternative.

2. Subject to the right and duty of the Grantor to direct the investments of his or her trust account, the Trustee shall have full authority and power:

   (a) to invest and reinvest the trust account in such Mutual Funds as described in paragraph 1 of this article;

   (b) to sell, assign, exchange, convey or otherwise transfer any part or all of the securities or other property of the trust account, upon such terms and conditions as the Grantor shall direct, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or inquire into the validity, expediency or propriety of such transaction;

   (c) to sue or defend any suit or legal proceeding by or against the trust account and to compromise, settle, submit to arbitration or adjust any suit or legal proceeding, claim, debt, damage or undertaking due or owing from or to the trust account but the Trustee shall not be obligated to take any action which would subject it to expense or liability unless it be first indemnified in an amount and manner satisfactory to it or be furnished with funds sufficient, in its sole judgment, to cover the same;

   (d) to acquire and hold any securities or other property of the trust account without disclosing its fiduciary capacity, or in the name of any other person, with or without a power of attorney for transfer thereto attached;

   (e) to employ attorneys, accountants and others as it may deem advisable for the best interest of the trust account, and to pay their reasonable expenses and compensation out of the trust account;

   (f) to make, execute and deliver, as Trustee, any and all instruments in writing necessary or proper for the effective exercise of any of the Trustee's powers as stated herein or otherwise necessary to accomplish the purpose of the trust account.

3. The following shall constitute charges upon the trust account and shall be paid by the Trustee out of the trust account unless, and to the extent, paid by the Grantor:

   (a) all taxes of whatever kind or character that may be imposed, levied or assessed under existing or future laws upon or in respect of the trust account, or upon the Trustee in its capacity as such, or upon the assets or income of the trust account;

   (b) all expenses incurred by the Trustee in the performance of its duties hereunder, including the fees of attorneys, accountants and other persons engaged by the Trustee for services in connection with the trust account; and

   (c) the fees and other compensation of the Trustee for its services hereunder in the amounts agreed upon from time to time by the Grantor and Trustee.

4. The Grantor shall not borrow any money from the trust account nor pledge any part thereof as security for a loan. Furthermore, neither the Grantor nor the Trustee shall engage, either directly or indirectly, in any of the following transactions:

   (a) the sale or exchange, or leasing, of any property between the trust account and a Disqualified Person;

   (b) the lending of money or other extension of credit between the trust account and a Disqualified Person;

   (c) the furnishing of goods, services or facilities between the trust account and a Disqualified Person;

   (d) the transfer to, or use by or for the benefit of, a Disqualified Person of the income or assets of the Trust Account;

   (e) an act by a Disqualified Person who is a fiduciary whereby he or she deals with the income or assets of the trust account in his or her own interest or for his or her own account; or

   (f) receipt of any consideration for his or her own personal account by any Disqualified Person who is a fiduciary from any party dealing with the trust account in connection with a transaction involving the income or assets of the trust account.

For purposes of this paragraph, "Disqualified Person" shall have the meaning ascribed to that term under Section 4975(e)(2) of the Code.

                      SECTION 2 - BENEFICIARY DESIGNATIONS
1. At any time and from time to time the Grantor shall have the right to designate one or more beneficiaries to whom distribution of his or her trust account, or the previously undistributed portion thereof, shall be made in the event of his or her death prior to the complete distribution of his or her trust account. This right shall extend to the Grantor's surviving spouse in the event he or she dies while receiving distributions under the provisions of Sections 3(e) or 4(b) of Article IV. Any such beneficiary designation shall be deemed legally valid only when submitted fully complete, duly executed and on a form provided by or acceptable to the Trustee. Subject to the foregoing sentence, any such beneficiary designation shall be effective upon receipt by the Trustee. Any such beneficiary designation may be revoked by the Grantor at any time, and shall be automatically revoked upon receipt by the Trustee of a subsequent beneficiary designation or beneficiary designations in valid form bearing a later execution date.

2. In the absence of a valid beneficiary designation on file with the Trustee at the time of the Grantor's death, the Trustee shall, upon receipt of notice of the death of the Grantor supported by a certified copy of the death certificate or other appropriate evidence of the fact of death satisfactory to the Trustee, make distribution of the Grantor's trust account to the beneficiary or beneficiaries of the Grantor in the following order of preference:

   (a) to the Grantor's legal spouse; but if no such legal spouse shall survive the Grantor, then to

   (b) the surviving natural and adoptive children of the Grantor in equal shares per capita and not per stirpes; but if there shall be no such surviving child or children then to

   (c) the personal representative of the Grantor, provided, however, that the Trustee shall have no duty, obligation or responsibility to make any inquiry or conduct any investigation concerning the identification, address or legal status of any individual or individuals alleging the status of beneficiary (designated or otherwise) nor to make inquiry or investigation concerning the possible existence of any beneficiary not reported to the Trustee within a reasonable period after the notification of the Grantor's death (or that of his or her surviving spouse) and previous to the distribution of the trust account. The Trustee may conclusively rely upon the veracity and accuracy of all matters reported to it by any source ordinarily presumed to be knowledgeable respecting the matters so reported. With respect to any distribution made by reason of the death of the Grantor (or his or her surviving spouse) the Trustee shall have no higher duty than the exercise of good faith, shall incur no liability by reason of any action taken in reliance upon erroneous, inaccurate or fraudulent information reported by any source assumed to be reliable, or by reason of incomplete information in its possession at the time of such distribution. Upon full and complete distribution of the trust account pursuant to the provisions of this Section, the Trustee shall be fully and forever discharged from all liability respecting such trust account.

3. Any distribution pursuant to the provisions of this Section may be made in cash or in kind or partly in both, at the sole discretion of the Trustee, and shall be made within 30 days following receipt by the Trustee of information deemed by it sufficient upon which to base such distribution; provided, however, that the Trustee shall incur no liability respecting fluctuations in the value of the trust account in the event of a delay occasioned by Trustee's good faith decision to await additional evidence or information bearing on the beneficiary or beneficiaries.

4. Whenever any distribution hereunder is payable to a minor or to a person known by the Trustee to be under a legal disability, the Trustee in its absolute discretion may make all or any part of such distribution to (a) a legal guardian or conservator for such person, (b) a custodian under the Uniform Transfers or Gift to Minors Act, (c) a parent of such person, or (d) such person directly.

5. Anything to the contrary herein notwithstanding, in the event of reasonable doubt respecting the proper course of action to be taken, the Trustee may in its sole and absolute discretion resolve such doubt by judicial determination which shall be binding on all parties claiming any interest in the trust account. In such event all court costs, legal expenses, reasonable compensation for the time expended by the Trustee in the performance of its duties and other appropriate and pertinent expenses and costs, shall be collected by the Trustee from the trust account.

                           SECTION 3 - MISCELLANEOUS
1. The Trustee may make further amendments to this Agreement, in order to make said Agreement acceptable in form to the Secretary of the Treasury and the Secretary of Labor, or for any other purpose. Any such amendments shall be effective without the signature of the Grantor to a new Adoption Agreement or IRA Application and shall, if for the purpose of initially qualifying the trust account pursuant to the Code, be retroactively effective to the date of the captioned Agreement. The Trustee will mail a copy of any such amendment to the Grantor.

2. The Trustee shall deliver, or cause to be executed and delivered, to the Grantor all proxies, prospectuses and notices pertaining to securities held in the account. The Trustee shall not vote any such securities except pursuant to written instructions from the Grantor. Any notice sent from the Trustee to the Grantor shall be effective, if sent by mail to the Grantor's last address of record.

3. The Trustee, within 30 days after the close of each calendar year, shall provide the Grantor a record of activity in the trust account during such year, including the date and the dollar amount of contributions, any earnings on such contributions, the date and dollar amount of any distributions, a beginning balance and an ending balance. The Trustee may meet its recordkeeping and reporting requirements by adopting the records of any investment facility permitted by this Agreement, and it may delegate ministerial duties of keeping such records to such facilities or their managers.

4. Confirmation of transactions and records or statements of activity in the Grantor's account shall be conclusive if the Grantor does not object within ten days after mailing to the Grantor. In such case, the Trustee and its officers and employees shall be forever released and discharged from any liability with respect to any claim arising out of any action or omission reflected on such confirmation or record.

5. The Trustee does not guarantee the trust account from loss or depreciation. The liability of the Trustee to make any payment from the trust account at any time is limited to the then available assets of the trust account.

6. Subject to the limitations contained in paragraph 1 of Section 1 of this
Article VIII, the Grantor shall have the sole power, right and duty to direct the Trustee from time to time with respect to the investment and reinvestment of the assets of the trust account. The Trustee shall comply promptly with all such directions, providing such directions are clearly stated in writing executed by the Grantor, and in form acceptable to the Trustee. The Trustee shall not have any duty to inquire into the propriety of any such direction nor into its effect upon the trust account or the beneficiary or beneficiaries thereof, nor to apply to a court for instructions notwithstanding the fact that the Trustee has, or with reasonable inquiry should have, actual or constructive notice that any action taken or omitted pursuant to, or as a result of, the exercise of such directive power constitutes, or may constitute, a breach of the terms of the trust account or a violation of any law applicable to the investment of the funds held hereunder. Any such direction so given the Trustee shall be deemed to be continuing until revoked or modified by a subsequent direction in writing, notwithstanding the occurrence of any event or other development of which the Trustee has or should have knowledge. The Trustee shall not be liable or responsible for any loss resulting to the trust account or to any present or future beneficiary thereof by reason of:

       (a) any sale or investment made or other action taken pursuant to and in accordance with the direction of the Grantor; or

       (b) the retention of any asset, including cash, the acquisition or retention of which has been directed by the Grantor.

 7. This Agreement shall be binding upon all persons entitled to benefits under the trust account, their respective heirs and legal representative, and upon the Trustee and its successors.

 8. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Agreement dictates, the plural shall be read as the singular and the singular as the plural.

 9. As the context requires, the term "Grantor" shall be deemed to include any beneficiary of this Account following the death of the Grantor.

10. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Missouri except to the extent federal statutes supersede Missouri law. To the extent permitted by law, none of the creditors of the Grantor or any beneficiary shall have any power to execute any levy, lien, assignment, garnishment, alienation, attachment or other voluntary or involuntary transfer on any of the assets of the IRA; and all sums payable to the Grantor or any beneficiary shall be free and clear of all liabilities for debts, levies, attachments and proceedings of any kind, at law or in equity.

11. The Trustee shall receive reasonable annual compensation as may be agreed upon from time to time between the Grantor and Trustee. The Trustee shall pay all expenses reasonably incurred by it in its administration from the trust account unless the Grantor pays the expenses.

12. The Trustee may resign at any time for any reason, including but not limited to, the determination in the Trustee's sole discretion that the account cannot be managed on a profitable basis, upon 60 days' notice in writing to the Grantor. Garzarelli Funds may remove the Trustee upon 60 days' notice in writing to the Trustee. Such notice must include the designation of a successor Trustee. Upon such resignation or removal, the Grantor delegates to Garzarelli Funds the authority to appoint a successor Trustee or Custodian under this agreement, which successor shall be a bank or other qualified person as required by the Internal Revenue Code so as to permit the trust account to continue as qualified under the Internal Revenue Code. Upon receipt by the Trustee of written acceptance of such appointment by the successor Trustee, the Trustee shall transfer and pay over to such successor Trustee the assets of the trust account and all records pertaining thereto. The Trustee is authorized, however, to retain from the assets of the trust account such amounts as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the trust account or on or against the Trustee, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor Trustee. The successor Trustee shall hold the assets paid over to it under terms similar to those of this Agreement that qualify under the Internal Revenue Code. If, within 60 days after the Trustee's resignation or removal, a successor Trustee has not been appointed, which has accepted such appointment, the Trustee may pay the Grantor's interest to the Grantor.

13. The Trustee shall not be responsible for determining the permissible amount of contributions to the account, or for the amount or timing of distributions from the account, or for any other actions taken at the request of the Grantor. The Grantor shall indemnify and hold the Trustee harmless from any and all liability, claims and expenses arising from any actions taken at the Grantor's request or in connection with this Agreement, except for any liability, claims, or expenses caused by the negligence of the Trustee.

14. The Grantor agrees to pay to the Trustee fees for services performed under this Agreement in an amount specified from time to time by the Trustee. Such fees may include, but are not limited to, a fee to establish the Custodial Account and the annual maintenance fee. The Trustee shall have the right to change such fees at any time without prior written notice to the Grantor. As soon as practicable after any change in fees, the Trustee shall make available to the Grantor a new fee schedule. All fees may be billed to the Grantor or deducted from the Custodial Account, at the discretion of the Grantor. The Trustee shall also be entitled to reimbursement for all reasonable and necessary costs, expenses and disbursements incurred by it in the performance of services. Such fees and reimbursement shall be paid from the Account if not paid directly by the Grantor and shall constitute a lien upon the Account until paid.

SCHEDULE
OF
FEES
--------
The Trustee will charge the following fees for servicing your IRA account:

Annual maintenance fee                   $15 per SSN, per Retirement Plan type
-------------------------------------------------------------------------------
Distribution (including direct rollovers or transfers)                $15 each
-------------------------------------------------------------------------------
Refund of excess contribution                                         $15 each
-------------------------------------------------------------------------------
Any outgoing wire transfer                                            $10 each
-------------------------------------------------------------------------------

The annual maintenance fee will be deducted from your account unless otherwise paid by you. The charge for refund of excess contribution will be deducted from your account at the time of the refund. These fees are subject to change.


FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800-378-1405

THE GARZARELLI FUNDS
P.O. BOX 674
MILWAUKEE, WI 53201-0674


*****


EXHIBIT 15


                              THE GARZARELLI FUNDS

                         SERVICE AND DISTRIBUTION PLAN

     WHEREAS, The Garzarelli Funds (the "Trust") is organized to engage in the business of an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets (the "Funds");

     WHEREAS, the Trust desires to adopt the following plan according to Rule 12b-1 under the Act.

     NOW, THEREFORE, the Trust hereby adopts on behalf of the Funds, a Service and Distribution Plan on the following terms and conditions (the "Plan"):

     1. The Trust on behalf of each Fund may pay a distribution and service fee on an annualized basis of up to 0.25% of the Fund's average daily net assets. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of the Trust shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

     2.   The amount set forth in paragraph 1 of this Plan shall be paid for:
(a) services and expenses in connection with any activities primarily intended to result in the sale of shares of the Funds including, but not limited to, compensation to the Trust's distributor and reimbursement of such distributor's expenses; (b) payments made to securities dealers, financial institutions or any other persons (the "Shareholder Organization(s)") who render personal service to shareholders, assist in the maintenance of shareholder accounts or who render assistance in distributing or promoting the sale of the Funds' shares; (c) the cost of preparing, printing and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. Payments under this Plan are not tied exclusively to actual distribution and service expenses and the payments may exceed distribution and service expenses actually incurred.

     3. The Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority of the outstanding voting securities of such Fund if the Plan is adopted after any public offering of such Fund or the sale of such securities of such Fund to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the company, or affiliated persons of such promoters.

     4. This Plan shall not take effect with respect to a Fund until it, together with any related agreements, has been approved by votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

     5. After taking effect in accordance with paragraphs 3 and 4, this Plan shall continue in full force and effect as to each respective Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4.

     6. All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. This Plan may be terminated as to a Fund at any time, without payment of any penalty, by vote of the Trustees of the Trust, by a vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding shares of the Fund.

     8. This Plan may not be amended for a Fund to increase materially the amounts provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 4 hereof.

     9. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

     10. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

     IN WITNESS WHEREOF, the Trust has adopted this Service and Distribution
Plan as of the     day of March, 1997.
               ---


*****



EXHIBIT 16


                                                        THE GARZARELLI FUNDS
                                  COMPUTATION OF ONE YEAR HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
                                                      FORM N-1A PART C ITEM 16
BALANCED FUND
               Initial                   Shares        Reinvested    Dividend      Record                             Reinvest
              Investment       NAV    Outstanding        Shares       Amount        Date         Ex-Date       Rate     Price
              ----------      ----    -----------       -------       -------      ------        -------       ----   --------
3/31/97        1,000.00       10.00      100.000
3/31/98        1,057.00       10.07      104.965         4.965         50.00      12/30/96      12/31/96       0.50     10.07

          HYPOTHETICAL TOTAL RETURN CALCULATION
          P(1+T)^n = ERV
          1,000(1+T)^1 = 1,057.00
          T = 5.70%


*****



EXHIBIT 17

[ARTICLE] 6
[CIK] 0001025740
[NAME] THE GARZARELLI FUNDS
[SERIES]
   [NUMBER] 1
   [NAME] GARZARELLI BALANCED FUND
[S]                             [C]
[PERIOD-TYPE]                   1-MO
[FISCAL-YEAR-END]                          OCT-31-1997
[PERIOD-END]                               MAR-11-1997
[INVESTMENTS-AT-COST]                                0
[INVESTMENTS-AT-VALUE]                               0
[RECEIVABLES]                                        0
[ASSETS-OTHER]                                 100,000
[OTHER-ITEMS-ASSETS]                            90,000
[TOTAL-ASSETS]                                 190,000
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       90,000
[TOTAL-LIABILITIES]                             90,000
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                       100,000
[SHARES-COMMON-STOCK]                           10,000
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                             0
[NET-ASSETS]                                   100,000
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                    0
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                       0
[NET-INVESTMENT-INCOME]                              0
[REALIZED-GAINS-CURRENT]                             0
[APPREC-INCREASE-CURRENT]                            0
[NET-CHANGE-FROM-OPS]                                0
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                              0
[NUMBER-OF-SHARES-REDEEMED]                          0
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                               0
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                                0
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                      0
[AVERAGE-NET-ASSETS]                           100,000
[PER-SHARE-NAV-BEGIN]                            10.00
[PER-SHARE-NII]                                      0
[PER-SHARE-GAIN-APPREC]                              0
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.00
[EXPENSE-RATIO]                                      0
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0
(null)